UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2015

Multi Sector Fixed Income Funds
Bond Fund*
Core Fixed Income
Global Income
Strategic Income

*Effective October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.

Goldman Sachs Multi Sector Fixed Income Funds

■	BOND FUND

■	CORE FIXED INCOME

■	GLOBAL INCOME

■	STRATEGIC INCOME

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	4

Market Review	5

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	33

Financial Statements	110

Financial Highlights	116

Notes to the Financial Statements	124

Report of Independent Registered Public Accounting Firm	151

Other Information	152

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ prospectus.

The Goldman Sachs Bond Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities and fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

The Goldman Sachs Global Income Fund invests primarily in a portfolio of fixed income securities of U.S. and foreign issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Issuers of sovereign debt may be unable or unwilling to repay principal or interest when due. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all). The Fund may invest heavily in investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Strategic Income Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. government securities, non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loans and loan assignments and convertible securities. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to, among other risks, prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility, are less liquid and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. The Fund may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

The Investment Adviser will not manage the investment program of the Fund by reference to a benchmark index (i.e., unconstrained). By removing benchmark constraints, the Fund is able to invest across the global fixed income spectrum without regard to sector, quality, maturity or market capitalization limitations, including in asset classes in which more traditional or benchmark-constrained fixed income funds do not typically invest (or do not invest to such an extent). Due to this flexible strategy, the Fund’s risk exposure may vary, and the Fund may underperform traditional fixed income indices. There can be no assurance that the discretionary element of the investment processes of the Investment Adviser will be exercised in a manner that is successful or that is not adverse to the Fund, or that the Fund will outperform more traditional or benchmark-constrained fixed income funds.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

Geopolitical tensions and increasingly divergent economic conditions and monetary policies of global central banks drove the performance of the global fixed income markets during the 12 months ended March 31, 2015 (the “Reporting Period”).

When the Reporting Period began in April 2014, spread, or non-government bond, sectors rallied as global bond yields fell. Most fixed income sectors generated positive returns, with emerging markets debt and non-agency mortgage-backed securities leading gains. Investors focused in part on events in Ukraine, as Russia’s intervention led to sanctions by the U.S. and Europe. Emerging markets debt overall appeared to benefit from investment flows diverted from Russia. Economic influences included the U.S. Commerce Department’s announcement that first quarter 2014 Gross Domestic Product (“GDP”) had declined, indicating an economic contraction. However, second calendar quarter economic data releases, such as auto sales, jobless claims and manufacturing activity, suggested a rebound was underway. This supported the view of some market participants that the first quarter 2014 economic contraction might have been due to inclement winter weather and that economic growth could accelerate in the remainder of the calendar year. From a monetary policy perspective, in June 2014, the European Central Bank (“ECB”) cut interest rates by 10 basis points, moving the deposit rate for the Eurozone into negative territory for the first time in history. (A basis point is 1/100th of a percentage point.) The ECB also announced it would be implementing additional liquidity measures targeted at stimulating lending.

During the third calendar quarter, spread sectors retreated. High yield corporate bonds and emerging markets debt led underperformance, as geopolitical tensions surrounding Russia and the Middle East weighed on risk sentiment. In the Eurozone, the ECB implemented further easing measures in the form of interest rate cuts and targeted long-term financial operations, and announced plans to start purchasing asset-backed securities as a result of persistently low inflation and weak economic growth. U.S. economic data was generally strong, suggesting an above-trend pace of growth, leading the Federal Reserve (the “Fed”) to shift up its forecasts for the future path of U.S. interest rates. Meanwhile, the U.S. dollar saw its best quarter in more than six years, driven predominantly by market views on global economic divergence —improving U.S. economic data reinforced views about stronger U.S. growth, while the faltering Japanese and Eurozone economies suggested continued weakness.

Spread sectors declined overall during the fourth quarter of 2014. High yield corporate bonds and emerging markets debt were weakest, as falling oil prices heightened market volatility and sparked a flight to quality. At the same time, global economic divergence continued. In the U.S., the economy improved, leading the Fed to end its quantitative easing asset purchase program, as planned, in October 2014. Soft economic data in the Eurozone and Japan resulted in further monetary easing by their central banks. The U.S. dollar continued to appreciate versus many other global currencies.

During the first quarter of 2015, spread sectors generated broadly positive returns. As the Fed and the U.K. considered raising short-term interest rates, global monetary policy easing intensified with the ECB announcing its quantitative easing program and approximately 25 other global central banks easing monetary policy. The U.S. dollar appreciated for a third consecutive quarter, reaching a 12-year high versus the euro ahead of the Fed’s March 2015 policy meeting. The anti-austerity Syriza party was victorious in Greece’s elections, raising fears of a renewed debt crisis. Near quarter-end, Eurozone finance ministers agreed to a

MARKET REVIEW

four-month extension of the current Greek bailout package, buying time but leaving unresolved the question of how Greece will fund debt repayments during July and August 2015.

For the Reporting Period overall, commercial mortgage-backed securities generated the strongest positive returns within the broad fixed income market. Asset-backed securities also outperformed U.S. Treasuries, followed at some distance by mortgage-backed securities. Conversely, sovereign emerging markets debt and high yield corporate bonds underperformed U.S. Treasuries. Investment grade corporate bonds and agency securities also lagged U.S. Treasuries, albeit more modestly. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as intermediate-term and longer-term yields declined and shorter-term maturities edged up. The yield on the bellwether 10-year U.S. Treasury fell approximately 79 basis points to 1.92%.

Looking Ahead

At the end of the Reporting Period, we believed that global growth was improving, with an economic revival underway in Europe. Overall, we consider Europe the world’s most improved economy, boosted by the ECB’s unexpectedly aggressive quantitative easing. That said, in our view, longer-term momentum appears questionable, and we do not expect to see much of an increase in European inflation during the 2015 calendar year.

In terms of the U.S., we believe the labor market is nearing full recovery, and we expect economic growth to trend higher as the effects of the harsh 2015 winter subside and should consumers, as we anticipate, start spending money saved as a result of low oil prices. At the same time, U.S. dollar strength may pose some potential downside risk for corporate earnings and exports. While a June 2015 interest rate hike from the Fed remains a possibility, we think an increase in September 2015 or later is more likely, due to the combination of U.S. dollar strength and, with the noted exceptions, broad global monetary policy easing.

At the end of the Reporting Period, we believed the fixed income markets were becoming more removed from fundamentals, as divergent central bank policies increasingly drove investment flows. We also believed that risks had increased, with Europe once again facing the threat of a Greek exit from the European Union and economic indicators suggesting that China may miss its 7% economic growth target.

PORTFOLIO RESULTS

Goldman Sachs Bond Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Effective October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund’s name changed to the Goldman Sachs Bond Fund (the “Fund”). Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 4.09%, 3.41%, 4.45%, 3.94%, 4.36% and 3.84%, respectively. These returns compare to the 5.72% average annual total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning strategy detracted from relative performance during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our top-down currency and cross-sector strategies were the primary positive contributors to Fund performance during the Reporting Period. In our currency strategy, underweighted positions in the euro and Swiss franc proved particularly beneficial during the Reporting Period. In January 2015, the Swiss National Bank, in a sudden move, removed the long-held exchange rate floor on the value of the euro versus the Swiss franc. We covered the Fund’s short Swiss franc position leading up to this news. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection overall added value as well.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s exposure to non-agency mortgage-backed securities contributed positively to relative results. Non-agency mortgage-backed securities performed well, supported by appreciating home values and improving borrower credit performance. A long volatility position also performed well, particularly in October 2014, as financial markets grappled with uncertainty around future Federal Reserve (“Fed”) policy moves and geopolitical tensions in the Middle East and Eastern Europe. In contrast, the Fund’s tactical overweight position in tax-exempt Puerto Rico bonds detracted from relative results during the Reporting Period.

Individual issue selection of both agency and non-agency collateralized mortgage obligations within the securitized debt sector added value. Having an underweighted exposure to longer-dated corporate bonds within the corporate credit sector also contributed positively to the Fund’s performance. Partially offsetting these positive contributors was the Fund’s selection of local currency South Korean bonds within the emerging markets debt sector, which detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. We maintained a short U.S. duration position relative to the Barclays Index through much of the Reporting Period, which hurt as rates declined due to spans of extreme weather, geopolitical tensions and broad market volatility. We

PORTFOLIO RESULTS

gradually shifted the Fund’s short U.S. duration position toward a neutral stance during the second half of the Reporting Period, as subdued inflation, an appreciating U.S. dollar and softer economic data increased risks, in our view, that the Fed may postpone an interest rate hike to later than originally anticipated by the consensus. Indeed, the Fed’s meeting in March 2015 produced a more dovish statement than the market expected. It left open the possibility of an interest rate hike in June 2015, but lower forecasts for unemployment, interest rates and U.S. Gross Domestic Product (“GDP”) put doubt on this timing for normalization of interest rates. At the end of the Reporting Period, we expected the first Fed rate hike to be announced at the September 2015 Fed meeting or later.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we shifted the Fund’s short U.S. duration position toward a rather neutral stance during the second half of the Reporting Period, as subdued inflation, an appreciating U.S. dollar and softer economic data increased risks, in our view, that the Fed would postpone an interest rate hike later than originally anticipated by the consensus.

From a sector perspective, we modestly increased the Fund’s underweighted exposure to agency mortgage-backed securities sensitive to increased prepayments due to lower mortgage rates and to those we believe are most likely to be affected by the change in supply/demand dynamics that may occur as Fed policy shifts are implemented. Toward the end of the Reporting Period, we managed this position more tactically, as uncertainty around Fed policy increased. We maintained the Fund’s overweighted allocation relative to the Barclays Index to non-agency mortgage-backed securities throughout the Reporting Period, albeit with modestly reduced exposure. We maintained a constructive view on non-agency mortgage-backed securities, though we believe spreads, or yield differentials to U.S. Treasuries, may be volatile in the widely-anticipated market environment. In our view, modest home price gains and improving borrower performance should, nevertheless, continue to support the sector.

We maintained the Fund’s overweighted exposure relative to the Barclays Index to corporate credit, as we expect global economic growth to further improve in the second quarter of 2015. In our view, risk asset valuations are modest, and the data dependency from the Fed makes us think there is some, but limited, upside in U.S. risk assets. The Fund was moderately overweight credit at the end of the Reporting Period, as fundamentals remain sound, in our view, and we think current spread levels amply reflect the risk of energy-related defaults and downgrades.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of March 2015?

A	At the end of March 2015, the Fund had overweighted allocations relative to the Barclays Index on a market-value weighted basis in asset-backed securities and high yield corporate bonds. The Fund also had modest exposure to municipal bonds, which is a sector not represented in the Barclays Index. The Fund had underweighted exposure relative to the Barclays Index in residential mortgage-backed securities, U.S. government securities, quasi-government securities and commercial mortgage-backed securities. The Fund held rather neutral positions compared to the Barclays Index in covered bonds, investment grade corporate bonds and emerging market debt. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash at the end of the Reporting Period. The Fund maintained a rather neutral overall duration compared to the Barclays Index at the end of the Reporting Period.

FUND BASICS

Bond Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	4.09%	5.72%	1.22%	0.92%
Class C	3.41	5.72	0.53	0.22
Institutional	4.45	5.72	1.61	1.30
Service	3.94	5.72	1.09	0.77
Class IR	4.36	5.72	1.52	1.20
Class R	3.84	5.72	1.02	0.62

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/15	One Year	Five Years	Since Inception	Inception Date
Class A	0.15%	4.33%	4.60%	11/30/06
Class C	2.38	4.37	4.31	11/30/06
Institutional	4.45	5.49	5.45	11/30/06
Service	3.94	4.98	5.31	6/20/07
Class IR	4.36	5.30	5.22	11/30/07
Class R	3.84	4.86	4.74	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	1.05%
Class C	1.54	1.80
Institutional	0.45	0.70
Service	0.95	1.21
Class IR	0.54	0.80
Class R	1.04	1.28

[5]The	expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 1, 2015, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificate of deposits and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]“	Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS BOND FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on November 30, 2006 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Bond Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 30, 2006 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced November 30, 2006)
Excluding sales charges	4.09%	5.13%	N/A	5.09%
Including sales charges	0.15%	4.33%	N/A	4.60%

Class C (Commenced November 30, 2006)
Excluding contingent deferred sales charges	3.41%	4.37%	N/A	4.31%
Including contingent deferred sales charges	2.38%	4.37%	N/A	4.31%

Institutional (Commenced November 30, 2006)	4.45%	5.49%	N/A	5.45%

Service (Commenced June 20, 2007)	3.94%	4.98%	N/A	5.31%

Class IR (Commenced November 30, 2007)	4.36%	5.30%	N/A	5.22%

Class R (Commenced November 30, 2007)	3.84%	4.86%	N/A	4.74%

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 4.77%, 3.98%, 5.11%, 4.59%, 5.03% and 4.51%, respectively. These returns compare to the 5.72% average annual total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning strategy detracted from relative performance during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our top-down currency and cross-sector strategies were the primary positive contributors to Fund performance during the Reporting Period. In our currency strategy, underweighted positions in the New Zealand dollar, Swiss franc, Swedish krona and Australian dollar proved particularly beneficial during the Reporting Period. In January 2015, the Swiss National Bank, in a sudden move, removed the long-held exchange rate floor on the value of the euro versus the Swiss franc. We covered the Fund’s short Swiss franc position leading up to this news. Our cross-sector strategy is one in which we invet Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection overall added value as well.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s exposure to non-agency mortgage-backed securities contributed positively to relative results. Non-agency mortgage-backed securities performed well, supported by appreciating home values and improving borrower credit performance. A long volatility position also performed well, particularly in October 2014, as financial markets grappled with uncertainty around future Federal Reserve (“Fed”) policy moves and geopolitical tensions in the Middle East and Eastern Europe. In contrast, the Fund’s allocations to corporate bonds and agency mortgage-backed securities detracted from relative results during the Reporting Period.

Individual issue selection of both agency and non-agency collateralized mortgage obligations within the securitized debt sector added value. Having an underweighted exposure to longer-dated corporate bonds and holdings of structured products within the corporate credit sector also contributed positively to the Fund’s performance. Partially offsetting these positive contributors was the Fund’s targeted trades and selections of Treasury inflation protected securities (“TIPS”) in the government/swaps sector, which detracted. Within the emerging markets debt sector, selection of Mexican debt and an underweight to Turkish debt further detracted.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. We maintained a short U.S. duration position relative to the Barclays Index through much of the Reporting Period, which hurt as rates declined due to spans of extreme weather, geopolitical tensions and broad market volatility. We gradually shifted the Fund’s short U.S. duration position toward a neutral stance during the second half of the Reporting Period, as subdued inflation, an appreciating U.S. dollar and softer economic data increased risks, in our view, that the Fed may postpone an interest rate hike to later than originally anticipated by the consensus. Indeed, the Fed’s meeting in March 2015 produced a more dovish statement than the market expected. It left open the possibility of an interest rate hike in June 2015, but lower forecasts for unemployment, interest rates and U.S. Gross Domestic Product (“GDP”) put doubt on this timing for normalization of interest rates. At the end of the Reporting Period, we expected the first Fed rate hike to be announced at the September 2015 Fed meeting or later.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and international government bond futures, Eurodollar futures and other futures contracts were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we shifted the Fund’s short U.S. duration position toward a rather neutral stance during the second half of the Reporting Period, as subdued inflation, an appreciating U.S. dollar and softer economic data increased risks, in our view, that the Fed would postpone an interest rate hike later than originally anticipated by the consensus.

From a sector perspective, we modestly increased the Fund’s underweighted exposure to agency mortgage-backed securities sensitive to increased prepayments due to lower mortgage rates and to those we believe are most likely to be affected by the change in supply/demand dynamics that may occur as Fed policy shifts are implemented. Toward the end of the Reporting Period, we managed this position more tactically, as uncertainty around Fed policy increased. We maintained the Fund’s overweighted allocation relative to the Barclays Index to non-agency mortgage-backed securities throughout the Reporting Period, albeit with modestly reduced exposure. We maintained a constructive view on non-agency mortgage-backed securities, though we believe spreads, or yield differentials to U.S. Treasuries, may be volatile in the widely-anticipated market environment. In our view, modest home price gains and improving borrower performance should, nevertheless, continue to support the sector.

We maintained the Fund’s overweighted exposure relative to the Barclays Index to corporate credit, as we expect global economic growth to further improve in the second quarter of 2015. In our view, risk asset valuations are modest, and the data dependency from the Fed makes us think there is some, but limited, upside in U.S. risk assets. The Fund was moderately overweight credit at the end of the Reporting Period, as fundamentals remain sound, in our view, and we think current spread levels amply reflect the risk of energy-related defaults and downgrades.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of March 2015?

A	At the end of March 2015, the Fund had its most overweighted allocations relative to the Barclays Index on a market-value weighted basis in investment grade corporate bonds (with an emphasis on the financials industry) and asset-backed securities. The Fund also had more modestly overweighted exposure at the end of the Reporting Period to quasi-government securities, commercial mortgage-backed securities and covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund had its most underweighted exposure relative to the Barclays Index in U.S. government securities. The Fund also had underweighted exposures to emerging markets debt and to the residential mortgage-backed securities sector overall. However, within the residential mortgage-backed securities sector, the Fund had overweighted allocations to agency collateralized mortgage obligations and an underweighted exposure to mortgage-backed security pass-throughs. The Fund had a sizable position in cash and cash equivalents at the end of March 2015. The Fund maintained a rather neutral overall duration compared to the Barclays Index at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	Barclays Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	4.77%	5.72%	1.43%	1.37%
Class C	3.98	5.72	0.75	0.68
Institutional	5.11	5.72	1.83	1.76
Service	4.59	5.72	1.33	1.26
Class IR	5.03	5.72	1.74	1.67
Class R	4.51	5.72	1.24	1.17

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	0.88%	3.70%	3.67%	4.92%	5/1/97
Class C	2.96	3.70	3.30	4.22	8/15/97
Institutional	5.11	4.83	4.43	5.60	1/5/94
Service	4.59	4.33	3.92	5.05	3/13/96
Class IR	5.03	4.75	N/A	4.11	11/30/07
Class R	4.51	4.23	N/A	3.60	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.78%	0.83%
Class C	1.53	1.58
Institutional	0.44	0.49
Service	0.93	0.98
Class IR	0.53	0.58
Class R	1.03	1.08

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 1, 2015, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on April 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2005 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	4.77%	4.49%	4.07%	5.14%
Including sales charges	0.88%	3.70%	3.67%	4.92%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	3.98%	3.70%	3.30%	4.22%
Including contingent deferred sales charges	2.96%	3.70%	3.30%	4.22%

Institutional (Commenced January 5, 1994)	5.11%	4.83%	4.43%	5.60%

Service (Commenced March 13, 1996)	4.59%	4.33%	3.92%	5.05%

Class IR (Commenced November 30, 2007)	5.03%	4.75%	N/A	4.11%

Class R (Commenced November 30, 2007)	4.51%	4.23%	N/A	3.60%

PORTFOLIO RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Global Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 5.27%, 4.53%, 5.63%, 5.03% and 5.54%, respectively. These returns compare to the 7.38% average annual total return of the Fund’s benchmark, the Barclays Global Aggregate Bond Index (Gross, USD, hedged) (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our duration strategy detracted from the Fund’s results. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Primary contributors to the Fund’s performance were our country and currency strategies. Within our country strategy, an overweighted exposure to European rates relative to an underweighted exposure to U.S. rates contributed the most. An overweighted exposure to European peripheral nations, such as Spain and Italy, relative to European core markets also added value. Such positioning more than offset the detracting impact of positioning in Sweden, Japan and Australia during the Reporting Period. Within our currency strategy, the Fund’s short position in the Swiss franc contributed the most. The Swiss franc depreciated relative to the U.S. dollar, as inflation concerns prompted market speculation that the Swiss National Bank would provide support in terms of monetary easing. Additionally, the Fund’s positioning in the euro boosted results. To a more modest degree, our cross-sector strategy also added value. Our cross sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Individual issue selection produced mixed results during the Reporting Period. These strategies reflect any active views we take on these particular sectors.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the government/swaps sector detracted from the Fund’s results during the Reporting Period, owing primarily to the Fund’s positioning on the U.K. yield curve and its exposure to U.S. Treasury inflation protected securities (“TIPS”).

Conversely, bottom-up individual issue selection of collateralized mortgage obligations and adjustable rate mortgage securities — through our securitized selection strategy — boosted the Fund’s relative results during the Reporting Period. Via our cross-sector strategy, positioning in mortgage-backed securities, corporate bonds and emerging market debt proved beneficial to the Fund’s performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The combined effect of the Fund’s duration and yield curve positioning detracted from results during the Reporting Period. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted. However, the Fund’s tactical short U.S., U.K. and Japan duration positions relative to the Barclays Index, held through most of the Reporting Period, hurt, as yields were generally driven lower in these regions amidst mixed global economic data and elevated volatility in several emerging markets. In the U.S., the Federal Reserve (the “Fed”) ended its quantitative easing asset purchases on schedule in October 2014 and

PORTFOLIO RESULTS

subsequently dropped its reference to remaining “patient” with respect to tightening monetary policy — keeping the flexibility to raise interest rates in June 2015. In the U.K., the Bank of England’s meeting minutes highlighted a dovish tone, with indication of a divergence in views of its interest rate setting committee. In Japan, government bond yields declined, as its real Gross Domestic Product (“GDP”) rose in the fourth quarter of 2014 after three previous quarters of contraction.

For the Reporting Period overall, the Fund maintained a short duration position relative to the Barclays Index. In our view, global economic data was better than it had been, and we expect global economic growth to further improve in the second quarter of 2015. As such, we continue to anticipate a gradual rise in interest rates. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies. Forward sales contracts were used to implement currency transactions based on our active views and for hedging purposes. Written option contracts were used to implement active views within our top-down and bottom-up selection strategies and for hedging purposes.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we generally maintained a short duration stance relative to the Barclays Index throughout the Reporting Period, but we tactically adjusted the Fund’s duration position as market conditions shifted. For example, we remained short U.S., U.K. and Japanese rates in the first half of the Reporting Period. We then tactically adjusted the Fund’s positions to neutral in U.K. and U.S. rates and shifted to a comparatively longer duration position in Japanese rates.

We increased the Fund’s weightings in government securities, quasi-government securities and investment grade corporate bonds and reduced the Fund’s relative exposure to commercial mortgage-backed securities, residential mortgage-backed securities, covered bonds and municipal bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) We reduced the Fund’s position in cash.

From a country perspective, we reduced the Fund’s underweight position in the U.S. in the midst of a rise in volatility and the Fed’s emphasis on the effect of slower global economic growth. We also trimmed the Fund’s overweight positions in Spain and Italy, as we are cautious about the near-term outlook in Europe owing to uncertainty regarding Greece’s debt repayment. We assumed an overweight position in Japan due to expectations of further easing. Elsewhere, we increased relative exposure to Germany and the U.K. and did so more modestly to the emerging markets overall.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2015?

A	At the end of March 2015, on a market-value weighted basis, the Fund had overweighted allocations relative to the Barclays Index in asset-backed securities, commercial mortgage-backed securities and investment grade corporate bonds. The Fund had underweighted exposure relative to the Barclays Index in government securities and covered bonds. The Fund was rather neutrally weighted compared to the Barclays Index in quasi-government securities, residential mortgage-backed securities and emerging market debt at the end of the Reporting Period.

From a country perspective, on a market-value weighted basis, the Fund was overweight relative to the benchmark in the Eurozone overall, but within the region, was underweight France, overweight Germany and rather neutral to the remaining markets at the end of the Reporting Period. The Fund was overweight relative to the Barclays Index in the U.S.; underweight relative to the Barclays Index in Japan; and relatively neutrally weighted to Australia, Canada, Denmark, Norway, Sweden and the U.K. at the end of the Reporting Period. The Fund had a modestly longer duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

Global Income Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	Barclays Global Aggregate Bond Index (Gross, USD, hedged)[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	5.27%	7.38%	0.28%	0.22%
Class C	4.53	7.38	-0.28	-0.51
Institutional	5.63	7.38	0.63	0.57
Service	5.03	7.38	0.12	0.09
Class IR	5.54	7.38	0.54	0.48

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Global Aggregate Bond Index (Gross, USD, hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.36%	3.42%	4.02%	5.48%	8/2/91
Class C	3.49	3.46	3.65	4.16	8/15/97
Institutional	5.63	4.58	4.78	5.94	8/1/95
Service	5.03	4.04	4.25	4.86	3/12/97
Class IR	5.54	N/A	N/A	4.26	7/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.04%	1.20%
Class C	1.79	1.95
Institutional	0.70	0.86
Service	1.20	1.35
Class IR	0.79	0.95

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

CURRENCY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/15	as of 3/31/14
U.S. Dollar[7]	45.7%	48.7%
Euro	27.6	28.3
Japanese Yen	11.0	11.6
British Pound	5.8	4.7
Mexican Peso	3.5	1.0
Canadian Dollar	3.4	2.8
South Korean Won	0.8	0.8
Australian Dollar	0.5	0.6
South African Rand	0.4	0.5
Danish Krone	0.2	0.6
Czech Koruna	0.1	0.1
Polish Zloty	0.1	0.0
Swedish Krona	0.0	0.9

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	These figures represent the value excluding short-term obligations. If short-term obligations had been included, the percentages for 3/31/15 and 3/31/14 would have been 50.0% and 55.9%, respectively.

GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on April 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Global Aggregate Bond Index (Gross, USD, hedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Global Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2005 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 2, 1991)
Excluding sales charges	5.27%	4.21%	4.41%	5.65%
Including sales charges	1.36%	3.42%	4.02%	5.48%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	4.53%	3.46%	3.65%	4.16%
Including contingent deferred sales charges	3.49%	3.46%	3.65%	4.16%

Institutional (Commenced August 1, 1995)	5.63%	4.58%	4.78%	5.94%

Service (Commenced March 12, 1997)	5.03%	4.04%	4.25%	4.86%

Class IR (Commenced July 30, 2010)	5.54%	N/A	N/A	4.26%

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -2.78%, -3.51%, -2.45%, -2.44% and -3.03%, respectively. These returns compare to the 0.25% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Detracting from the Fund’s performance was our duration strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Within our top-down strategies, our currency strategy contributed positively to Fund performance. Within our currency strategy, the Fund benefited most from an overweighted position in the U.S. dollar versus other developed currencies, including the Swiss franc and the euro.

Individual issue selection produced mixed results during the Reporting Period. These strategies reflect any active views we take on these particular sectors.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the municipal debt sector detracted, primarily as a result of the Fund’s positioning across Puerto Rico debt. These securities were pressured, as the Commonwealth of Puerto Rico continued to experience economic headwinds during the Reporting Period.

Conversely, individual issue selection within the securitized and corporate bond sectors contributed positively to the Fund’s performance. Within the securitized sector, exposure to non-agency mortgage-backed securities helped most. Within the corporate bond sector, the Fund’s sizable exposures to high yield corporate bonds, investment grade corporate bonds, bank loans and collateralized loan obligations added the most value.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s tactical duration and yield curve positioning detracted from results during the Reporting Period. The Fund maintained a short duration on the U.S. Treasury yield curve. Such positioning hurt as rates declined during the Reporting Period due to geopolitical tensions in Ukraine and the Middle East, mixed economic growth data globally and broader market volatility, while the Fund was positioned in anticipation of rising rates. The 10-year U.S. Treasury yield ended the Reporting Period approximately 80 basis points lower at 1.92%. (A basis point is 1/100th of a percentage point.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

PORTFOLIO RESULTS

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used written options contracts and swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. We used total return swaps to manage curve exposure across various strategies within the Fund. Our currency strategy used forward sales contracts to implement long and short views within the strategy.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors. The Fund’s overall positioning remained fairly consistent through the first half of the Reporting Period, with the major themes being short duration and an emphasis on growth-sensitive assets and interest rate volatility. That said, global monetary policy divergence, geopolitical risk surrounding Russia and the Middle East and the sell-off in high yield during the third quarter of 2014 drove the Fund’s prudent reduced risk positioning with more moderate exposures to high yield corporate bond and interest rate volatility for the majority of the Reporting Period. More specifically, the Fund had held a sizable exposure to high yield corporate bonds, which we pared back on strong performance in the second quarter of 2014. We subsequently added back to that exposure following spread, or yield differential, widening that occurred as a result of heightened geopolitical risk and exchange-traded fund outflows late in the third calendar quarter.

During the second half of the Reporting Period, we reduced the Fund’s short U.S. duration, as subdued inflation, an appreciating U.S. dollar and softer economic data increased risks, in our view, that the Federal Reserve (the “Fed”) would postpone an interest rate hike to later than originally anticipated. We significantly increased the Fund’s exposure to corporate credit in the fourth quarter of 2014 and maintained that positioning through the end of the Reporting Period, as we expect global economic growth to further improve in the second quarter of 2015. In our view, risk asset valuations are modest, and the data dependency from the Fed makes us think there is some, but limited, upside in U.S. risk assets. The Fund maintained its sizable exposure to credit at the end of the Reporting Period, as fundamentals remain sound, in our view, and we think current spread levels, or yield differentials to U.S. Treasuries, amply reflect the risk of energy-related defaults and downgrades.

We maintained the Fund’s sizable exposure to non-agency mortgage-backed securities throughout the Reporting Period, albeit with modestly reduced exposure. We maintained a constructive view on non-agency mortgage-backed securities, though spreads may be volatile in the widely-anticipated market environment. In our view, modest home price gains and improving borrower performance should, nevertheless, continue to support the sector.

Q	How was the Fund positioned at the end of March 2015?

A	At the end of March 2015, the Fund had the majority of its total net assets invested in U.S. government securities, followed at some distance by collateralized loan obligations, agency and non-agency mortgage-backed securities, high yield corporate bonds, emerging markets debt, corporate bank loans and investment grade corporate bonds. The Fund also maintained exposure at the end of the Reporting Period to commercial mortgage-backed securities, quasi-government securities, municipal bonds, covered bonds and asset-backed securities. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also had a sizable position in cash at the end of the Reporting Period.

PORTFOLIO RESULTS

The Fund’s largest duration positions at the end of the Reporting Period were its long duration position in Japan and its short duration position in Europe. The Fund had a more modestly long duration position in the U.S. and a more modestly short duration position in the U.K. The Fund had a modestly short duration overall relative to the LIBOR Index at the end of the Reporting Period.

From a currency perspective, the Fund maintained long currency positions in the U.S. dollar and, to a significantly more modest degree, in the Mexican peso and the Indian rupee. The Fund was most short the Chinese renminbi, the new Taiwan dollar, the South Korean won, the Malaysian ringgit, the Singapore dollar and the Japanese yen at the end of the Reporting Period.

FUND BASICS

Strategic Income Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-2.78%	0.25%	2.40%	2.40%
Class C	-3.51	0.25	1.75	1.74
Institutional	-2.45	0.25	2.84	2.83
Class IR	-2.44	0.25	2.75	2.74
Class R	-3.03	0.25	2.25	2.24

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/15	One Year	Since Inception	Inception Date
Class A	-6.39%	2.47%	6/30/10
Class C	-4.47	2.53	6/30/10
Institutional	-2.45	3.65	6/30/10
Class IR	-2.44	3.55	6/30/10
Class R	-3.03	3.03	6/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	0.91%
Class C	1.66	1.66
Institutional	0.57	0.57
Class IR	0.66	0.66
Class R	1.16	1.16

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval. For the most recent reporting period, the Fund does not have any material fee waiver or expense reimbursements and as such the Net and Gross expense ratios will be the same.

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificate of deposits and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS STRATEGIC INCOME FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on June 30, 2010 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Strategic Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2010 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Since Inception
Class A (Commenced June 30, 2010)
Excluding sales charges	-2.78%	3.30%
Including sales charges	-6.39%	2.47%

Class C (Commenced June 30, 2010)
Excluding contingent deferred sales charges	-3.51%	2.53%
Including contingent deferred sales charges	-4.47%	2.53%

Institutional (Commenced June 30, 2010)	-2.45%	3.65%

Class IR (Commenced June 30, 2010)	-2.44%	3.55%

Class R (Commenced June 30, 2010)	-3.03%	3.03%

GOLDMAN SACHS BOND FUND

Schedule of Investments

March 31, 2015

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 28.2%
Automotive – 1.0%
Chrysler Group LLC/CG Co-Issuer, Inc.(a)
$200,000	8.000%		06/15/19	$209,750
Ford Motor Credit Co. LLC
375,000	5.000		05/15/18	409,079
2,175,000	5.875		08/02/21	2,555,610
General Motors Financial Co., Inc.
275,000	3.250		05/15/18	281,188
1,050,000	3.500		07/10/19	1,073,625

				4,529,252

Banks – 6.8%
Abbey National Treasury Services PLC
925,000	4.000		04/27/16	954,244
American Express Co.(a)(b)
1,200,000	6.800		09/01/66	1,260,000
Australia & New Zealand Banking Group Ltd.(c)
1,000,000	4.500		03/19/24	1,045,018
Banco Nacional de Costa Rica(c)
260,000	6.250		11/01/23	264,225
Bank of America Corp.
625,000	4.125		01/22/24	667,409
575,000	4.000		04/01/24	610,583
300,000	6.250	(a)(b)	09/29/49	305,625
175,000	6.500	(a)(b)	10/23/49	184,187
Bank of Montreal(c)
500,000	2.850		06/09/15	502,210
Barclays Bank PLC
425,000	2.500		02/20/19	433,289
Canadian Imperial Bank of Commerce(c)
300,000	2.600		07/02/15	301,551
Citigroup, Inc.
305,000	6.125		11/21/17	339,450
850,000	3.375		03/01/23	870,303
200,000	5.875	(a)(b)	03/27/49	202,500
100,000	6.300	(a)(b)	05/15/49	101,875
Compass Bank
275,000	1.850	(a)	09/29/17	275,473
475,000	5.500		04/01/20	518,762
Credit Agricole SA(c)
725,000	4.375		03/17/25	733,085
Credit Suisse AG(c)
250,000	6.500		08/08/23	285,447
Credit Suisse Group AG(a)(b)(c)
300,000	6.250		12/11/49	295,500
600,000	7.500		12/18/49	644,250
Credit Suisse Group Funding Guernsey Ltd.(c)
1,475,000	3.750		03/26/25	1,493,032
Discover Financial Services(a)
900,000	3.750		03/04/25	907,887
Fifth Third Bancorp
300,000	3.625		01/25/16	306,452
HSBC Holdings PLC(a)(b)
925,000	6.375		03/30/49	948,125
ING Bank NV(a)(b)
700,000	4.125		11/21/23	724,395

Corporate Obligations – (continued)
Banks – (continued)
Intesa Sanpaolo SpA
$475,000	2.375%		01/13/17	$479,708
1,150,000	3.875		01/16/18	1,200,798
Intesa Sanpaolo SPA(c)
1,025,000	5.017		06/26/24	1,048,742
Lloyds Bank PLC
350,000	2.300		11/27/18	355,003
1,875,000	2.350		09/05/19	1,895,832
Macquarie Bank Ltd.(c)
125,000	2.600		06/24/19	126,770
400,000	6.625		04/07/21	471,540
MUFG Capital Finance 1 Ltd.(a)(b)
450,000	6.346		07/29/49	472,500
NRAM PLC(c)
1,700,000	5.625		06/22/17	1,863,108
PNC Preferred Funding Trust II(a)(b)(c)
800,000	1.493		03/29/49	732,000
Regions Financial Corp.
325,000	5.750		06/15/15	327,883
Royal Bank of Scotland PLC
675,000	2.550		09/18/15	679,924
1,100,000	9.500	(a)(b)	03/16/22	1,242,450
Santander Bank NA
325,000	2.000	(a)	01/12/18	325,397
400,000	8.750		05/30/18	472,182
Santander Holdings USA, Inc.
270,000	4.625		04/19/16	279,599
Sumitomo Mitsui Financial Group, Inc.(c)
975,000	4.436		04/02/24	1,044,143
Synchrony Financial(a)
1,675,000	3.000		08/15/19	1,711,324
The Bank of Nova Scotia(c)
200,000	1.650		10/29/15	201,420

				30,105,200

Brokerage – 0.9%
Morgan Stanley, Inc.
325,000	3.875		04/29/24	339,469
1,875,000	3.700		10/23/24	1,948,046
775,000	4.300		01/27/45	789,570
875,000	5.550	(a)(b)	07/15/49	882,657

				3,959,742

Building Materials(a)(c) – 0.1%
HD Supply, Inc.
300,000	5.250		12/15/21	310,500

Chemicals – 0.9%
Ashland, Inc.(a)
575,000	4.750		08/15/22	580,750
Eastman Chemical Co.(a)
675,000	3.800		03/15/25	700,394
Ecolab, Inc.
425,000	3.000		12/08/16	438,399
200,000	5.500		12/08/41	242,618
Huntsman International LLC(a)
575,000	4.875		11/15/20	576,437

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Chemicals – (continued)
LyondellBasell Industries NV(a)
$300,000	5.000%	04/15/19	$330,661
The Mosaic Co.(a)
1,180,000	4.250	11/15/23	1,260,257

			4,129,516

Consumer Products(a) – 0.0%
Sally Holdings LLC
125,000	6.875	11/15/19	132,344

Electric – 0.3%
Arizona Public Service Co.
100,000	8.750	03/01/19	125,537
Consumers Energy Co.(a)
850,000	3.950	05/15/43	897,360
Puget Sound Energy, Inc.(a)(b)
250,000	6.974	06/01/67	254,063

			1,276,960

Energy – 2.1%
Anadarko Petroleum Corp.
100,000	8.700	03/15/19	123,314
530,000	3.450 (a)	07/15/24	533,560
325,000	6.450	09/15/36	401,909
Antero Resources Corp.(a)(c)
850,000	5.625	06/01/23	841,500
Apache Corp.(a)
250,000	3.250	04/15/22	253,309
75,000	4.750	04/15/43	78,079
600,000	4.250	01/15/44	586,437
Brazil Minas SPE via State of Minas Gerais
420,000	5.333	02/15/28	400,050
Chesapeake Energy Corp.
800,000	5.750	03/15/23	786,000
Cimarex Energy Co.(a)
150,000	4.375	06/01/24	149,625
ConocoPhillips Co.(a)
580,000	3.350	11/15/24	597,287
400,000	4.150	11/15/34	422,318
Devon Energy Corp.(a)
650,000	3.250	05/15/22	657,882
275,000	5.600	07/15/41	319,071
135,000	4.750	05/15/42	143,488
Laredo Petroleum, Inc.(a)
150,000	6.250	03/15/23	150,000
MEG Energy Corp.(a)(c)
775,000	6.375	01/30/23	717,844
Petrobras Global Finance BV
430,000	4.875	03/17/20	385,185
Petroleos de Venezuela SA
210,000	6.000	05/16/24	66,990
170,000	6.000	11/15/26	52,700
70,000	5.375	04/12/27	21,609
20,000	5.500	04/12/37	6,200
Petroleos Mexicanos
240,000	6.375	01/23/45	268,320

Corporate Obligations – (continued)
Energy – (continued)
PTTEP Canada International Finance Ltd.(c)
$260,000	5.692%	04/05/21	$293,665
Transocean, Inc.
225,000	6.500	11/15/20	188,437
Valero Energy Corp.
650,000	3.650	03/15/25	664,551
Weatherford International Ltd.
225,000	9.625	03/01/19	258,667

			9,367,997

Food & Beverage – 1.3%
Constellation Brands, Inc.
50,000	3.750	05/01/21	51,000
900,000	6.000	05/01/22	1,023,750
Pernod-Ricard SA(c)
525,000	5.750	04/07/21	608,346
405,000	4.450	01/15/22	439,102
SABMiller Holdings, Inc.(c)
1,100,000	4.950	01/15/42	1,235,945
Suntory Holdings Ltd.(c)
550,000	2.550	09/29/19	559,448
Sysco Corp.(a)
1,125,000	3.500	10/02/24	1,162,535
700,000	4.500	10/02/44	736,388

			5,816,514

Food & Drug Retailers(a) – 0.9%
CVS Health Corp.
250,000	4.125	05/15/21	273,550
2,025,000	3.375	08/12/24	2,092,830
Walgreens Boots Alliance, Inc.
475,000	2.700	11/18/19	485,515
350,000	3.800	11/18/24	361,929
800,000	4.800	11/18/44	857,890

			4,071,714

Gaming – 0.1%
MGM Resorts International
475,000	6.750	10/01/20	509,438

Health Care – Services(a) – 0.2%
CHS/Community Health Systems, Inc.
100,000	8.000	11/15/19	106,250
HCA Holdings, Inc.
25,000	7.750	05/15/21	26,594
McKesson Corp.
650,000	2.700	12/15/22	640,486

			773,330

Health Care Products – 0.3%
Becton Dickinson & Co.
475,000	2.675	12/15/19	485,542
Medtronic, Inc.(c)
175,000	2.500	03/15/20	178,810
725,000	3.150	03/15/22	750,899

			1,415,251

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Home Construction – 0.2%
	MDC Holdings, Inc.
	$500,000	5.625%		02/01/20	$535,830
	200,000	5.500	(a)	01/15/24	194,914
	375,000	6.000	(a)	01/15/43	315,730

					1,046,474

	Life Insurance(c) – 0.6%
	Reliance Standard Life Global Funding II
	675,000	2.500		01/15/20	679,937
	Teachers Insurance & Annuity Association of America
	870,000	4.900		09/15/44	982,160
	The Northwestern Mutual Life Insurance Co.
	800,000	6.063		03/30/40	1,059,454

					2,721,551

	Media – Cable – 1.1%
	CCO Holdings LLC/CCO Holdings Capital Corp.(a)
	200,000	7.000		01/15/19	208,250
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
	725,000	3.800		03/15/22	750,867
	600,000	4.450	(a)	04/01/24	640,655
	700,000	3.950	(a)	01/15/25	721,706
	DISH DBS Corp.
	525,000	6.750		06/01/21	556,500
	Time Warner Cable, Inc.
	600,000	7.300		07/01/38	805,743
	250,000	5.500	(a)	09/01/41	285,975
	Videotron Ltd.
	825,000	5.000		07/15/22	849,750

					4,819,446

	Media – Non Cable – 1.2%
	21st Century Fox America, Inc.
	600,000	3.000		09/15/22	606,683
	1,125,000	4.000		10/01/23	1,214,722
	200,000	3.700	(a)	09/15/24	211,636
	NBCUniversal Media LLC
	750,000	4.375		04/01/21	835,605
	1,525,000	4.450		01/15/43	1,658,630
	Nielsen Finance LLC/Nielsen Finance Co.(a)
	525,000	4.500		10/01/20	533,531

					5,060,807

	Metals & Mining – 0.5%
	Alcoa, Inc.(a)
	300,000	5.125		10/01/24	319,500
	CITIC Ltd.
	400,000	6.800		01/17/23	473,593
	Freeport-McMoRan, Inc.(a)
	550,000	5.400		11/14/34	499,905
	Glencore Finance Canada Ltd.(c)
	880,000	2.700		10/25/17	892,879

					2,185,877

	Noncaptive – Financial – 0.4%
	GE Capital Trust I(a)(b)
	458,000	6.375		11/15/67	495,785

	Corporate Obligations – (continued)
	Noncaptive – Financial – (continued)
	General Electric Capital Corp.
MXN	1,000,000	8.500%		04/06/18	$72,233
	$175,000	5.875		01/14/38	225,334
	International Lease Finance Corp.(c)
	200,000	6.750		09/01/16	212,250
	575,000	7.125		09/01/18	649,031

					1,654,633

	Packaging – 0.3%
	Ball Corp.
	225,000	5.000		03/15/22	234,563
	Reynolds Group Issuer, Inc.(a)
	575,000	5.750		10/15/20	593,687
	Sealed Air Corp.(a)(c)
	525,000	8.375		09/15/21	591,937

					1,420,187

	Paper(a)(c) – 0.2%
	Sappi Papier Holding GmbH
	550,000	7.750		07/15/17	594,412
	325,000	8.375		06/15/19	349,619

					944,031

	Pharmaceuticals – 1.8%
	Actavis Funding SCS
	1,125,000	2.350		03/12/18	1,139,312
	875,000	3.450	(a)	03/15/22	892,138
	625,000	4.850	(a)	06/15/44	666,376
	Bayer US Finance LLC(c)
	1,025,000	3.000		10/08/21	1,060,476
	EMD Finance LLC(a)(c)
	1,500,000	2.950		03/19/22	1,517,591
	Forest Laboratories, Inc.(c)
	1,050,000	4.375		02/01/19	1,123,500
	425,000	5.000	(a)	12/15/21	469,625
	Valeant Pharmaceuticals International, Inc.(a)(c)
	575,000	6.750		08/15/18	605,906
	VRX Escrow Corp.(a)(c)
	175,000	5.375		03/15/20	176,531
	150,000	5.875		05/15/23	153,750
	150,000	6.125		04/15/25	155,250

					7,960,455

	Pipelines – 1.2%
	El Paso LLC
	500	7.750		01/15/32	616
	Enbridge, Inc.(a)
	325,000	3.500		06/10/24	315,439
	Energy Transfer Partners LP(a)
	120,000	5.200		02/01/22	130,728
	120,000	3.600		02/01/23	118,917
	Enterprise Products Operating LLC(a)
	125,000	3.350		03/15/23	126,418
	65,000	3.750		02/15/25	66,945
	775,000	8.375	(b)	08/01/66	817,625
	375,000	7.034	(b)	01/15/68	403,125

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Pipelines – (continued)
	Kinder Morgan, Inc.(a)
	$1,025,000	5.050%		02/15/46	$1,020,179
	Southern Star Central Gas Pipeline, Inc.(c)
	300,000	6.000		06/01/16	313,018
	Sunoco Logistics Partners Operations LP(a)
	200,000	4.250		04/01/24	206,457
	TransCanada PipeLines Ltd.(a)(b)
	875,000	6.350		05/15/67	840,000
	Williams Partners LP(a)
	475,000	3.600		03/15/22	471,650
	625,000	3.900		01/15/25	608,426

					5,439,543

	Property/Casualty Insurance(a) – 0.0%
	American International Group, Inc.
	125,000	4.500		07/16/44	133,867

	Real Estate Investment Trust – 2.0%
	American Campus Communities Operating Partnership LP(a)
	800,000	3.750		04/15/23	810,882
	ARC Properties Operating Partnership LP(a)
	575,000	3.000		02/06/19	555,428
	CBRE Services, Inc.(a)
	500,000	5.250		03/15/25	537,500
	DDR Corp.
	755,000	7.500		04/01/17	840,080
	Education Realty Operating Partnership LP(a)
	750,000	4.600		12/01/24	778,783
	ERP Operating LP(a)
	700,000	4.500		07/01/44	754,585
	HCP, Inc.
	525,000	6.000		01/30/17	568,614
	800,000	4.250	(a)	11/15/23	842,441
	Healthcare Realty Trust, Inc.
	550,000	6.500		01/17/17	598,376
	Select Income REIT(a)
	125,000	2.850		02/01/18	125,879
	225,000	3.600		02/01/20	229,972
	325,000	4.150		02/01/22	322,826
	Senior Housing Properties Trust(a)
	300,000	3.250		05/01/19	304,981
	Trust F/1401(c)
	300,000	5.250		12/15/24	321,000
	WEA Finance LLC/Westfield UK & Europe Finance PLC(a)(c)
	1,200,000	3.750		09/17/24	1,241,183

					8,832,530

	Retailers(a) – 0.4%
	Amazon.com, Inc.
	1,650,000	3.300		12/05/21	1,712,160
	Family Tree Escrow LLC(c)
	50,000	5.250		03/01/20	52,562
	150,000	5.750		03/01/23	157,875

					1,922,597

	Corporate Obligations – (continued)
	Schools – 0.1%
	Rensselaer Polytechnic Institute
	$350,000	5.600%		09/01/20	$404,090

	Technology – 0.5%
	Hewlett-Packard Co.
	525,000	3.000		09/15/16	538,924
	375,000	2.600		09/15/17	383,929
	900,000	2.750		01/14/19	918,667
	Tech Data Corp.
	400,000	3.750		09/21/17	412,087

					2,253,607

	Transportation(c) – 0.4%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	500,000	2.875		07/17/18	511,431
	750,000	3.050	(a)	01/09/20	762,457
	525,000	3.375	(a)	02/01/22	524,838

					1,798,726

	Wireless Telecommunications – 0.5%
	American Tower Corp.
	300,000	3.400		02/15/19	310,706
	Crown Castle International Corp.
	575,000	5.250		01/15/23	603,750
	Digicel Ltd.(a)(c)
	800,000	6.750		03/01/23	772,000
	Sprint Communications, Inc.(c)
	550,000	7.000		03/01/20	607,750

					2,294,206

	Wirelines Telecommunications – 1.9%
	AT&T, Inc.
	550,000	2.950		05/15/16	561,581
	Frontier Communications Corp.
	395,000	7.125		03/15/19	429,069
	Level 3 Financing, Inc.(a)
	100,000	9.375		04/01/19	104,688
	50,000	8.125		07/01/19	52,625
	Telefonica Emisiones SAU
	600,000	5.134		04/27/20	674,052
	Verizon Communications, Inc.
	275,000	2.625		02/21/20	279,160
	1,500,000	4.500		09/15/20	1,654,039
	1,825,000	5.150		09/15/23	2,090,704
	2,200,000	4.150	(a)	03/15/24	2,357,215

					8,203,133

	TOTAL CORPORATE OBLIGATIONS
	(Cost $123,721,550)				$125,493,518

	Mortgage-Backed Obligations – 21.3%
	Adjustable Rate Non-Agency(b) – 0.9%
	Aire Valley Mortgages PLC Series 2004-1X, Class 3A2
EUR	947,645	0.445%		09/20/66	$1,002,343
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
	617,209	0.325		09/20/66	649,503

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(b) – (continued)
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
	$680,668	0.314%	07/25/47	$578,885
	Eurosail Prime-UK PLC Series 2007-PR1X, Class A1
GBP	160,892	0.960	09/13/45	228,801
	Granite Mortgages PLC Series 2003-3, Class 3A
	33,908	0.943	01/20/44	50,247
	Lehman XS Trust Series 2007-4N, Class 1A1
	$149,737	0.304	03/25/47	142,071
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1B
	346,154	1.321	12/25/46	269,340
	Quadrivio Finance Series 2011-1, Class A1
EUR	285,037	0.585	07/25/60	306,538
	Structured Asset Mortgage Investments II Trust Series 2005-AR7, Class 5A1
	$1,003,563	1.581	03/25/46	845,109

	TOTAL ADJUSTABLE RATE NON-AGENCY			$4,072,837

	Collateralized Mortgage Obligations – 3.9%
	Inverse Floaters(b) – 0.1%
	FNMA REMIC Series 2010-126, Class LS
	$1,258,740	4.828%	11/25/40	$248,892
	GNMA REMIC Series 2013-113, Class SD
	840,972	6.526	08/16/43	155,114

				404,006

	Planned Amortization Class – 0.0%
	FNMA REMIC Series 2005-70, Class PA
	140,254	5.500	08/25/35	158,680

	Sequential Fixed Rate – 2.2%
	FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
	1,500,000	4.317	11/25/19	1,661,513
	FHLMC Multifamily Structured Pass-Through Certificates Series K026, Class A2
	4,400,000	2.510	11/25/22	4,497,863
	FNMA REMIC Series 2011-52, Class GB
	1,125,000	5.000	06/25/41	1,245,980
	FNMA REMIC Series 2012-111, Class B
	122,888	7.000	10/25/42	142,413
	FNMA REMIC Series 2012-153, Class B
	289,427	7.000	07/25/42	335,222
	NCUA Guaranteed Notes Series 2010-C1, Class APT
	1,002,516	2.650	10/29/20	1,025,769
	NCUA Guaranteed Notes Series A4
	600,000	3.000	06/12/19	635,811

				9,544,571

	Sequential Floating Rate(b) – 1.6%
	Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
	225,000	5.792	04/10/49	242,266
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3
	1,812,302	0.421	11/25/36	1,039,355

	Mortgage-Backed Obligations – (continued)
	Sequential Floating Rate(b) – (continued)
	Deutsche Alt-A Securities, Inc. Alternative Loan Trust Series 2006-AR3, Class A6
	$2,875,999	4.451%	08/25/36	$1,952,803
	FHLMC Multifamily Structured Pass-Through Certificates Series K033, Class A2
	1,200,000	3.060	07/25/23	1,265,243
	FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
	600,000	3.034	10/25/20	638,286
	FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M3
	300,000	3.973	03/25/25	302,254
	FNMA Connecticut Avenue Securities Series 2014-C03, Class 1M1
	111,573	1.371	07/25/24	111,572
	FNMA Connecticut Avenue Securities Series 2015-C01, Class 2M1
	121,504	1.672	02/25/25	121,977
	FNMA REMIC Series 2011-63, Class FG
	298,708	0.624	07/25/41	300,614
	FREMF Mortgage Trust Series 2014-K40, Class C(c)
	600,000	4.072	09/25/25	601,091
	FREMF Mortgage Trust Series 2014-K41, Class B(c)
	400,000	3.830	11/25/47	395,550
	Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
	50,000	5.478	02/12/44	53,187
	Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
	50,000	5.931	12/15/44	51,220

				7,075,418

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$17,182,675

	Federal Agencies – 16.5%
	Adjustable Rate FHLMC(b) – 0.0%
	$97,723	2.286%	09/01/35	$104,077

	FHLMC – 0.9%
	17,380	5.000	05/01/18	18,267
	362,897	6.000	08/01/27	412,168
	35,162	5.000	08/01/33	39,126
	6,631	5.000	09/01/33	7,379
	9,443	5.000	10/01/33	10,508
	5,685	6.000	12/01/33	6,573
	7,991	5.000	11/01/34	8,887
	515,050	5.000	12/01/34	572,755
	13,455	5.000	07/01/35	14,962
	10,310	5.000	11/01/35	11,472
	75,513	6.500	08/01/37	88,280
	199,914	6.500	10/01/37	228,586
	22,535	6.500	09/01/38	25,811
	416,908	6.000	01/01/39	473,477
	364,069	7.000	02/01/39	425,566
	116,050	5.000	03/01/39	128,570
	30,746	5.000	05/01/39	34,063
	58,130	5.000	04/01/40	65,156
	11,085	5.000	08/01/40	12,307

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$1,509,373	5.500%	08/01/40		$1,693,178
9,630	5.000	04/01/41		10,714
10,363	5.000	06/01/41		11,529

				4,299,334

FNMA – 15.0%
927,442	3.070	12/01/17		961,176
735,833	2.800	03/01/18		764,236
1,600,000	4.506	06/01/19		1,725,729
51,977	6.000	06/01/21		55,714
61,209	5.000	08/01/23		67,030
33,396	5.500	09/01/23		36,502
19,357	5.500	10/01/23		21,167
139,169	5.000	02/01/24		151,182
688,504	5.500	05/01/25		723,733
62	6.000	03/01/32		72
87,033	6.000	12/01/32		100,401
1,203	5.000	01/01/33		1,336
1,774	5.500	03/01/33		2,008
147,610	5.500	04/01/33		167,498
260	6.000	05/01/33		300
4,569	5.000	08/01/33		5,102
9,375	5.500	09/01/33		10,615
41,326	5.500	12/01/33		46,868
229	6.000	12/01/33		264
61,302	5.500	02/01/34		69,419
17,376	6.000	02/01/34		20,048
3,031	5.500	03/01/34		3,432
5,843	5.500	04/01/34		6,619
354,516	5.500	05/01/34		401,443
7,270	5.500	09/01/34		8,228
3,644	5.500	10/01/34		4,133
28,717	5.500	11/01/34		32,516
9,809	5.500	12/01/34		11,125
12,471	5.500	02/01/35		14,121
54,157	5.000	04/01/35		60,716
167	6.000	04/01/35		191
8,530	5.500	05/01/35		9,630
2,813	5.500	07/01/35		3,183
621,288	6.000	07/01/35		709,355
1,906	5.500	09/01/35		2,163
232,213	6.000	09/01/35		265,129
6,040	6.000	03/01/36		6,955
7,615	5.500	04/01/36		8,596
11,645	6.000	04/01/36		13,407
141,779	6.000	06/01/36		161,543
60,767	5.500	09/01/36		68,810
119	5.500	02/01/37		135
207	5.500	04/01/37		234
160	5.500	05/01/37		181
36,270	6.000	12/01/37		41,317
20,794	5.500	02/01/38		23,475
1,978	6.000	02/01/38		2,254
353	5.500	03/01/38		399
101,519	6.000	03/01/38		115,664
160,597	6.000	05/01/38		182,971

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$229	5.500%	06/01/38		$259
300	5.500	07/01/38		339
342	5.500	08/01/38		387
283	5.500	09/01/38		320
452,323	6.000	10/01/38		515,345
451,000	6.000	11/01/38		516,810
110	5.500	12/01/38		125
102,365	6.000	12/01/38		116,635
48,553	4.500	02/01/39		52,932
406,013	6.000	02/01/39		462,402
242,766	7.000	03/01/39		281,101
24,097	4.500	04/01/39		26,750
5,554	5.500	06/01/39		6,282
665,604	6.000	07/01/39		758,344
26,153	4.500	08/01/39		29,041
682,989	6.000	09/01/39		778,124
48,549	6.000	10/01/39		55,317
4,937	5.500	11/01/39		5,587
298,261	4.500	12/01/39		331,198
129,467	6.000	01/01/40		147,482
362,833	4.500	06/01/40		396,371
142,121	6.000	10/01/40		161,896
1,212,065	6.000	05/01/41		1,380,719
142,081	4.500	08/01/41		155,684
569,207	3.000	08/01/42		585,795
498,988	3.000	09/01/42		513,721
74,021	3.000	10/01/42		76,231
263,994	3.000	11/01/42		271,823
3,184,549	3.000	12/01/42		3,278,377
2,568,349	3.000	01/01/43		2,644,540
1,101,300	3.000	02/01/43		1,133,694
437,340	3.000	03/01/43		449,981
714,332	3.000	04/01/43		734,981
314,291	3.000	05/01/43		323,376
85,815	3.000	06/01/43		88,295
774,050	3.000	07/01/43		796,426
89,778	4.000	11/01/43		97,858
57,443	4.000	01/01/44		62,613
340,497	4.000	02/01/44		371,140
26,806	4.000	04/01/44		29,219
33,460	4.000	06/01/44		36,472
230,184	4.000	09/01/44		250,901
24,711	4.000	10/01/44		26,935
102,433	4.000	11/01/44		111,652
83,513	4.000	12/01/44		91,029
21,000,000	3.000	TBA-30yr	(d)	21,472,500
18,000,000	3.500	TBA-30yr	(d)	18,902,226
1,000,000	5.000	TBA-30yr	(d)	1,111,875

				66,729,435

GNMA – 0.6%
201,516	3.950	07/15/25		216,387
97,295	5.500	11/15/32		111,902
81,879	5.500	01/15/33		94,086
83,484	5.500	02/15/33		95,930
95,653	5.500	03/15/33		109,913

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$100,315	5.500%	07/15/33	$114,623
60,753	5.500	08/15/33	69,810
45,178	5.500	09/15/33	51,914
50,542	5.500	04/15/34	57,982
61,623	5.500	05/15/34	70,694
512,488	5.500	09/15/34	587,926
397,904	5.500	12/15/34	456,474
422,579	5.500	01/15/35	481,375
2,568	5.500	05/15/36	2,914
69,240	5.000	11/15/40	77,907

			2,599,837

TOTAL FEDERAL AGENCIES			$73,732,683

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $90,907,885)			$94,988,195

Agency Debentures – 2.0%
FFCB
$1,400,000	3.500%	12/20/23	$1,554,489
FHLB
2,400,000	4.625	09/11/20	2,776,596
1,200,000	3.000	09/10/21	1,278,805
400,000	5.375	08/15/24	505,082
FHLMC
400,000	2.375	01/13/22	414,462
FNMA
800,000	6.250	05/15/29	1,147,911
Tennessee Valley Authority
1,200,000	3.875	02/15/21	1,338,639

TOTAL AGENCY DEBENTURES
(Cost $8,247,787)			$9,015,984

Asset-Backed Securities – 9.0%
Collateralized Loan Obligations – 8.5%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(b)(c)
$2,606,492	0.905%	11/01/18	$2,591,414
ACIS CLO Ltd. Series 2013-1A, Class ACOM(b)(c)
2,600,000	1.484	04/18/24	2,517,580
ACIS CLO Ltd. Series 2013-2A, Class A(b)(c)
400,000	0.730	10/14/22	392,916
ACIS CLO Ltd. Series 2013-2A, Class ACOM(b)(c)
2,650,000	1.168	10/14/22	2,599,915
Crown Point CLO lll Ltd. Series 2015-3A, Class ACOM(b)(c)
3,500,000	1.803	12/31/27	3,426,500
Crown Point CLO lll Ltd. Series 2015-3A, Class B(b)(c)
450,000	3.317	12/31/27	430,245
Crown Point CLO Ltd. Series 2012-1A, Class ACOM(b)(c)
1,227,862	1.481	11/21/22	1,212,637
Golub Capital Management CLO Ltd. Series 2007-1A, Class A(b)(c)
556,454	0.495	07/31/21	552,445

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Greywolf CLO V Ltd. Series 2015-1A, Class A1(b)(c)
$1,450,000	1.871%	04/25/27	$1,450,000
Greywolf CLO V Ltd. Series 2015-1A, Class A2(b)(c)
300,000	2.671	04/25/27	297,810
HLA Series 2015-1A, Class E(b)
1,700,000	1.000	04/20/27	1,683,000
NewMark Capital Funding CLO Ltd. Series 2013-1A, Class A2(b)(c)
2,500,000	1.354	06/02/25	2,457,110
OCP CLO Ltd. Series 2012-2A, Class ACOM(b)(c)
2,200,000	1.502	11/22/23	2,167,880
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(c)
1,650,000	1.618	04/17/25	1,613,040
Red River CLO Ltd. Series 1A, Class A(b)(c)
1,147,159	0.525	07/27/18	1,141,418
Regatta IV Funding Ltd. Series 2014-1A, Class ACOM(b)(c)
1,850,000	1.766	07/25/26	1,830,945
Sound Point CLO Vlll Ltd. Series 2015-1A, Class A(b)(c)
3,550,000	1.792	04/15/27	3,541,125
Sound Point CLO Vlll Ltd. Series 2015-1A, Class B(b)(c)
700,000	2.312	04/15/27	684,670
Westchester CLO Ltd. Series 2007-1X, Class A1A(b)
5,588,699	0.480	08/01/22	5,512,810
York CLO Ltd. Series 2014-1A, Class A(b)(c)
1,500,000	1.793	01/22/27	1,493,427

			37,596,887

Home Equity(b) – 0.5%
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2
7,141	0.974	10/27/32	6,749
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1
4,775	0.831	10/25/32	4,620
Bear Stearns Asset Backed Securities Trust Series 2005-SD4, Class 2A1
176,659	0.971	12/25/42	176,688
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1
1,534	0.791	01/25/32	1,330
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
110,862	7.000	09/25/37	109,902
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
49,119	7.000	09/25/37	49,840
GSAMP Trust Series 2006-HE8, Class A2C
1,350,000	0.341	01/25/37	1,138,553
Home Equity Asset Trust Series 2002-1, Class A4
257	0.771	11/25/32	234
Home Equity Loan Trust Series 2007-FRE1, Class 2AV3
1,400,000	0.401	04/25/37	834,597
Renaissance Home Equity Loan Trust Series 2003-2, Class A
1,414	1.051	08/25/33	1,330

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value

	Asset-Backed Securities – (continued)
	Home Equity(b) – (continued)
	Renaissance Home Equity Loan Trust Series 2003-3, Class A
	$4,375	0.671%		12/25/33	$4,179

					2,328,022

	TOTAL ASSET-BACKED SECURITIES
	(Cost $39,002,091)				$39,924,909

	Foreign Debt Obligations – 2.5%
	Sovereign – 2.4%
	Dominican Republic
DOP	500,000	14.500%		02/10/23	$13,201
	$280,000	6.600	(c)	01/28/24	304,500
	210,000	6.600		01/28/24	228,375
	191,000	8.625		04/20/27	226,812
	Federal Republic of Brazil
	670,000	4.250		01/07/25	655,595
	Italy Buoni Poliennali Del Tesoro
EUR	590,000	1.150		05/15/17	647,173
	Republic of Colombia
	$530,000	4.000		02/26/24	546,430
	Republic of Croatia
	270,000	5.500		04/04/23	286,200
	Republic of Indonesia
	320,000	4.125	(c)	01/15/25	328,400
	220,000	7.750		01/17/38	300,300
	Republic of Turkey
	820,000	6.250		09/26/22	929,675
	Republic of Venezuela
	80,000	6.000		12/09/20	27,400
	40,000	9.000		05/07/23	14,300
	780,000	8.250		10/13/24	269,100
	110,000	7.650		04/21/25	37,125
	10,000	11.750		10/21/26	4,025
	60,000	9.250		09/15/27	23,700
	330,000	9.250		05/07/28	117,975
	60,000	9.375		01/13/34	22,200
	20,000	7.000		03/31/38	6,800
	Spain Government Bond
EUR	350,000	2.100		04/30/17	391,727
	450,000	0.500	(c)	10/31/17	487,661
	10,000	5.150	(c)	10/31/44	18,297
	United Mexican States
MXN	8,772,880	0.000	(e)	04/01/15	574,029
	4,584,080	0.000	(e)	04/16/15	300,076
	794,090	0.000	(e)	06/04/15	51,763
	11,711,540	0.000	(e)	06/11/15	762,889
	4,620,460	0.000	(e)	06/18/15	300,792
	6,683,050	0.000	(e)	06/25/15	434,834
	4,103,080	0.000	(e)	07/02/15	266,845
	4,144,110	0.000	(e)	10/01/15	267,028
	2,128,400	6.500		06/10/21	146,163
	186,400	8.000		12/07/23	13,961
	4,356,000	7.500		06/03/27	317,701
	1,065,300	8.500		05/31/29	84,506

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	United Mexican States (continued)
	$660,000	4.750%		03/08/44	$693,825
	480,000	4.600		01/23/46	492,600

					10,593,983

	Supranational – 0.1%
	Inter-American Development Bank
	700,000	1.000		02/27/18	689,696

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $11,674,536)				$11,283,679

	Structured Note – 0.3%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
BRL	4,256,842	6.000%		08/15/40	$1,256,116
	(Cost $2,431,826)

	Municipal Debt Obligations – 1.3%
	California – 0.2%
	California State GO Bonds Build America Taxable Series 2009
	$210,000	7.550%		04/01/39	$329,087
	California State GO Bonds Build America Taxable Series 2010
	625,000	7.950		03/01/36	770,012

					1,099,099

	Illinois – 0.2%
	Illinois State GO Bonds Build America Series 2010
	500,000	7.350		07/01/35	597,310
	Illinois State GO Bonds Taxable-Pension Series 2003
	115,000	5.100		06/01/33	116,322

					713,632

	Ohio – 0.1%
	American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	250,000	6.270		02/15/50	326,073

	Puerto Rico – 0.8%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	30,000	6.000		07/01/38	20,777
	45,000	6.000		07/01/44	30,601
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	120,000	5.500		07/01/28	87,318
	20,000	5.750		07/01/37	13,701
	35,000	6.000		07/01/47	23,713
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	20,000	5.000		07/01/33	13,402
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
	10,000	5.750		07/01/41	6,725

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
$15,000	5.500%		07/01/32	$10,238
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
10,000	5.750		07/01/38	6,750
10,000	6.000		07/01/39	6,875
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
1,060,000	5.750		07/01/28	744,820
25,000	5.125		07/01/37	16,313
75,000	5.500		07/01/39	50,250
680,000	5.000		07/01/41	438,600
Puerto Rico Commonwealth GO Bonds Series 2007 A
15,000	5.250		07/01/37	9,900
Puerto Rico Commonwealth GO Bonds Series 2014 A
865,000	8.000		07/01/35	709,300
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A
10,000	5.250		07/01/27	6,964
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(e)
15,000	0.000		08/01/37	1,866
15,000	0.000		08/01/38	1,699
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
105,000	5.250		08/01/27	71,945
325,000	0.000	(e)	08/01/32	224,945
95,000	5.750		08/01/37	58,900
15,000	6.375		08/01/39	9,600
235,000	6.000		08/01/42	146,875
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
50,000	0.000	(e)	08/01/33	26,831
70,000	5.500		08/01/37	42,350
55,000	5.375		08/01/39	32,862
550,000	5.500		08/01/42	332,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
15,000	5.375		08/01/38	8,963
70,000	6.000		08/01/39	43,925
750,000	5.250		08/01/41	444,375
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
70,000	5.000		08/01/43	40,600
50,000	5.250		08/01/43	29,625
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
95,000	5.500		08/01/28	64,612
15,000	6.125		08/01/29	10,277

				3,789,247

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $5,893,288)				$5,928,051

Government Guarantee Obligations(f) – 1.2%
Hashemite Kingdom of Jordan Government AID Bond
$1,600,000	2.503%		10/30/20	$1,648,000
Israel Government AID Bond
2,000,000	5.500		09/18/23	2,499,754
300,000	5.500		12/04/23	375,312
650,000	5.500		04/26/24	817,607
40,000	5.500		09/18/33	55,683

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $5,283,047)				$5,396,356

U.S. Treasury Obligations – 31.0%
United States Treasury Bill(e)
$65,000,000	0.000%		09/24/15	$64,965,043
United States Treasury Bonds
600,000	3.625		08/15/43	733,068
1,900,000	3.750	(g)	11/15/43	2,373,423
3,500,000	3.625	(g)	02/15/44	4,281,515
5,900,000	2.500		02/15/45	5,847,431
United States Treasury Inflation Protected Securities
1,342,549	0.125		01/15/22	1,355,760
401,760	0.375		07/15/23	412,620
1,632,885	0.625		01/15/24	1,704,063
752,198	1.375		02/15/44	886,186
2,084,502	0.750		02/15/45	2,126,192
United States Treasury Notes
8,400,000	0.500		06/30/16	8,414,196
8,400,000	1.375		03/31/20	8,399,664
9,200,000	1.500		01/31/22	9,077,916
6,100,000	1.750		03/31/22	6,113,847
700,000	2.500		05/15/24	735,182
20,100,000	2.250		11/15/24	20,659,382

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $136,284,761)				$138,085,488

Shares	Description	Value
Investment Company(h) – 25.4%
113,325,598	Goldman Sachs Financial Square Government Fund – FST Shares
(Cost $113,325,598)		$113,325,598

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 1.4%
Certificates of Deposit – 1.4%
Apache Corp.
$2,000,000	0.639%	04/09/15	$1,999,720
Carnival Corp.
2,000,000	0.497	04/02/15	1,999,973
Mondelez International, Inc.
2,000,000	0.517	04/21/15	1,999,433

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,999,126)			$5,999,126

TOTAL INVESTMENTS – 123.6%
(Cost $542,771,495)			$550,697,020

LIABILITIES IN EXCESS OF OTHER ASSETS – (23.6)%			(105,097,032)

NET ASSETS – 100.0%			$445,599,988

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2015.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $66,063,098, which represents approximately 14.8% of net assets as of March 31, 2015.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $41,486,601 which represents approximately 9.3% of net assets as of March 31, 2015.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $5,396,356, which represents approximately 1.2% of net assets as of March 31, 2015.
(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Represents an Affiliated Fund.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	COP/USD	04/13/15	$394,923	$4,923
	EUR/USD	06/17/15	1,586,611	1,788
	HUF/EUR	06/17/15	274,337	7,039
	MXN/USD	06/17/15	1,207,608	16,313
	PLN/EUR	06/17/15	399,344	1,406
	USD/AUD	06/17/15	760,609	14,266
	USD/COP	04/30/15	96,451	1,549
	USD/EUR	04/28/15	3,701,620	48,463
	USD/MXN	06/04/15	51,436	566
Barclays Bank PLC	EUR/GBP	06/17/15	790,062	8,625
	GBP/EUR	06/17/15	1,199,107	10,718
	KRW/USD	04/02/15	1,207,986	19,986
	KRW/USD	04/20/15	796,277	16,156
	PLN/EUR	06/17/15	400,420	3,665
	SEK/NZD	06/17/15	124,659	618
	USD/EUR	06/17/15	1,598,802	30,204
	USD/KRW	04/27/15	809,063	3,937
	USD/MXN	04/24/15	2,523,575	6,531
	USD/NZD	06/17/15	124,659	766
BNP Paribas SA	USD/EUR	06/17/15	790,076	7,589
	USD/KRW	04/27/15	1,138,769	2,288
Citibank NA (London)	EUR/GBP	06/17/15	395,801	2,466
	MXN/USD	06/17/15	794,795	17,795
	TRY/USD	06/17/15	516,980	973
	USD/AUD	06/17/15	769,709	2,239
	USD/CAD	06/17/15	1,554,438	14,562
	USD/EUR	04/28/15	437,798	5,668
	USD/EUR	06/17/15	1,450,984	15,189
	USD/GBP	04/13/15	380,541	1,595
	USD/MYR	04/30/15	403,182	2,818
	USD/TRY	06/17/15	777,385	615
Credit Suisse International (London)	CLP/USD	04/24/15	404,930	6,930
	INR/USD	04/27/15	407,689	689
	USD/COP	04/10/15	385,876	3,124
	USD/RUB	04/30/15	812,560	1,440
Deutsche Bank AG (London)	CAD/USD	06/17/15	399,956	3,956
	HUF/EUR	06/17/15	757,784	12,420
	INR/USD	04/13/15	784,108	8,108
	INR/USD	04/20/15	362,101	4,717
	MXN/USD	06/17/15	409,064	2,064
	NZD/USD	06/17/15	1,570,798	19,774
	PLN/EUR	06/17/15	398,267	7,811
	SEK/NZD	06/17/15	124,659	75
	USD/CAD	05/12/15	789,901	11,178
	USD/EUR	06/17/15	961,223	19,714
	USD/SGD	06/17/15	1,548,006	5,994
HSBC Bank PLC	EUR/GBP	06/17/15	1,571,061	20,932
	EUR/NOK	06/17/15	807,474	901
	EUR/SEK	06/17/15	768,593	13,361

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
HSBC Bank PLC (continued)	EUR/USD	06/17/15	$907,661	$12,685
	USD/BRL	04/02/15	341,359	35,426
	USD/BRL	04/17/15	1,326,698	253,520
JPMorgan Chase Bank (London)	CAD/USD	06/17/15	808,243	3,243
	EUR/SEK	06/17/15	788,995	8,616
	MXN/USD	04/24/15	383,742	8,746
	MXN/USD	06/17/15	1,201,932	11,157
	USD/CAD	06/17/15	1,541,489	12,511
	USD/GBP	04/13/15	1,467,684	49,410
	USD/KRW	04/02/15	2,347,701	19,845
	USD/MYR	04/23/15	795,662	338
	USD/TWD	05/08/15	626,970	1,271
Morgan Stanley & Co. International PLC	BRL/USD	04/02/15	1,388,733	21,220
	EUR/USD	06/17/15	2,159,254	31,339
	INR/USD	04/20/15	362,101	4,661
	RUB/USD	04/13/15	407,294	32,034
	TRY/USD	06/17/15	771,445	8,465
	USD/BRL	04/02/15	778,714	17,286
Royal Bank of Canada	CAD/USD	06/17/15	1,215,790	7,790
	INR/USD	04/15/15	124,288	1,387
	MXN/USD	04/24/15	384,961	4,181
	USD/BRL	04/02/15	753,165	43,835
	USD/CAD	06/17/15	383,961	5,039
	USD/MXN	06/25/15	432,225	9,167
	USD/SEK	05/13/15	253,182	5,175
Royal Bank of Scotland PLC	AUD/USD	06/17/15	812,934	1,237
	INR/USD	04/13/15	179,152	696
	TRY/USD	06/17/15	792,298	9,298
	USD/CAD	06/17/15	776,254	746
	USD/TRY	06/17/15	1,180,984	3,016
Standard Chartered Bank	INR/USD	04/27/15	1,693,600	700
	SGD/USD	06/17/15	784,441	5,441
State Street Bank and Trust	CAD/USD	06/17/15	395,121	4,596
	MXN/USD	06/17/15	1,311,683	26,730
UBS AG (London)	BRL/USD	04/02/15	393,689	2,689
	EUR/USD	06/17/15	2,406,826	43,939
	JPY/USD	06/17/15	803,652	7,652
	USD/BRL	04/02/15	1,247,225	92,775
	USD/IDR	05/29/15	216,051	2,597
Westpac Banking Corp.	JPY/USD	06/17/15	792,092	9,092
	USD/AUD	06/17/15	783,359	7,795
	USD/NZD	06/17/15	796,158	13,018
	USD/SGD	06/17/15	1,080,931	1,446
TOTAL				$1,256,314

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	AUD/USD	06/17/15	$803,076	$(8,383)
	EUR/PLN	06/17/15	817,030	(1,120)
	EUR/USD	06/17/15	800,840	(12,966)
	MXN/USD	04/24/15	574,200	(329)
	USD/CAD	06/17/15	781,981	(2,981)
	USD/EUR	06/17/15	1,588,763	(11,749)
Barclays Bank PLC	BRL/USD	04/02/15	357,891	(31,109)
	EUR/USD	06/17/15	1,457,443	(8,300)
	GBP/USD	06/17/15	710,159	(9,781)
	JPY/USD	04/20/15	64,797	(225)
	USD/AUD	06/17/15	776,534	(2,431)
	USD/EUR	06/17/15	1,593,796	(26,804)
	USD/MYR	04/10/15	792,174	(1,174)
	USD/TWD	04/23/15	800,549	(5,549)
BNP Paribas SA	GBP/EUR	06/17/15	789,000	(21,227)
	JPY/USD	06/17/15	809,670	(4,330)
	KRW/USD	04/02/15	1,139,715	(2,301)
	USD/EUR	06/17/15	799,764	(3,480)
Citibank NA (London)	CAD/USD	06/17/15	402,914	(3,086)
	GBP/USD	04/13/15	1,177,712	(42,539)
	TRY/USD	06/17/15	397,942	(8,058)
	USD/CAD	06/17/15	399,799	(1,799)
	USD/EUR	06/17/15	2,372,381	(27,038)
	USD/KRW	04/23/15	802,394	(7,394)
	USD/TWD	05/04/15	814,690	(690)
Credit Suisse International (London)	IDR/USD	05/29/15	209,243	(2,757)
	USD/COP	04/13/15	388,049	(49)
	USD/COP	04/24/15	255,665	(2,617)
	USD/JPY	06/17/15	1,187,269	(12,269)
Deutsche Bank AG (London)	MXN/USD	04/24/15	184,284	(3,734)
	MXN/USD	06/17/15	398,837	(7,163)
	USD/JPY	06/17/15	1,592,394	(5,394)
	USD/KRW	04/20/15	423,009	(7,596)
	USD/MXN	06/18/15	421,063	(4,375)
	USD/MYR	04/24/15	799,275	(3,275)
	USD/MYR	05/05/15	814,248	(248)
	USD/NZD	06/17/15	124,659	(50)
	USD/THB	04/16/15	552,206	(8,306)
	USD/ZAR	06/17/15	404,990	(8,990)
HSBC Bank PLC	JPY/USD	06/17/15	813,545	(2,455)
	SEK/EUR	06/17/15	761,013	(5,434)
	USD/BRL	04/02/15	83,109	(2,152)
	USD/CNH	06/17/15	4,278,695	(45,695)
	USD/JPY	06/17/15	801,558	(5,558)
	USD/MXN	06/11/15	635,823	(12,551)
	USD/PEN	04/13/15	391,598	(2,598)
	USD/TWD	05/08/15	938,340	(1,764)
JPMorgan Chase Bank (London)	BRL/USD	04/02/15	231,930	(1,070)
	EUR/NOK	06/17/15	817,948	(3,115)
	EUR/USD	06/17/15	1,598,451	(30,110)
	JPY/USD	06/17/15	810,264	(1,736)
	SEK/EUR	06/17/15	792,031	(11,864)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
JPMorgan Chase Bank (London) (continued)	TRY/USD	06/17/15	$263,117	$(2,883)
	USD/COP	04/13/15	67,871	(1,446)
	USD/JPY	06/17/15	3,502,972	(31,394)
	USD/MXN	07/02/15	265,190	(1,050)
Morgan Stanley & Co. International PLC	BRL/USD	04/02/15	871,248	(72,752)
	INR/USD	04/27/15	1,125,672	(74)
	RUB/USD	04/20/15	405,907	(93)
	USD/BRL	04/02/15	408,733	(1,733)
	USD/CNH	06/17/15	508,143	(7,383)
	USD/RUB	04/13/15	407,294	(18,294)
	USD/RUB	04/20/15	419,813	(26,813)
	USD/ZAR	06/17/15	392,601	(3,601)
	ZAR/USD	06/17/15	746,998	(18,398)
Royal Bank of Canada	BRL/USD	04/02/15	367,405	(21,595)
	CAD/USD	06/17/15	1,580,637	(14,363)
	USD/CAD	06/17/15	394,270	(3,270)
	USD/JPY	06/17/15	1,581,704	(18,704)
	USD/MXN	10/01/15	263,661	(902)
Royal Bank of Scotland PLC	AUD/USD	06/17/15	404,192	(1,361)
	MXN/USD	06/17/15	2,123,292	(15,594)
	USD/KRW	04/17/15	843,072	(9,888)
	USD/TRY	06/17/15	1,192,459	(9,459)
	ZAR/USD	06/17/15	351,229	(9,242)
Standard Chartered Bank	EUR/USD	06/17/15	812,680	(2,426)
	USD/EUR	06/17/15	1,590,916	(26,416)
	USD/ZAR	06/17/15	1,448,466	(19,046)
	ZAR/USD	06/17/15	397,986	(8,014)
State Street Bank and Trust	JPY/USD	06/17/15	1,446,647	(18,353)
	NZD/USD	06/17/15	806,546	(2,215)
	USD/MXN	06/17/15	799,734	(3,734)
	USD/NZD	06/17/15	1,517,240	(26,056)
	ZAR/USD	06/17/15	738,736	(19,048)
UBS AG (London)	BRL/USD	04/02/15	405,779	(221)
	EUR/USD	06/17/15	809,451	(5,939)
	USD/AUD	06/17/15	780,699	(2,885)
	USD/BRL	04/02/15	404,370	(11,370)
	USD/CAD	06/17/15	788,054	(7,054)
	USD/SGD	06/17/15	442,158	(1,482)
Westpac Banking Corp.	AUD/USD	06/17/15	784,876	(28,034)
	CAD/CHF	06/17/15	219,554	(6,327)
	CAD/USD	05/12/15	583,305	(8,075)
	JPY/USD	04/20/15	571,589	(4,078)
	MYR/USD	04/10/15	706,483	(5,067)
	NZD/USD	04/15/15	238,509	(1,738)
	USD/AUD	06/17/15	390,542	(3,148)
TOTAL				$(938,786)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
French 10 Year Government Bonds	(12)	June 2015	$(2,013,514)	$(29,823)
Italian 10 Year Government Bonds	14	June 2015	2,116,222	2,238
Ultra Long U.S. Treasury Bonds	(24)	June 2015	(4,077,000)	(14,034)
5 Year German Euro-Bobl	3	June 2015	417,509	705
10 Year German Euro-Bund	2	June 2015	341,413	4,642
2 Year U.S. Treasury Notes	268	June 2015	58,733,875	172,399
5 Year U.S. Treasury Notes	471	June 2015	56,619,352	516,411
10 Year U.S. Treasury Notes	(81)	June 2015	(10,441,406)	(14,010)
20 Year U.S. Treasury Bonds	53	June 2015	8,685,375	366,627
TOTAL				$1,005,155

SWAP CONTRACTS — At March 31, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Barclays Bank PLC	MYR	380	08/14/23	3 month KLIBOR	4.485%	$(3,690)
Citibank NA	KRW	1,102,660	10/06/17	2.239%	3 month KWCDC	14,001
	MYR	1,220	11/19/18	3 month KLIBOR	3.915	(2,327)
	KRW	2,257,900	08/08/23	3 month KWCDC	3.450	(240,912)
		231,040	08/16/23	3 month KWCDC	3.485	(25,172)
	MYR	775	11/15/23	3 month KLIBOR	4.450	(7,029)
Deutsche Bank AG	KRW	765,310	10/06/17	2.245	3 month KWCDC	9,835
		3,978,210	10/15/17	2.253	3 month KWCDC	51,743
	MYR	1,100	11/14/18	3 month KLIBOR	3.880	(1,802)
		330	08/14/23	3 month KLIBOR	4.490	(3,237)
JPMorgan Securities, Inc.	KRW	291,170	08/19/23	3 month KWCDC	3.563	(33,368)
	MYR	420	09/26/23	3 month KLIBOR	4.330	(2,757)
	KRW	133,720	01/15/24	3 month KWCDC	3.445	(14,836)
		163,440	01/16/24	3 month KWCDC	3.457	(18,275)
		224,325	01/17/24	3 month KWCDC	3.440	(24,808)
		308,990	01/27/24	3 month KWCDC	3.383	(32,750)
Morgan Stanley & Co. International PLC		1,213,740	10/29/17	2.175	3 month KWCDC	13,512
	MYR	1,440	11/20/18	3 month KLIBOR	3.934	(3,040)
	KRW	225,810	08/16/23	3 month KWCDC	3.485	(24,602)
TOTAL						$(349,514)

*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$ 32,200		03/19/16	0.750%	3 month LIBOR	$41	$98,988
NOK	123,475	(a)	05/11/17	1.000	3 month NIBOR	(29,361)	(25,345)
	$ 5,780	(a)	06/17/17	1.250	3 month LIBOR	10,367	25,217
GBP	3,380	(a)	06/17/17	6 month BP	1.750%	(59,246)	(20,210)
EUR	3,750	(a)	06/17/20	0.750	6 month EURO	96,660	1,372
	$2,570	(a)	06/17/20	3 month LIBOR	2.250	(54,583)	(23,393)
SEK	34,220	(a)	06/17/20	3 month STIBOR	0.500	(9,588)	87
NZD	2,710	(a)	06/17/20	3.500	3 month NZDOR	(11,767)	(43)
	$15,400	(a)	06/17/22	3 month LIBOR	2.500	(422,056)	(227,733)
JPY	4,175,880	(a)	12/19/23	1.250	6 month JYOR	202,356	722,159
	$11,765	(a)	12/19/23	4.500	3 month LIBOR	825,843	251,119
CAD	3,650	(a)	12/18/24	2.500	6 month CDOR	(24,452)	31,893
NOK	29,190	(a)	12/18/24	3 month NIBOR	3.500	(762,000)	557,641
AUD	10,780	(a)	12/18/24	6 month AUDOR	4.500	(674,907)	193,972
EUR	16,340	(a)	12/18/24	6 month EURO	1.500	(857,210)	290,851
	3,330	(a)	02/20/25	1.100	6 month EURO	14,436	27,336
JPY	434,080	(a)	02/20/25	6 month JYOR	0.900	(6,877)	2,290
EUR	13,290	(a)	02/27/25	1.150	6 month EURO	75,379	125,301
JPY	840,070	(a)	06/17/25	0.750	6 month JYOR	88,010	12,593
	$2,350	(a)	06/17/25	2.750	3 month LIBOR	92,080	52,091
	29,300	(a)	06/17/25	3 month LIBOR	2.750	(1,212,834)	(584,698)
SEK	2,760	(a)	06/17/25	3 month STIBOR	1.500	(7,825)	(7,565)
AUD	2,080	(a)	06/17/25	6 month AUDOR	3.000	13,865	(54,393)
CAD	1,130	(a)	06/17/25	6 month CDOR	2.750	(70,489)	(3,377)
EUR	3,280	(a)	06/17/25	6 month EURO	1.500	(277,645)	(46,162)
GBP	290	(a)	06/17/25	6 month BP	1.500	24,478	(15,842)
JPY	562,000	(a)	02/20/30	1.700	6 month JYOR	12,485	19,328
EUR	4,360	(a)	02/20/30	6 month EURO	1.500	(22,332)	(73,746)
	12,330	(a)	02/27/30	6 month EURO	1.350	(162,150)	(332,176)
	$12,700	(a)	06/17/30	2.250	3 month LIBOR	(371,540)	332,538
EUR	3,550	(a)	02/27/35	1.400	6 month EURO	63,168	171,461
JPY	768,650	(a)	02/03/45	1.750	6 month JYOR	(156,987)	74,475
	$2,200	(a)	02/03/45	3 month LIBOR	2.500	53,086	(7,155)
EUR	2,900	(a)	02/03/45	6 month EURO	1.500	14,381	(323,605)
JPY	481,795	(a)	06/17/45	1.500	6 month JYOR	91,503	39,781
	$2,230	(a)	06/17/45	3.250	3 month LIBOR	295,759	115,849
GBP	3,490	(a)	06/17/45	6 month BP	2.000	103,425	(118,703)

	TOTAL					$(3,116,527)	$1,282,196

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 7.500%, 10/28/27	$60	(1.000)%	06/20/19	0.727%	$(302)	$(390)
		40	(1.000)	06/20/19	0.727	(224)	(237)
Barclays Bank PLC		270	(1.000)	03/20/19	0.692	(836)	(2,482)
Citibank NA		3,080	(1.000)	03/20/19	0.692	(11,426)	(26,420)
		4,940	(1.000)	06/20/19	0.727	(20,494)	(36,548)
JPMorgan Securities, Inc.		270	(1.000)	03/20/19	0.692	(753)	(2,565)
		120	(1.000)	06/20/19	0.727	(685)	(700)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	2,425	1.000	06/20/16	0.160	846	25,139
TOTAL						$(33,874)	$(44,203)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make or receive a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America Investment Grade Index 23	$47,150	1.000%	12/20/19	0.636%	$591,378	$204,119

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make or receive a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

March 31, 2015

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 32.2%
Automotive – 0.7%
Ford Motor Credit Co. LLC
$3,250,000	5.875%		08/02/21	$3,818,727
General Motors Financial Co., Inc.
1,125,000	3.250		05/15/18	1,150,313
1,755,000	3.500		07/10/19	1,794,487

				6,763,527

Banks – 8.2%
American Express Co.(a)
1,050,000	3.625		12/05/24	1,079,316
2,475,000	6.800	(b)	09/01/66	2,598,750
Bank of America Corp.
3,225,000	4.125		01/22/24	3,443,829
2,300,000	4.000		04/01/24	2,442,332
Bank of Scotland PLC(c)
400,000	5.250		02/21/17	430,770
CBA Capital Trust II(a)(b)(c)
4,140,000	6.024		12/31/49	4,284,900
Citigroup, Inc.
1,000,000	3.375		03/01/23	1,023,886
CoBank ACB(a)(b)
18,742	6.200		12/31/49	1,926,678
Compass Bank(a)
875,000	1.850		09/29/17	876,506
1,000,000	2.750		09/29/19	1,010,564
Credit Agricole SA(c)
1,900,000	4.375		03/17/25	1,921,189
Credit Suisse AG(c)
1,475,000	6.500		08/08/23	1,684,136
Credit Suisse Group Funding Guernsey Ltd.(c)
2,675,000	3.750		03/26/25	2,707,703
Credit Suisse New York
1,475,000	2.300		05/28/19	1,490,442
Discover Financial Services(a)
2,000,000	3.750		03/04/25	2,017,526
HSBC Holdings PLC(a)(b)
1,025,000	6.375		03/30/49	1,050,625
825,000	6.375		12/29/49	845,625
ING Bank NV(a)(b)
2,025,000	4.125		11/21/23	2,095,571
Intesa Sanpaolo SPA
3,400,000	3.125		01/15/16	3,446,192
3,850,000	3.875		01/16/18	4,020,062
1,550,000	5.017	(c)	06/26/24	1,585,903
Lloyds Bank PLC
1,575,000	2.300		11/27/18	1,597,514
Macquarie Bank Ltd.(c)
350,000	2.600		06/24/19	354,955
1,775,000	6.625		04/07/21	2,092,457
NRAM PLC(c)
8,900,000	5.625		06/22/17	9,753,920
PNC Preferred Funding Trust II(a)(b)(c)
3,200,000	1.493		03/29/49	2,928,000
Regions Bank
311,000	7.500		05/15/18	360,634

Corporate Obligations – (continued)
Banks – (continued)
Regions Financial Corp.
$3,475,000	5.750%		06/15/15	$3,505,823
Resona Preferred Global Securities Ltd.(a)(b)(c)
3,650,000	7.191		12/31/49	3,691,063
Royal Bank of Scotland PLC(a)(b)
1,025,000	9.500		03/16/22	1,157,738
Santander Bank NA
1,900,000	2.000	(a)	01/12/18	1,902,320
975,000	8.750		05/30/18	1,150,943
Santander UK PLC(c)
1,125,000	5.000		11/07/23	1,207,425
Synchrony Financial(a)
1,900,000	3.000		08/15/19	1,941,203
Wells Fargo & Co.(a)(b)
3,375,000	5.900		06/15/49	3,514,219

				77,140,719

Brokerage – 1.1%
Morgan Stanley, Inc.
7,325,000	3.700		10/23/24	7,610,367
875,000	4.300		01/27/45	891,450
TD Ameritrade Holding Corp.(a)
1,950,000	2.950		04/01/22	1,985,670

				10,487,487

Chemicals – 0.5%
Eastman Chemical Co.(a)
2,075,000	3.800		03/15/25	2,153,063
Ecolab, Inc.
975,000	5.500		12/08/41	1,182,765
Monsanto Co.(a)
1,725,000	4.400		07/15/44	1,854,992

				5,190,820

Consumer Products – 0.3%
Kimberly-Clark Corp.
2,425,000	3.700		06/01/43	2,429,679

Electric – 0.7%
Florida Power & Light Co.(a)
2,132,000	4.125		02/01/42	2,325,655
Puget Sound Energy, Inc.(a)(b)
1,180,000	6.974		06/01/67	1,199,175
Ruwais Power Co. PJSC(c)
740,000	6.000		08/31/36	875,050
Southern California Edison Co.(a)
1,950,000	4.050		03/15/42	2,051,392

				6,451,272

Energy – 1.7%
Anadarko Petroleum Corp.
175,000	8.700		03/15/19	215,799
890,000	3.450	(a)	07/15/24	895,978
1,350,000	6.450		09/15/36	1,669,468

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Apache Corp.(a)
$625,000	3.250%		04/15/22	$633,272
150,000	4.750		04/15/43	156,157
1,300,000	4.250		01/15/44	1,270,613
ConocoPhillips Co.(a)
1,510,000	3.350		11/15/24	1,555,007
900,000	4.150		11/15/34	950,216
Devon Energy Corp.(a)
100,000	3.250		05/15/22	101,213
600,000	5.600		07/15/41	696,156
825,000	4.750		05/15/42	876,871
Dolphin Energy Ltd.(c)
497,118	5.888		06/15/19	545,309
Petrobras Global Finance BV
760,000	4.875		03/17/20	680,793
Petroleos Mexicanos
1,180,000	6.375		01/23/45	1,319,240
PTTEP Canada International Finance Ltd.(c)
840,000	5.692		04/05/21	948,763
Transocean, Inc.
770,000	6.500		11/15/20	644,875
Valero Energy Corp.
1,400,000	3.650		03/15/25	1,431,340
Weatherford International Ltd.
1,146,000	9.625		03/01/19	1,317,476

				15,908,546

Food & Beverage – 2.4%
Amazon.com, Inc.(a)
2,650,000	3.300		12/05/21	2,749,833
CVS Health Corp.(a)
1,100,000	4.125		05/15/21	1,203,621
2,150,000	3.375		08/12/24	2,222,017
Pernod-Ricard SA(c)
4,600,000	4.450		01/15/22	4,987,334
SABMiller Holdings, Inc.(c)
775,000	4.950		01/15/42	870,779
Suntory Holdings Ltd.(c)
2,550,000	2.550		09/29/19	2,593,807
Sysco Corp.(a)
1,550,000	2.350		10/02/19	1,577,077
1,025,000	3.500		10/02/24	1,059,198
1,825,000	4.500		10/02/44	1,919,868
Walgreens Boots Alliance, Inc.(a)
3,050,000	2.700		11/18/19	3,117,516

				22,301,050

Health Care Products – 0.4%
Becton Dickinson & Co.
2,000,000	2.675		12/15/19	2,044,389
Medtronic, Inc.(c)
725,000	2.500		03/15/20	740,783
1,275,000	3.150		03/15/22	1,320,545

				4,105,717

Corporate Obligations – (continued)
Home Construction – 0.4%
MDC Holdings, Inc.
$1,950,000	5.625%		02/01/20	$2,089,737
1,575,000	6.000	(a)	01/15/43	1,326,067

				3,415,804

Life Insurance – 1.2%
AIA Group Ltd.(a)(c)
1,525,000	3.200		03/11/25	1,538,418
Genworth Financial, Inc.
875,000	8.625		12/15/16	939,714
Nippon Life Insurance Co.(a)(b)(c)
925,000	5.100		10/16/44	1,002,469
Reliance Standard Life Global Funding II(c)
2,050,000	2.500		01/15/20	2,064,994
Teachers Insurance & Annuity Association of America(c)
1,760,000	4.900		09/15/44	1,986,899
The Northwestern Mutual Life Insurance Co.(c)
2,500,000	6.063		03/30/40	3,310,793

				10,843,287

Media – Cable – 1.1%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4,325,000	3.800		03/15/22	4,479,313
775,000	4.450	(a)	04/01/24	827,512
2,200,000	3.950	(a)	01/15/25	2,268,218
Time Warner Cable, Inc.
2,352,000	7.300		07/01/38	3,158,511

				10,733,554

Media – Non Cable – 0.8%
21st Century Fox America, Inc.
630,000	3.000		09/15/22	637,017
2,900,000	3.700	(a)	09/15/24	3,068,723
NBCUniversal Media LLC
3,850,000	4.375		04/01/21	4,289,438

				7,995,178

Metals & Mining – 1.0%
Freeport-McMoRan, Inc.(a)
2,175,000	5.400		11/14/34	1,976,897
Glencore Funding LLC(c)
5,025,000	2.700		10/25/17	5,098,541
2,400,000	2.500		01/15/19	2,401,159

				9,476,597

Noncaptive – Financial – 0.8%
GE Capital Trust I(a)(b)
1,475,000	6.375		11/15/67	1,596,687
International Lease Finance Corp.
4,000,000	5.750		05/15/16	4,160,000
1,400,000	7.125	(c)	09/01/18	1,580,250

				7,336,937

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Pharmaceuticals – 1.8%
	Actavis Funding SCS
	$2,200,000	2.350%		03/12/18	$2,227,989
	1,725,000	3.450	(a)	03/15/22	1,758,786
	1,325,000	4.850	(a)	06/15/44	1,412,716
	Bayer US Finance LLC(c)
	3,575,000	3.000		10/08/21	3,698,734
	EMD Finance LLC(a)(c)
	3,325,000	2.950		03/19/22	3,363,992
	Forest Laboratories, Inc.(c)
	3,175,000	4.375		02/01/19	3,397,250
	900,000	5.000	(a)	12/15/21	994,500

					16,853,967

	Pipelines – 1.5%
	Enbridge, Inc.(a)
	700,000	3.500		06/10/24	679,408
	Energy Transfer Partners LP(a)
	310,000	5.200		02/01/22	337,714
	285,000	3.600		02/01/23	282,428
	Enterprise Products Operating LLC(a)
	315,000	3.350		03/15/23	318,573
	185,000	3.750		02/15/25	190,535
	2,900,000	8.375	(b)	08/01/66	3,059,500
	1,350,000	7.000	(b)	06/01/67	1,366,875
	Kinder Morgan, Inc.(a)
	1,850,000	3.050		12/01/19	1,869,597
	Sunoco Logistics Partners Operations LP(a)
	475,000	4.250		04/01/24	490,335
	Tennessee Gas Pipeline Co.
	425,000	8.375		06/15/32	549,695
	TransCanada PipeLines Ltd.(a)(b)
	2,300,000	6.350		05/15/67	2,208,000
	Williams Partners LP(a)
	2,550,000	3.900		01/15/25	2,482,377

					13,835,037

	Property/Casualty Insurance – 0.2%
	Arch Capital Group Ltd.
	1,200,000	7.350		05/01/34	1,656,019

	Real Estate Investment Trusts – 2.6%
	American Campus Communities Operating Partnership LP(a)
	3,175,000	3.750		04/15/23	3,218,189
	Brixmor Operating Partnership LP(a)
	1,600,000	3.850		02/01/25	1,600,747
	Camden Property Trust
	3,575,000	5.700		05/15/17	3,887,484
	CBL & Associates LP(a)
	375,000	5.250		12/01/23	399,556
	ERP Operating LP(a)
	1,575,000	4.500		07/01/44	1,697,817
	HCP, Inc.
	2,950,000	6.000		01/30/17	3,195,067
	Health Care REIT, Inc.(a)
	1,557,000	4.125		04/01/19	1,665,762
	Healthcare Trust of America Holdings LP(a)
	2,275,000	3.700		04/15/23	2,285,290

	Corporate Obligations – (continued)
	Real Estate Investment Trusts – (continued)
	Kilroy Realty LP
	$2,375,000	6.625%		06/01/20	$2,782,467
	1,500,000	3.800	(a)	01/15/23	1,546,338
	Select Income REIT(a)
	275,000	2.850		02/01/18	276,934
	525,000	3.600		02/01/20	536,603
	725,000	4.150		02/01/22	720,151
	Ventas Realty LP(a)
	975,000	3.500		02/01/25	974,732

					24,787,137

	Retailers(a) – 0.2%
	Walgreens Boots Alliance, Inc.
	1,475,000	3.800		11/18/24	1,525,274

	Schools – 0.3%
	Rensselaer Polytechnic Institute
	2,600,000	5.600		09/01/20	3,001,814

	Technology – Hardware – 0.5%
	Hewlett-Packard Co.
	2,775,000	3.000		09/15/16	2,848,599
	1,425,000	2.600		09/15/17	1,458,932

					4,307,531

	Tobacco(c) – 0.5%
	Imperial Tobacco Finance PLC
	4,920,000	2.050		02/11/18	4,948,078

	Transportation(c) – 0.7%
	ERAC USA Finance LLC
	3,525,000	2.350		10/15/19	3,542,836
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	1,225,000	3.375	(a)	02/01/22	1,224,623
	1,425,000	4.250		01/17/23	1,482,043

					6,249,502

	Wirelines Telecommunications – 2.6%
	Telefonica Emisiones SAU
	1,450,000	5.462		02/16/21	1,655,534
	Verizon Communications, Inc.
	6,181,000	2.625		02/21/20	6,274,504
	3,300,000	4.500		09/15/20	3,638,887
	11,000,000	5.150		09/15/23	12,601,502

					24,170,427

	TOTAL CORPORATE OBLIGATIONS
	(Cost $291,201,462)				$301,914,960

	Mortgage-Backed Obligations – 26.6%
	Adjustable Rate Non-Agency(b) – 1.8%
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A3
	$2,248,284	0.610%		09/20/66	$2,190,477
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	942,538	0.490		09/20/66	913,759
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	1,645,891	0.325		09/20/66	1,732,009

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(b) – (continued)
	Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(c)
	$2,014,279	0.510%	09/20/66	$1,952,835
	Granite Master Issuer PLC Series 2005-4, Class A6
GBP	1,519,603	0.745	12/20/54	2,247,141
	Granite Mortgages PLC Series 2003-3, Class 3A
	214,748	0.943	01/20/44	318,231
	Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
	$919,322	0.418	01/19/36	597,717
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	277,986	0.339	09/21/38	311,915
	Leek Finance Number Seventeen PLC Series 2017X, Class A2A
GBP	183,468	0.840	12/21/37	286,662
	Leek Finance PLC Series 2017X, Class A2C
EUR	397,514	0.359	12/21/37	450,820
	Leek Finance PLC Series 2018X, Class A2B
	$1,899,571	0.507	09/21/38	1,976,339
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	1,384,615	0.971	12/25/46	1,052,726
	Paragon Mortgages PLC Series 2013X, Class A2B
EUR	848,628	0.322	01/15/39	866,227
	Sequoia Mortgage Trust Series 2003-4, Class 1A2
	$879,751	1.016	07/20/33	858,575
	Thrones PLC Series 2013-1, Class A
GBP	791,805	2.058	07/20/44	1,183,690
	Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
	$64,790	2.393	02/25/33	64,304

	TOTAL ADJUSTABLE RATE NON-AGENCY			$17,003,427

	Collateralized Mortgage Obligations – 2.4%
	Interest Only(b)(d) – 0.0%
	CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X
	$81,675	0.000%	11/25/32	$—
	CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X
	475,919	0.000	07/25/33	—
	CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X
	507,413	0.000	08/25/33	1

				1

	Inverse Floaters(b) – 0.0%
	GNMA Series 2002-13, Class SB
	112,634	36.752	02/16/32	198,210

	Planned Amortization Class – 0.0%
	FNMA REMIC Series 2003-134, Class ME
	36,911	4.500	06/25/33	38,457
	FNMA REMIC Series 2004-64, Class BA
	24,164	5.000	03/25/34	24,886

				63,343

	Mortgage-Backed Obligations – (continued)
	Sequential Fixed Rate – 2.4%
	FHLMC REMIC Series 2755, Class ZA
	$984,808	5.000%	02/15/34	$1,090,270
	FHLMC REMIC Series 4273, Class PD
	2,862,514	6.500	11/15/43	3,331,194
	FNMA REMIC Series 2011-52, Class GB
	2,600,000	5.000	06/25/41	2,879,598
	FNMA REMIC Series 2011-99, Class DB
	2,125,000	5.000	10/25/41	2,372,466
	FNMA REMIC Series 2012-111, Class B
	532,515	7.000	10/25/42	617,125
	FNMA REMIC Series 2012-153, Class B
	1,640,087	7.000	07/25/42	1,899,589
	NCUA Guaranteed Notes Series 2010-C1, Class APT
	5,783,743	2.650	10/29/20	5,917,897
	NCUA Guaranteed Notes Series 2010-R1, Class 2A
	156,769	1.840	10/07/20	157,167
	NCUA Guaranteed Notes Series A4
	3,500,000	3.000	06/12/19	3,708,898

				21,974,204

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$22,235,758

	Commercial Mortgage-Backed Securities – 3.1%
	Sequential Fixed Rate – 1.9%
	FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
	$800,000	2.373%	05/25/22	$812,640
	FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
	1,390,265	2.779	09/25/22	1,450,603
	LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
	5,783,562	5.156	02/15/31	5,867,574
	Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class A4
	9,000,000	5.509	04/15/47	9,489,377

				17,620,194

	Sequential Floating Rate(b) – 1.2%
	Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
	10,387,948	6.048	12/10/49	11,389,056

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$29,009,250

	Federal Agencies – 19.3%
	Adjustable Rate FNMA(b) – 1.0%
	$10,822	2.365%	06/01/33	$11,534
	1,672,255	2.206	07/01/34	1,788,268
	3,580,993	2.089	09/01/34	3,777,855
	2,762,000	2.351	05/01/35	2,938,815
	614,312	1.898	06/01/35	649,048

				9,165,520

	FHLMC – 0.8%
	3	7.000	05/01/15	3
	217	8.000	07/01/15	218

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$1,027	7.000%	02/01/16	$1,035
1,169	7.000	03/01/16	1,178
30,209	7.500	05/01/16	30,729
383	5.000	01/01/17	402
3,729	5.000	02/01/17	3,918
3,171	5.000	03/01/17	3,332
265	5.000	04/01/17	278
21,505	5.000	09/01/17	22,589
60,574	5.000	10/01/17	63,301
273	7.000	10/01/17	285
40,089	5.000	11/01/17	42,009
17,704	5.000	12/01/17	18,525
24,502	5.000	01/01/18	25,698
62,252	5.000	02/01/18	65,037
41,635	5.000	03/01/18	43,572
29,740	5.000	04/01/18	31,136
18,538	5.000	05/01/18	19,420
14,656	5.000	06/01/18	15,369
30,863	5.000	07/01/18	32,430
8,880	5.000	08/01/18	9,308
49,087	4.500	09/01/18	51,346
4,506	5.000	10/01/18	4,743
8,903	5.000	11/01/18	9,372
88,855	5.000	06/01/19	94,174
133,138	5.000	05/01/23	148,214
373,715	4.500	10/01/23	406,379
58,888	5.500	10/01/25	65,976
74,825	5.500	11/01/25	83,858
8,850	7.000	06/01/26	9,632
21,427	7.500	12/01/30	23,473
13,841	7.500	01/01/31	14,452
677,021	5.500	03/01/33	764,860
31,289	5.000	10/01/33	34,816
74,332	6.500	10/01/33	86,325
990	5.500	12/01/33	1,119
30,165	5.500	09/01/34	34,081
2,679	5.500	12/01/34	3,027
2,607	5.500	03/01/35	2,935
5,919	5.000	04/01/35	6,587
46,336	5.000	07/01/35	51,527
83,195	5.500	11/01/35	93,737
248,929	5.000	12/01/35	278,003
543	5.500	02/01/36	614
108,782	5.500	06/01/36	122,473
97,903	5.500	08/01/37	109,818
488,503	5.000	01/01/38	540,895
252,878	5.500	03/01/38	284,952
91,369	5.500	04/01/38	102,958
147,146	5.500	08/01/38	166,270
3,705	5.500	09/01/38	4,176
6,578	6.500	09/01/38	7,535
16,392	5.500	11/01/38	18,671
27,785	5.500	12/01/38	31,281
1,309,962	5.000	01/01/39	1,450,736
1,516,955	7.000	02/01/39	1,773,190
8,945	5.500	03/01/39	10,149

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$340,669	5.000%	06/01/39	$377,423
11,264	5.500	10/01/39	12,700
21,827	5.500	03/01/40	24,486
53,859	5.500	06/01/40	60,707
32,937	5.000	08/01/40	36,567
9,255	4.500	11/01/40	10,095
28,613	5.000	04/01/41	31,833
30,792	5.000	06/01/41	34,258

			7,910,195

FNMA – 16.9%
988,493	7.040	08/01/15	1,000,245
7,443	8.500	10/01/15	7,483
397	7.000	01/01/16	400
4,598,955	2.800	03/01/18	4,776,478
2,834,660	3.740	05/01/18	3,025,801
3,480,000	3.840	05/01/18	3,727,659
47,808	5.000	06/01/18	50,181
409,549	4.500	07/01/18	429,003
23,950	4.500	08/01/18	25,087
571	6.500	10/01/18	655
9,000,000	4.506	06/01/19	9,707,227
2,134,404	3.416	10/01/20	2,285,933
1,507,911	3.632	12/01/20	1,633,867
3,892,475	4.375	06/01/21	4,339,124
2,676,330	5.000	03/01/23	2,972,934
192,766	5.500	09/01/23	210,706
58,070	5.500	10/01/23	63,502
556,677	5.000	02/01/24	604,727
73,222	7.000	08/01/27	83,688
2,363	6.500	09/01/27	2,705
329,969	7.000	03/01/28	382,591
4,706	6.500	05/01/28	5,403
721	5.500	01/01/29	811
19,135	8.000	02/01/31	22,703
129,700	7.000	03/01/31	148,288
196,719	5.500	05/01/33	222,758
291,976	5.500	06/01/33	330,625
65,464	5.000	07/01/33	73,197
190,069	5.500	07/01/33	215,228
78,521	5.000	08/01/33	87,677
447,984	5.000	09/01/33	500,224
47,952	5.500	09/01/33	54,302
2,056	6.500	09/01/33	2,359
30,411	5.000	12/01/33	33,957
1,040	5.500	12/01/33	1,177
1,351	5.500	01/01/34	1,533
21,902	5.500	02/01/34	24,839
3,247	5.500	04/01/34	3,695
10,910	5.500	05/01/34	12,373
2,859	6.000	07/01/34	3,296
8,767	5.500	08/01/34	9,952
14,286	5.500	10/01/34	16,203
25,697	5.500	11/01/34	29,110
117,473	5.500	12/01/34	133,226
349	6.000	12/01/34	402

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$197,053	6.000%	02/01/35		$224,985
290,374	5.000	04/01/35		325,537
10,737	5.500	04/01/35		12,173
9,722	5.500	07/01/35		11,024
693,694	5.500	08/01/35		785,520
29,809	5.500	09/01/35		33,819
1,988	5.500	12/01/35		2,262
471	5.500	02/01/36		534
184,774	5.500	03/01/36		209,494
30,201	6.000	03/01/36		34,776
1,696	5.500	04/01/36		1,910
841,979	6.000	04/01/36		959,420
2,163,057	5.500	09/01/36		2,449,241
533,476	6.000	10/01/36		607,843
3,767	5.500	01/01/37		4,264
681,748	6.000	01/01/37		776,855
1,342	5.500	02/01/37		1,520
706,287	6.000	02/01/37		804,564
118,184	6.000	03/01/37		134,628
2,796	5.500	04/01/37		3,163
18,179	6.000	04/01/37		20,709
3,670	5.500	05/01/37		4,142
1,335	5.500	06/01/37		1,510
1,344	5.500	07/01/37		1,513
779,307	6.000	07/01/37		892,620
51	5.500	08/01/37		58
11,508	6.000	08/01/37		13,109
920,449	6.000	08/01/37		1,048,526
1,760,800	6.000	09/01/37		2,005,806
684,332	6.000	10/01/37		779,554
635	5.500	12/01/37		718
680,814	5.500	01/01/38		770,932
653,817	6.000	01/01/38		744,792
30,322	5.000	02/01/38		33,065
1,498	5.500	02/01/38		1,694
9,083	5.500	03/01/38		10,274
70,539	6.000	03/01/38		81,061
2,135	5.500	05/01/38		2,414
1,182,855	6.000	05/01/38		1,347,503
8,732	5.500	06/01/38		9,864
99,547	6.000	06/01/38		113,398
7,408	5.500	07/01/38		8,379
3,818	5.500	08/01/38		4,294
3,638	5.500	09/01/38		4,118
563,802	6.000	11/01/38		642,275
5,758	5.500	12/01/38		6,519
452,355	6.000	12/01/38		515,383
130,367	6.000	02/01/39		148,531
971,066	7.000	03/01/39		1,124,403
63,904	4.500	04/01/39		70,941
614,082	6.000	04/01/39		699,528
18,578	4.500	05/01/39		20,624
21,309	5.500	06/01/39		24,103
14,938	4.500	07/01/39		16,588
107,761	4.500	08/01/39		119,661
1,851,957	6.000	09/01/39		2,109,649

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$339,842	6.000%	10/01/39		$387,216
18,965	5.500	11/01/39		21,464
5,829,569	6.000	11/01/39		6,643,103
790,983	4.500	12/01/39		878,331
1,371,468	5.500	12/01/39		1,551,313
82,291	6.000	04/01/40		93,756
964,061	6.000	10/01/40		1,098,205
617,680	6.000	04/01/41		703,628
1,628,887	4.500	05/01/41		1,779,766
4,268,361	6.000	05/01/41		4,862,284
299,950	4.500	08/01/41		328,668
2,073,134	3.000	08/01/42		2,133,553
1,809,227	3.000	09/01/42		1,862,689
316,594	3.000	10/01/42		326,042
1,285,430	3.000	11/01/42		1,323,582
12,138,322	3.000	12/01/42		12,494,603
9,074,183	3.000	01/01/43		9,343,923
3,614,357	3.000	02/01/43		3,720,789
2,183,051	3.000	03/01/43		2,246,153
2,874,900	3.000	04/01/43		2,958,002
1,748,602	3.000	05/01/43		1,799,147
167,491	3.000	06/01/43		172,333
24,927	4.000	06/01/43		27,179
1,510,778	3.000	07/01/43		1,554,449
71,857	4.000	07/01/43		78,346
120,726	4.000	08/01/43		131,591
196,018	4.000	09/01/43		213,659
87,382	4.000	10/01/43		95,246
406,057	4.000	11/01/43		442,602
24,989	4.000	12/01/43		27,238
490,538	4.000	01/01/44		534,686
1,359,569	4.000	02/01/44		1,481,932
100,636	4.000	04/01/44		109,693
26,528	4.000	05/01/44		28,916
152,489	4.000	06/01/44		166,212
941,435	4.000	09/01/44		1,026,165
149,600	4.000	10/01/44		163,065
444,531	4.000	11/01/44		484,537
344,701	4.000	12/01/44		375,724
20,000,000	3.000	TBA-30yr	(e)	20,450,000
15,000,000	3.500	TBA-30yr	(e)	15,753,126

				157,918,040

GNMA – 0.6%
1,276,270	3.950	07/15/25		1,370,451
16,002	6.000	11/15/38		18,386
285,277	5.000	07/15/40		320,984
517,880	5.000	01/15/41		582,701
3,000,000	5.000	TBA-30yr	(e)	3,345,000

				5,637,522

TOTAL FEDERAL AGENCIES				$180,631,277

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $242,711,440)				$248,879,712

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value

	Agency Debentures – 5.3%
	FHLB
	$2,000,000	1.875%	03/13/20	$2,037,415
	5,200,000	3.000	09/10/21	5,541,487
	6,800,000	2.125	06/09/23	6,758,799
	3,300,000	3.250	06/09/23	3,564,554
	3,500,000	3.375	09/08/23	3,826,914
	750,000	3.375	12/08/23	814,828
	2,400,000	5.000	09/28/29	2,988,607
	FNMA(f)
	4,200,000	6.250	05/15/29	6,026,534
	Kommunalbanken AS(c)
	3,000,000	1.000	09/26/17	3,003,708
	Private Export Funding Corp.
	7,000,000	5.450	09/15/17	7,746,410
	Small Business Administration
	53,470	6.300	06/01/18	55,721
	Tennessee Valley Authority
	5,400,000	3.875	02/15/21	6,023,877
	1,400,000	4.625	09/15/60	1,649,408

	TOTAL AGENCY DEBENTURES
	(Cost $47,910,427)			$50,038,262

	Asset-Backed Securities(b) – 6.9%
	Collateralized Loan Obligations(c) – 5.1%
	B&M CLO Ltd. Series 2014-1A, Class A1
	$3,700,000	1.629%	04/16/26	$3,663,947
	B&M CLO Ltd. Series 2014-1A, Class A2
	650,000	2.179	04/16/26	638,147
	CIFC Funding Ltd. Series 2014-2A, Class A1L
	2,100,000	1.743	05/24/26	2,097,119
	Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1
	3,400,000	1.787	04/18/26	3,386,444
	Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B
	6,950,000	1.653	04/28/25	6,890,647
	Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2
	1,750,000	2.233	04/28/25	1,718,645
	Magnetite VIII Ltd. Series 2014-8A, Class A
	5,750,000	1.733	04/15/26	5,750,339
	Magnetite VIII Ltd. Series 2014-8A, Class B
	1,200,000	2.253	04/15/26	1,197,755
	Shackleton CLO Ltd. Series 2014-5A, Class A
	7,800,000	1.756	05/07/26	7,789,033
	Shackleton CLO Ltd. Series 2014-5A, Class B1
	1,700,000	2.256	05/07/26	1,687,751
	Trinitas CLO Ltd. Series 2014-1A, Class A1
	2,950,000	1.783	04/15/26	2,932,026
	Trinitas CLO Ltd. Series 2014-1A, Class B1
	750,000	2.153	04/15/26	730,655
	Whitehorse VIII Ltd. Series 2014-1A, Class A
	7,500,000	1.755	05/01/26	7,470,180
	Whitehorse VIII Ltd. Series 2014-1A, Class B
	1,650,000	2.306	05/01/26	1,615,210

				47,567,898

	Asset-Backed Securities(b) – (continued)
	Home Equity – 0.6%
	Countrywide Home Equity Loan Trust Series 2004-G, Class 2A
	$215,465	0.395%	12/15/29	$180,546
	Countrywide Home Equity Loan Trust Series 2006-HW, Class 2A1B
	6,349,516	0.305	11/15/36	5,545,756
	Impac CMB Trust Series 2004-08, Class 1A
	366,729	0.891	10/25/34	304,062

				6,030,364

	Student Loan – 1.2%
	Educational Funding of the South, Inc. Series 2011-1, Class A2
	4,946,702	0.906	04/25/35	4,957,466
	EFS Volunteer No 3 LLC Series 2012-1, Class A2(c)
	4,750,000	1.171	02/25/25	4,801,827
	Nelnet Student Loan Trust Series 2013-5A, Class A(c)
	992,668	0.804	01/25/37	992,869
	US Education Loan Trust LLC Series 2006-1, Class A2(c)
	127,200	0.392%	03/01/25	127,110

				10,879,272

	TOTAL ASSET-BACKED SECURITIES
	(Cost $65,246,287)			$64,477,534

	Foreign Debt Obligations – 2.7%
	Sovereign – 1.3%
	Federal Republic of Brazil
	$1,410,000	4.250%	01/07/25	$1,379,685
	400,000	8.250	01/20/34	517,000
	330,000	7.125	01/20/37	390,225
	Italy Buoni Poliennali Del Tesoro
EUR	1,450,000	1.150	05/15/17	1,590,509
	Republic of Chile
	$390,000	3.625	10/30/42	382,687
	Republic of Colombia
	1,750,000	4.000	02/26/24	1,804,250
	Republic of Indonesia(c)
	420,000	4.125	01/15/25	431,025
	Republic of Panama(g)
	100,000	9.375	04/01/29	153,000
	Spain Government Bond
EUR	610,000	2.100	04/30/17	682,724
	760,000	0.500 (c)	10/31/17	823,605
	610,000	4.500	01/31/18	734,925
	10,000	4.400 (c)	10/31/23	13,663
	30,000	5.150 (c)	10/31/44	54,892
	United Mexican States
	$20,000	6.050	01/11/40	24,700
	1,610,000	4.750	03/08/44	1,692,512
	1,290,000	5.550	01/21/45	1,509,300
	60,000	5.750	10/12/49	65,550

				12,250,252

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Supranational – 1.4%
Inter-American Development Bank
$2,700,000	1.000%		02/27/18	$2,660,253
International Finance Corp.
10,800,000	0.875		06/15/18	10,686,978

				13,347,231

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $26,587,395)				$25,597,483

Municipal Debt Obligations – 1.1%
California – 0.7%
California State GO Bonds Build America Taxable Series 2009
$950,000	7.500%		04/01/34	$1,420,734
1,650,000	7.550		04/01/39	2,585,682
California State GO Bonds Build America Taxable Series 2010
1,645,000	7.950		03/01/36	2,026,673

				6,033,089

Illinois – 0.2%
Illinois State GO Bonds Build America Series 2010
1,280,000	7.350		07/01/35	1,529,114

Ohio – 0.2%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
1,700,000	6.270		02/15/50	2,217,293

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $7,447,625)				$9,779,496

Government Guarantee Obligations(h) – 3.0%
Hashemite Kingdom of Jordan Government AID Bond
$7,400,000	2.503%		10/30/20	$7,622,000
Israel Government AID Bond
7,827,000	5.500		09/18/23	9,782,785
1,200,000	5.500		12/04/23	1,501,249
2,400,000	5.500		04/26/24	3,018,857
4,700,000	5.500		09/18/33	6,542,737

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $26,830,561)				$28,467,628

U.S. Treasury Obligations – 13.5%
United States Treasury Bonds
$3,600,000	3.125	%(f)	11/15/41	$4,025,628
27,900,000	3.125	(f)	02/15/42	31,157,605
10,500,000	2.750		08/15/42	10,920,315
1,000,000	2.500		02/15/45	991,090

U.S. Treasury Obligations – (continued)
United States Treasury Inflation Protected Securities
$2,410,560	0.375%		07/15/23	$2,475,717
6,671,788	0.625		01/15/24	6,962,611
2,993,925	2.500		01/15/29	3,831,745
2,657,765	1.375		02/15/44	3,131,192
1,290,406	0.750		02/15/45	1,316,214
United States Treasury Notes
28,500,000	0.375		01/31/16	28,532,205
6,600,000	1.375		03/31/20	6,599,736
7,600,000	2.125		12/31/21	7,812,192
11,100,000	1.500		01/31/22	10,952,703
4,800,000	1.750		03/31/22	4,810,896
2,600,000	2.375		08/15/24	2,702,258

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $121,245,041)				$126,222,107

Shares	Description	Value

Investment Company(i) – 11.2%
104,601,189	Goldman Sachs Financial Square Government Fund – FST Shares
(Cost $104,601,189)		$104,601,189

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 0.7%
Certificates of Deposit – 0.7%
Apache Corp.
$1,800,000	0.639%	04/09/15	$1,799,748
Carnival Corp.
1,500,000	0.497	04/02/15	1,499,980
Mondelez International, Inc.
3,000,000	0.517	04/21/15	2,999,150

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,298,878)			$6,298,878

TOTAL INVESTMENTS – 103.2%
(Cost $940,080,305)			$966,277,249

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.2)%			(29,519,460)

NET ASSETS – 100.0%			$936,757,789

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2015.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2015

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $147,843,561, which represents approximately 15.8% of net assets as of March 31, 2015.
(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $39,548,126 which represents approximately 4.2% of net assets as of March 31, 2015.
(f)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2015.
(h)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $28,467,628, which represents approximately 3.0% of net assets as of March 31, 2015.
(i)	Represents an Affiliated Fund.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	CAD/USD	06/17/15	$2,251,387	$13,387
	EUR/SEK	06/17/15	1,504,250	16,700
	EUR/USD	06/17/15	1,494,040	1,683
	USD/AUD	06/17/15	1,459,034	27,366
	USD/EUR	04/28/15	7,565,690	99,053
Barclays Bank PLC	CAD/USD	06/17/15	2,247,623	15,623
	EUR/GBP	06/17/15	1,497,071	16,344
	EUR/USD	06/17/15	1,525,256	30,548
	GBP/EUR	06/17/15	2,223,838	19,730
	SEK/NZD	06/17/15	96,913	481
	USD/CAD	06/17/15	736,499	9,501
	USD/EUR	06/17/15	2,931,400	55,416
	USD/NZD	06/17/15	96,913	596
BNP Paribas SA	EUR/USD	06/17/15	1,517,721	15,761
	JPY/USD	06/17/15	1,510,038	14,038
	NZD/USD	06/17/15	3,003,585	31,058
	USD/EUR	06/17/15	2,389,603	32,824

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Citibank NA (London)	EUR/GBP	06/17/15	$749,883	$4,672
	USD/AUD	06/17/15	1,472,684	4,285
	USD/CAD	06/17/15	4,421,302	49,698
	USD/EUR	06/17/15	2,664,085	27,886
HSBC Bank PLC	EUR/GBP	06/17/15	2,993,408	39,881
	EUR/NOK	06/17/15	1,477,324	1,647
	EUR/SEK	06/17/15	1,428,879	24,839
	EUR/USD	06/17/15	3,260,491	40,023
JPMorgan Securities, Inc.	USD/GBP	04/13/15	7,619,487	256,516
Royal Bank of Canada	USD/SEK	05/13/15	703,915	14,388
State Street Bank and Trust	CAD/USD	06/17/15	752,386	8,752
Westpac Banking Corp.	AUD/USD	06/17/15	1,484,059	2,219
	EUR/USD	06/17/15	1,513,415	19,723
	JPY/USD	06/17/15	1,510,337	17,337
	USD/AUD	06/17/15	1,474,201	14,670
	USD/JPY	04/20/15	701,626	2,488
	USD/NZD	06/17/15	1,467,661	23,999
TOTAL				$953,132

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	AUD/USD	06/17/15	$1,468,134	$(15,326)
	EUR/USD	06/17/15	737,333	(11,937)
	SEK/EUR	06/17/15	1,514,087	(23,893)
	USD/CAD	06/17/15	1,494,699	(5,699)
	USD/EUR	06/17/15	4,525,177	(47,840)
	USD/JPY	06/17/15	4,478,123	(40,849)
Barclays Bank PLC	CAD/USD	06/17/15	2,961,914	(28,086)
	EUR/USD	06/17/15	2,677,002	(15,227)
	GBP/USD	06/17/15	1,349,798	(18,591)
	USD/AUD	06/17/15	1,484,059	(4,645)
	USD/CAD	06/17/15	1,486,132	(132)
	USD/EUR	06/17/15	1,519,453	(25,554)
	USD/JPY	06/17/15	3,015,905	(35,905)
BNP Paribas SA	EUR/USD	06/17/15	4,425,072	(56,403)
	GBP/EUR	06/17/15	1,506,957	(40,543)
	JPY/USD	06/17/15	2,985,911	(11,089)
	SEK/NZD	06/17/15	96,913	(5)
	USD/AUD	06/17/15	1,494,166	(4,145)
	USD/CAD	06/17/15	2,255,614	(19,614)
	USD/EUR	06/17/15	1,506,957	(6,556)
	USD/JPY	06/17/15	5,253,047	(33,047)
	USD/NZD	06/17/15	96,913	(32)
Citibank NA (London)	AUD/USD	06/17/15	738,617	(3,016)
	CAD/USD	06/17/15	737,352	(5,648)
	EUR/NOK	06/17/15	1,493,495	(5,913)
	GBP/USD	04/13/15	3,769,715	(132,098)
	USD/CAD	06/17/15	2,240,714	(4,714)
	USD/EUR	06/17/15	1,509,110	(17,200)

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
HSBC Bank PLC	JPY/USD	06/17/15	$1,492,496	$(4,504)
	SEK/EUR	06/17/15	1,374,561	(9,677)
	USD/JPY	06/17/15	1,506,446	(10,446)
State Street Bank and Trust	JPY/USD	06/17/15	2,952,543	(37,457)
	NZD/USD	06/17/15	1,472,855	(4,045)
	USD/NZD	06/17/15	2,974,753	(51,086)
Westpac Banking Corp.	AUD/USD	06/17/15	1,440,076	(51,437)
	CAD/CHF	06/17/15	448,879	(12,934)
	NZD/USD	04/15/15	386,387	(2,816)
	USD/AUD	06/17/15	746,201	(6,017)
TOTAL				$(804,126)

FORWARD SALES CONTRACTS — At March 31, 2015, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Received: $2,171,875)	4.500%	TBA-30yr	05/13/15	$(2,000,000)	$(2,176,250)

FUTURES CONTRACTS — At March 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	1	March 2017	$246,125	$1,034
Eurodollars	(283)	June 2017	(69,554,325)	(554,365)
French 10 Year Government Bonds	(13)	June 2015	(2,181,307)	(32,352)
Italian 10 Year Government Bonds	11	June 2015	1,662,746	1,488
Ultra Long U.S. Treasury Bonds	(30)	June 2015	(5,096,250)	(99,676)
10 Year German Euro-Bund	6	June 2015	1,024,240	13,927
2 Year U.S. Treasury Notes	44	June 2015	9,642,875	10,681
5 Year U.S. Treasury Notes	755	June 2015	90,759,258	762,116
10 Year U.S. Treasury Notes	(30)	June 2015	(3,867,187)	(8,465)
20 Year U.S. Treasury Bonds	(15)	June 2015	(2,458,125)	1,446
TOTAL				$95,834

SWAP CONTRACTS — At March 31, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
NOK	85,140	05/11/17	1.000%	3 month NIBOR	$(24,558)	$(13,164)
	$2,540	06/17/17	1.250	3 month LIBOR	4,556	11,082
GBP	1,670	06/17/17	6 month BP	1.750%	(29,273)	(9,986)
	$70,700	06/17/18	1.750	3 month LIBOR	542,176	541,804
EUR	2,950	06/17/20	0.750	6 month EURO	76,039	1,080
	$20,940	06/17/20	3 month LIBOR	2.250	(321,132)	(314,213)

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

			Rates Exchanged		Market Value
Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
SEK	26,980	06/17/20	3 month STIBOR	0.500%	$(7,562)	$72
NZD	2,130	06/17/20	3.500%	3 month NZDOR	(9,248)	(35)
	$26,500	06/17/22	3 month LIBOR	2.500	(705,979)	(412,165)
EUR	2,760	02/20/25	1.100	6 month EURO	11,722	22,900
JPY	360,810	02/20/25	6 month JYOR	0.900	(5,675)	1,862
EUR	11,120	02/27/25	1.150	6 month EURO	62,373	105,540
JPY	642,190	06/17/25	0.750	6 month JYOR	67,279	9,626
	$1,890	06/17/25	2.750	3 month LIBOR	74,056	41,894
NZD	630	06/17/25	3.750	3 month NZDOR	(5,669)	5,308
AUD	2,410	06/17/25	6 month AUDOR	3.000	(11,677)	(35,281)
CAD	780	06/17/25	6 month CDOR	2.750	(50,617)	(371)
EUR	2,430	06/17/25	6 month EURO	1.500	(208,054)	(31,840)
GBP	430	06/17/25	6 month BP	1.500	36,294	(23,489)
JPY	467,120	02/20/30	1.700	6 month JYOR	10,244	16,198
EUR	3,640	02/20/30	6 month EURO	1.500	(18,157)	(62,055)
	10,180	02/27/30	6 month EURO	1.350	(133,478)	(274,651)
	$3,200	06/17/30	3 month LIBOR	2.250	96,283	(86,456)
EUR	2,930	02/27/35	1.400	6 month EURO	52,143	141,509
JPY	631,350	02/03/45	1.750	6 month JYOR	(120,258)	52,485
	$1,700	02/03/45	3 month LIBOR	2.500	31,519	3,974
EUR	2,400	02/03/45	6 month EURO	1.500	4,679	(260,588)
JPY	339,260	06/17/45	1.500	6 month JYOR	55,365	37,080
	$1,500	06/17/45	3 month LIBOR	3.250	(198,022)	(78,845)
	1,720	06/17/45	3.250	3 month LIBOR	228,119	89,354
GBP	2,900	06/17/45	6 month BP	2.000	85,869	(98,564)
	TOTAL				$(410,643)	$(619,935)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Swap Counterparty	Referenced Obligation	Notional Amount (000s)	Rates (paid) received by Fund	Termination Date	Credit Spread at March 31, 2015(b)	Upfront Payments made (received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$3,975	1.000%	06/20/16	0.160%	$1,386	$41,208

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments

March 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Sovereign Debt Obligations – 42.1%
	British Pound – 4.3%
	United Kingdom Treasury
GBP	3,400,000	1.750%		07/22/19	$5,200,919
	2,000,000	4.500		09/07/34	4,077,867
	3,120,000	3.250		01/22/44	5,536,679
	2,570,000	3.500		01/22/45	4,774,229
	1,350,000	3.500		07/22/68	2,752,560

					22,342,254

	Canadian Dollar – 3.4%
	British Columbia Province of Canada
CAD	800,000	3.250		12/18/21	703,473
	Government of Canada
	3,510,000	1.500		09/01/17	2,838,207
	5,300,000	2.500		06/01/24	4,639,043
	2,250,000	4.000		06/01/41	2,508,567
	Ontario Province of Canada
	1,800,000	4.400		06/02/19	1,613,271
	4,200,000	4.000		06/02/21	3,809,463
	Quebec Province of Canada
	1,800,000	4.250		12/01/21	1,661,520

					17,773,544

	Czech Koruna – 0.1%
	Czech Republic Government Bond
CZK	11,190,000	1.500		10/29/19	464,918

	Danish Krone – 0.2%
	Kingdom of Denmark
DKK	3,000,000	4.500		11/15/39	813,390

	Euro – 16.8%
	Federal Republic of Germany
EUR	1,200,000	2.250		09/04/21	1,481,110
	3,580,000	1.500		09/04/22	4,272,329
	1,010,000	1.500		05/15/23	1,214,145
	3,060,000	2.000		08/15/23	3,822,434
	1,830,000	1.000		08/15/24	2,121,559
	2,740,000	4.750		07/04/34	5,254,994
	360,000	3.250		07/04/42	648,229
	170,000	2.500		07/04/44	276,912
	Government of Finland(a)
	390,000	4.375		07/04/19	498,638
	Government of France
	1,400,000	3.750		04/25/17	1,627,230
	2,620,000	1.000		05/25/18	2,915,700
	1,420,000	4.250		10/25/23	2,036,407
	1,330,000	4.500		04/25/41	2,573,364
	Italy Buoni Poliennali Del Tesoro
	1,800,000	1.150		05/15/17	1,974,425
	3,029,291	1.700		09/15/18	3,525,056
	3,300,000	5.000		03/01/22	4,521,277
	2,040,000	3.500	(a)	03/01/30	2,744,363
	190,000	5.000		08/01/34	307,697
	Kingdom of Belgium
	4,485,000	3.750	(a)	09/28/20	5,813,453
	830,000	2.250		06/22/23	1,035,394
	1,670,000	2.600	(a)	06/22/24	2,159,776

	Foreign Sovereign Debt Obligations – (continued)
	Euro – (continued)
	Kingdom of The Netherlands
EUR	2,280,000	0.500%		04/15/17	$2,486,403
	2,470,000	4.500	(a)	07/15/17	2,941,592
	1,000,000	2.500	(a)	01/15/33	1,433,991
	Republic of Austria(a)
	5,270,000	4.350		03/15/19	6,655,351
	Republic of Italy
	7,034,698	2.150		11/12/17	7,953,217
	400,000	5.000		08/01/39	676,646
	Spain Government Bond
	930,000	2.100		04/30/17	1,040,874
	1,160,000	0.500	(a)	10/31/17	1,257,082
	2,200,000	4.500		01/31/18	2,650,547
	360,000	5.400	(a)	01/31/23	514,869
	150,000	4.400	(a)	10/31/23	204,941
	370,000	4.800	(a)	01/31/24	521,134
	2,230,000	3.800	(a)	04/30/24	2,943,947
	580,000	2.750	(a)	10/31/24	711,560
	2,745,000	5.900	(a)	07/30/26	4,353,554
	90,000	5.150	(a)	10/31/44	164,676

					87,334,876

	Japanese Yen – 11.0%
	Government of Japan
JPY	2,402,800,000	0.300		03/20/18	20,174,144
	1,379,100,000	0.800		09/20/23	11,985,309
	29,000,000	2.200		03/20/31	290,928
	225,000,000	1.700		09/20/32	2,101,172
	1,290,100,000	1.400		09/20/34	11,317,716
	717,900,000	2.500		09/20/34	7,448,885
	212,100,000	2.500		03/20/38	2,206,466
	100,000,000	2.200		09/20/39	994,274
	78,200,000	2.000		03/20/52	756,070

					57,274,964

	Mexican Peso – 3.4%
	United Mexican States
MXN	5,962,830	0.000	(b)	04/01/15	390,161
	15,619,970	0.000	(b)	04/16/15	1,022,489
	2,717,090	0.000	(b)	06/04/15	177,114
	25,454,480	0.000	(b)	06/11/15	1,658,103
	14,000,460	0.000	(b)	06/18/15	911,430
	180,602,140	0.000	(b)	06/25/15	11,750,926
	2,788,820	0.000	(b)	07/02/15	181,371
	2,816,710	0.000	(b)	10/01/15	181,496
	13,763,300	10.000		11/20/36	1,276,761
	1,882,300	8.500		11/18/38	153,480

					17,703,331

	Polish Zloty – 0.1%
	Poland Government Bond
PLN	980,000	3.250		07/25/19	273,366
	290,000	4.000		10/25/23	87,077

					360,443

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Sovereign Debt Obligations – (continued)
	South African Rand – 0.4%
	Republic of South Africa
ZAR	18,820,000	7.750%		02/28/23	$1,566,463
	6,569,608	10.500		12/21/26	653,009

					2,219,472

	South Korean Won – 0.8%
	Republic of Korea
KRW	3,819,000,000	5.000		06/10/20	3,974,724

	United States Dollar – 1.6%
	Federal Republic of Brazil
	$610,000	4.250		01/07/25	596,885
	90,000	8.250		01/20/34	116,325
	80,000	7.125		01/20/37	94,600
	Republic of Chile
	150,000	3.625		10/30/42	147,188
	Republic of Colombia
	1,510,000	4.000		02/26/24	1,556,810
	Republic of Indonesia
	1,040,000	5.875		01/15/24	1,202,500
	880,000	4.125	(a)	01/15/25	903,100
	Republic of Korea
	660,000	7.125		04/16/19	797,247
	Republic of Turkey
	200,000	5.750		03/22/24	221,750
	230,000	6.000		01/14/41	261,337
	United Mexican States
	460,000	4.750		03/08/44	483,575
	1,210,000	5.550		01/21/45	1,415,700
	470,000	5.750		10/12/49	513,475

					8,310,492

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $230,685,892)				$218,572,408

	Corporate Obligations – 19.9%
	Automotive – 0.5%
	Ford Motor Credit Co. LLC
	$2,300,000	3.984%		06/15/16	$2,371,970
	300,000	4.250		02/03/17	315,144

					2,687,114

	Automotive – 0.2%
	FCE Bank PLC
EUR	750,000	1.625		09/09/16	820,533

	Banks – 7.0%
	Bank of America Corp.
EUR	300,000	4.625		08/07/17	354,385
	$1,550,000	5.750		12/01/17	1,708,372
	1,000,000	5.650		05/01/18	1,107,549
	1,400,000	2.600		01/15/19	1,426,584
	600,000	2.650		04/01/19	610,843
	1,450,000	4.125		01/22/24	1,548,388

	Corporate Obligations – (continued)
	Banks – (continued)
	BNP Paribas SA(c)(d)
EUR	150,000	4.730%		04/12/49	$166,052
	Citigroup, Inc.
	$105,000	4.450		01/10/17	110,485
	375,000	6.125		05/15/18	422,396
	Credit Agricole SA(a)
	1,500,000	2.125		04/17/18	1,517,506
	Dexia Credit Local SA(a)
	2,000,000	1.500		10/07/17	2,011,396
	HSBC Holdings PLC
	450,000	6.800		06/01/38	589,464
	1,000,000	6.375	(c)(d)	03/30/49	1,025,000
	700,000	6.375	(c)(d)	09/17/49	717,500
	ING Bank NV
	1,600,000	4.000	(a)	03/15/16	1,643,824
EUR	1,050,000	6.125	(c)(d)	05/29/23	1,295,500
	$1,850,000	4.125	(c)(d)	11/21/23	1,914,472
	Intesa Sanpaolo SpA
EUR	500,000	4.125		01/14/16	553,193
	$800,000	2.375		01/13/17	807,929
	1,700,000	3.875		01/16/18	1,775,092
	900,000	3.875		01/15/19	948,445
	500,000	5.017	(a)	06/26/24	511,581
	JPMorgan Chase & Co.
	700,000	3.875		02/01/24	739,227
	1,700,000	3.625		05/13/24	1,764,460
	Lloyds TSB Bank PLC(c)(d)
EUR	1,250,000	11.875		12/16/21	1,585,188
	Morgan Stanley, Inc.
	$1,650,000	4.000		07/24/15	1,666,690
	500,000	5.625		09/23/19	567,483
EUR	900,000	2.375		03/31/21	1,044,529
	$50,000	3.875		04/29/24	52,226
	1,700,000	3.700		10/23/24	1,766,229
EUR	300,000	1.750		01/30/25	332,505
	$350,000	4.300		01/27/45	356,580
	Regions Financial Corp.(d)
	750,000	2.000		05/15/18	746,993
	Santander Holdings USA, Inc.(d)
	850,000	3.000		09/24/15	856,626
	Synchrony Financial(d)
	100,000	1.875		08/15/17	100,123
	250,000	3.000		08/15/19	255,422
	The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
	1,050,000	1.700		03/05/18	1,051,221
	Wells Fargo & Co.
	800,000	3.300		09/09/24	822,706

					36,474,164

	Chemicals – 0.5%
	Eastman Chemical Co.(d)
	650,000	3.800		03/15/25	674,453
	LYB International Finance BV
	150,000	5.250		07/15/43	167,407
	LyondellBasell Industries NV(d)
	500,000	5.000		04/15/19	551,101

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Chemicals – (continued)
	Monsanto Co.(d)
	$650,000	4.400%		07/15/44	$698,982
	The Mosaic Co.(d)
	250,000	4.250		11/15/23	267,004

					2,358,947

	Communications – 2.4%
	21st Century Fox America, Inc.
	50,000	4.000		10/01/23	53,988
	600,000	3.700	(d)	09/15/24	634,908
	150,000	4.750	(d)	09/15/44	168,115
	America Movil SAB de CV
MXN	5,260,000	6.000		06/09/19	344,344
	British Telecommunications PLC
GBP	244,000	6.625		06/23/17	403,151
	Comcast Corp.
	$1,800,000	4.500		01/15/43	1,979,330
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
	200,000	6.000	(d)	08/15/40	227,217
	350,000	6.375		03/01/41	414,396
	Orange SA
	50,000	5.375		01/13/42	57,807
	350,000	5.500	(d)	02/06/44	415,269
	Time Warner Cable, Inc.
	478,000	7.300		07/01/38	641,908
	Verizon Communications, Inc.
	2,248,000	2.625		02/21/20	2,282,007
	350,000	4.500		09/15/20	385,943
	1,500,000	5.150		09/15/23	1,718,387
	40,000	6.400		09/15/33	49,928
	86,000	6.550		09/15/43	111,822
	655,000	4.522	(a)	09/15/48	654,229
	825,000	4.672	(a)	03/15/55	810,791
	Verizon Wireless Capital LLC
EUR	950,000	8.750		12/18/15	1,083,216

					12,436,756

	Diversified Manufacturing – 0.1%
	Roper Industries, Inc.
	$400,000	2.050		10/01/18	401,575

	Electric – 0.7%
	Berkshire Hathaway Energy Co.
	350,000	5.950		05/15/37	447,225
	EDP Finance BV
EUR	200,000	4.875		09/14/20	252,860
	350,000	4.125		01/20/21	428,513
	100,000	2.625		01/18/22	113,927
	Electricite de France SA(c)(d)
	1,000,000	5.000		01/22/49	1,236,560
	Enel Finance International NV
GBP	150,000	5.625		08/14/24	271,359
	250,000	5.750		09/14/40	465,577
	Ruwais Power Co. PJSC(a)
	$520,000	6.000		08/31/36	614,900

					3,830,921

	Corporate Obligations – (continued)
	Energy – 1.1%
	Anadarko Petroleum Corp.(d)
	$350,000	3.450%		07/15/24	$352,351
	Apache Corp.(d)
	50,000	3.250		04/15/22	50,662
	150,000	4.750		04/15/43	156,157
	200,000	4.250		01/15/44	195,479
	Brazil Minas SPE via State of Minas Gerais
	231,000	5.333		02/15/28	220,027
	Buckeye Partners LP(d)
	550,000	4.150		07/01/23	551,364
	Devon Energy Corp.(d)
	200,000	5.600		07/15/41	232,052
	50,000	4.750		05/15/42	53,144
	Dolphin Energy Ltd.
	399,980	5.888	(a)	06/15/19	438,754
	268,558	5.888		06/15/19	294,592
	Energy Transfer Partners LP(d)
	150,000	3.600		02/01/23	148,646
	50,000	6.500		02/01/42	57,740
	150,000	5.950		10/01/43	165,426
	Enterprise Products Operating LLC(d)
	500,000	3.750		02/15/25	514,960
	Halliburton Co.(d)
	50,000	3.500		08/01/23	51,662
	Kinder Morgan, Inc.(d)
	350,000	3.050		12/01/19	353,708
	Petrobras Global Finance BV
	40,000	4.875		03/17/20	35,831
	Transocean, Inc.
	375,000	6.375		12/15/21	314,062
	Weatherford International Ltd.
	400,000	9.625		03/01/19	459,852
	418,000	5.125		09/15/20	405,460
	Williams Partners LP(d)
	650,000	3.900		01/15/25	632,763

					5,684,692

	Financial Companies – 0.4%
	American Express Credit Corp.
	700,000	2.800		09/19/16	719,054
	GE Capital European Funding
EUR	1,200,000	2.875		06/18/19	1,419,395

					2,138,449

	Food & Beverage – 1.1%
	CVS Health Corp.(d)
	$350,000	4.000		12/05/23	378,518
	Mondelez International, Inc.(d)
EUR	1,750,000	1.625		03/08/27	1,893,279
	Pernod-Ricard SA(a)
	$400,000	4.450		01/15/22	433,681
	1,050,000	4.250		07/15/22	1,131,667
	885,000	5.500		01/15/42	1,066,807

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Food & Beverage – (continued)
	Sysco Corp.(d)
	$100,000	2.350%		10/02/19	$101,747
	150,000	3.000		10/02/21	154,587
	250,000	3.500		10/02/24	258,341
	150,000	4.350		10/02/34	157,172
	200,000	4.500		10/02/44	210,397

					5,786,196

	Health Care – Services – 0.2%
	Humana, Inc.(d)
	150,000	3.850		10/01/24	156,741
	UnitedHealth Group, Inc.
	700,000	2.875		12/15/21	717,149

					873,890

	Health Care Products – 0.2%
	Becton Dickinson & Co.(d)
	250,000	3.734		12/15/24	261,168
	Medtronic, Inc.(a)
	200,000	2.500		03/15/20	204,354
	350,000	3.500		03/15/25	365,480
	300,000	4.625		03/15/45	337,729

					1,168,731

	Insurance – 0.6%
	AIA Group Ltd.(a)(d)
	750,000	3.200		03/11/25	756,599
	Allianz Finance II BV(c)(d)
EUR	100,000	5.750		07/08/41	132,017
	Assicurazioni Generali SpA(c)(d)
GBP	50,000	6.416		02/28/49	78,974
	Generali Finance BV(c)(d)
	150,000	6.214		12/31/49	227,895
	Prudential Financial, Inc.(c)(d)
	$300,000	5.625		06/15/43	321,000
	QBE Insurance Group Ltd.(a)
	400,000	2.400		05/01/18	403,918
	Standard Life PLC(c)(d)
GBP	150,000	6.546		01/06/49	248,655
	Teachers Insurance & Annuity Association of America(a)
	$800,000	4.900		09/15/44	903,136

					3,072,194

	Metals & Mining – 0.5%
	Freeport-McMoRan, Inc.(d)
	200,000	3.550		03/01/22	184,836
	150,000	4.550		11/14/24	143,967
	Glencore Finance Canada Ltd.(a)
	1,400,000	4.250		10/25/22	1,439,221
	Rio Tinto Finance USA Ltd.
	752,000	9.000		05/01/19	954,825

					2,722,849

	Natural Gas – 0.5%
	Gas Natural Finance BV
EUR	1,600,000	1.375		01/21/25	1,745,253

	Corporate Obligations – (continued)
	Natural Gas – (continued)
	GDF Suez(c)(d)
EUR	900,000	3.875%		07/10/49	$1,026,999

					2,772,252

	Noncaptive – Financial – 0.1%
	General Electric Capital Corp.
MXN	1,000,000	8.500		04/06/18	72,233
	$350,000	5.550		05/04/20	407,538

					479,771

	Pharmaceuticals – 1.6%
	AbbVie, Inc.
	1,500,000	1.750		11/06/17	1,505,047
	Actavis Funding SCS
	50,000	2.450		06/15/19	49,732
	250,000	3.000	(d)	03/12/20	255,123
	200,000	3.450	(d)	03/15/22	203,917
	100,000	3.850	(d)	06/15/24	103,255
	350,000	3.800	(d)	03/15/25	360,500
	100,000	4.550	(d)	03/15/35	104,380
	600,000	4.850	(d)	06/15/44	639,721
	100,000	4.750	(d)	03/15/45	105,917
	Forest Laboratories, Inc.(a)
	300,000	4.375		02/01/19	321,000
	4,100,000	5.000	(d)	12/15/21	4,530,500

					8,179,092

	Real Estate Investment Trusts – 1.5%
	Gecina SA
EUR	700,000	4.250		02/03/16	777,875
	Hammerson PLC
	850,000	2.000		07/01/22	973,959
	HCP, Inc.(d)
	$100,000	2.625		02/01/20	100,211
	1,750,000	5.375		02/01/21	1,964,709
	200,000	4.250		11/15/23	210,610
	Prologis LP(d)
EUR	300,000	3.000		01/18/22	359,284
	400,000	3.375		02/20/24	496,112
	Trust F/1401(a)
	$330,000	5.250		12/15/24	353,100
	Ventas Realty LP(d)
	1,600,000	3.500		02/01/25	1,599,560
	Ventas Realty LP/Ventas Capital Corp.(d)
	200,000	3.250		08/15/22	200,847
	WEA Finance LLC/Westfield UK & Europe Finance PLC(a)(d)
	350,000	2.700		09/17/19	354,301
	400,000	3.750		09/17/24	413,728

					7,804,296

	Technology – 0.2%
	Apple, Inc.
	500,000	3.850		05/04/43	508,737
	Hewlett-Packard Co.
	250,000	2.600		09/15/17	255,953

					764,690

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Transportation(a) – 0.5%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	$2,350,000	3.375	%(d)	02/01/22	$2,349,276
	450,000	4.250		01/17/23	468,014

					2,817,290

	TOTAL CORPORATE OBLIGATIONS
	(Cost $102,990,128)				$103,274,402

	Foreign Debt Obligations – 2.5%
	Supranational – 2.5%
	European Financial Stability Facility(f)
EUR	7,700,000	2.000%		05/15/17	$8,646,405
	800,000	0.875		04/16/18	884,910
	900,000	1.250		07/31/18	1,010,220
	1,300,000	3.500		02/04/22	1,725,270
	300,000	2.350		07/29/44	457,514

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $14,028,846)				$12,724,319

	Asset-Backed Securities(c) – 7.8%
	Collateralized Loan Obligations(a) – 5.7%
	B&M CLO Ltd. Series 2014-1A, Class A1
	$1,750,000	1.629%		04/16/26	$1,732,948
	B&M CLO Ltd. Series 2014-1A, Class A2
	300,000	2.179		04/16/26	294,529
	CIFC Funding Ltd. Series 2014-2A, Class A1L
	2,500,000	1.743		05/24/26	2,496,570
	Greywolf CLO V Ltd. Series 2015-1A, Class A1
	1,800,000	1.871		04/25/27	1,800,000
	Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1
	1,600,000	1.787		04/18/26	1,593,621
	Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B
	3,250,000	1.653		04/28/25	3,222,245
	Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2
	850,000	2.233		04/28/25	834,771
	Magnetite VIII Ltd. Series 2014-8A, Class A
	2,700,000	1.733		04/15/26	2,700,159
	Magnetite VIII Ltd. Series 2014-8A, Class B
	550,000	2.253		04/15/26	548,971
	OFSI Fund V Ltd. Series 2014-7A, Class ACOM
	2,850,000	1.872		10/18/26	2,803,260
	Shackleton CLO Ltd. Series 2014-5A, Class A
	3,650,000	1.756		05/07/26	3,644,868
	Shackleton CLO Ltd. Series 2014-5A, Class B1
	800,000	2.256		05/07/26	794,236
	Trinitas CLO II Ltd. Series 2014-2A, Class ACOM
	1,250,000	1.629		07/15/26	1,224,125
	Trinitas CLO Ltd. Series 2014-1A, Class A1
	1,550,000	1.783		04/15/26	1,540,556
	Trinitas CLO Ltd. Series 2014-1A, Class B1
	400,000	2.153		04/15/26	389,683

	Asset-Backed Securities(c) – (continued)
	Collateralized Loan Obligations(a) – (continued)
	Whitehorse VIII Ltd. Series 2014-1A, Class A
	$3,500,000	1.755%		05/01/26	$3,486,084
	Whitehorse VIII Ltd. Series 2014-1A, Class B
	750,000	2.306		05/01/26	734,186

					29,840,812

	Home Equity – 0.6%
	CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)
	2,900,000	1.624		10/25/37	2,697,258
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	65,510	7.000		09/25/37	64,942
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	106,424	7.000		09/25/37	107,987

					2,870,187

	Student Loans – 1.5%
	Access Group, Inc. Series 2004-2, Class A2
	1,919,781	0.406		01/25/16	1,861,216
	Educational Services of America, Inc. Series 2010-1, Class A1(a)
	1,292,518	1.106		07/25/23	1,300,166
	Knowledgeworks Foundation Student Loan Series 2010-1, Class A
	783,741	1.183		02/25/42	788,421
	Nelnet Student Loan Trust Series 2010-3A, Class A(a)
	833,098	1.036		07/27/48	837,882
	Nelnet Student Loan Trust Series 2011-1A, Class A(a)
	463,448	1.024		02/25/43	467,546
	SLC Student Loan Center Series 2011-1, Class A(a)
	1,040,779	1.394		10/25/27	1,057,230
	SLC Student Loan Trust Series 2006-1, Class A4
	1,161,443	0.351		12/15/21	1,158,917
	US Education Loan Trust LLC Series 2006-1, Class A2(a)
	97,846	0.392		03/01/25	97,777

					7,569,155

	TOTAL ASSET-BACKED SECURITIES
	(Cost $40,425,212)				$40,280,154

	Mortgage-Backed Obligations – 16.0%
	Adjustable Rate Non-Agency(c) – 0.7%
	Countrywide Alternative Loan Trust Series 2005-38, Class A1
	$187,621	1.621%		09/25/35	$171,288
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	919,300	0.384		03/20/46	711,552
	Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
	157,191	2.349		04/20/35	155,697
	Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
	937,687	2.682		08/19/36	777,242
	Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
	1,215,139	1.121		01/25/46	887,185
	Sequoia Mortgage Trust Series 2004-10, Class A3A
	253,455	0.983		11/20/34	247,315

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(c) – (continued)
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
	$565,554	2.499%	11/25/34	$577,442

	TOTAL ADJUSTABLE RATE NON-AGENCY			$3,527,721

	Collateralized Mortgage Obligations – 3.4%
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(a)(c)
	$713,272	0.490%	09/20/66	$691,494
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1(c)
EUR	2,331,678	0.325	09/20/66	2,453,679
	Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(a)(c)
	$457,271	0.510	09/20/66	443,322
	Aire Valley Mortgages PLC Series 2007-1X, Class 2A2(c)
EUR	1,779,546	0.285	09/20/66	1,869,456
	EMF-UK PLC Series 08-1X, Class A1A(c)
GBP	1,082,884	1.540	03/13/46	1,588,875
	Eurosail Prime-UK PLC Series 2007-PR1X, Class A1(c)
	1,045,801	0.960	09/13/45	1,487,207
	FNMA Connecticut Avenue Securities Series 2015-C01, Class 2M1(c)
	$149,543	1.672	02/25/25	150,125
	FNMA REMIC Series 2010-126, Class LS(c)
	2,423,074	4.828	11/25/40	479,117
	FNMA REMIC Series 2011-52, Class GB
	1,125,000	5.000	06/25/41	1,245,980
	FNMA REMIC Series 2011-99, Class DB
	875,000	5.000	10/25/41	976,898
	FNMA REMIC Series 2012-111, Class B
	163,851	7.000	10/25/42	189,885
	FNMA REMIC Series 2012-153, Class B
	578,854	7.000	07/25/42	670,443
	Granite Master Issuer PLC Series 2007-2, Class 2B1(c)
	1,000,000	0.417	12/17/54	984,185
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C(c)
EUR	138,993	0.339	09/21/38	155,957
	Leek Finance Number Seventeen PLC Series 2017X, Class A2A(c)
GBP	91,734	0.840	12/21/37	143,331
	Leek Finance PLC Series 2017X, Class A2C(c)
EUR	152,890	0.359	12/21/37	173,392
	Leek Finance PLC Series 2018X, Class A2B(c)
	$787,627	0.507	09/21/38	819,458
	NCUA Guaranteed Notes Series 2010-C1, Class APT
	2,930,430	2.650	10/29/20	2,998,401
	NCUA Guaranteed Notes Series 2010-R1, Class 2A
	23,054	1.840	10/07/20	23,113

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$17,544,318

	Commercial Mortgage-Backed Securities – 3.3%
	Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM(c)
	$600,000	5.792%	04/10/49	$646,043

	Mortgage-Backed Obligations – (continued)
	Commercial Mortgage-Backed Securities – (continued)
	Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class A1A
	$2,395,013	5.602%	06/11/50	$2,610,919
	Commercial Mortgage Trust Series 2007-C9, Class A1A(c)
	3,935,048	5.989	12/10/49	4,247,387
	FNMA ACES Series 2012-M8, Class ASQ2
	195,764	1.520	12/25/19	197,180
	FNMA ACES Series 2012-M8, Class ASQ3
	300,000	1.800	12/25/19	302,201
	GS Mortgage Securities Trust Series 2007-GG10, Class A1A(c)
	3,487,748	5.989	08/10/45	3,779,120
	LB Commercial Mortgage Trust Series 2007-C3, Class A1A(c)
	3,004,162	5.855	07/15/44	3,268,686
	Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM(c)
	150,000	5.478	02/12/44	159,560
	Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM(c)
	250,000	5.931	12/15/44	256,100
	Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A1A(c)
	1,730,338	5.608	05/15/46	1,841,288

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$17,308,484

	Federal Agencies – 8.6%
	FHLMC – 0.5%
	$351	5.000%	09/01/16	$359
	2,819	5.000	11/01/16	2,961
	742	5.000	12/01/16	779
	10,429	5.000	01/01/17	10,957
	16,831	5.000	02/01/17	17,626
	15,110	5.000	03/01/17	15,846
	26,351	5.000	04/01/17	27,602
	1,343	5.000	05/01/17	1,411
	493	5.000	06/01/17	518
	939	5.000	08/01/17	986
	84,030	5.000	09/01/17	88,189
	104,172	5.000	10/01/17	109,072
	62,045	5.000	11/01/17	65,067
	67,550	5.000	12/01/17	70,885
	81,670	5.000	01/01/18	85,749
	184,837	5.000	02/01/18	193,807
	172,200	5.000	03/01/18	180,761
	167,883	5.000	04/01/18	176,223
	124,359	5.000	05/01/18	130,636
	32,731	5.000	06/01/18	34,362
	33,141	5.000	07/01/18	34,823
	14,481	5.000	08/01/18	15,193
	11,690	5.000	09/01/18	12,269
	40,909	5.000	10/01/18	43,008
	53,577	5.000	11/01/18	56,340
	34,958	5.000	12/01/18	36,740
	23,733	5.000	01/01/19	24,960
	2,233	5.000	02/01/19	2,359
	6,132	5.000	03/01/19	6,478
	3,904	5.000	01/01/33	4,336
	1,286	5.000	06/01/33	1,431
	12,741	5.000	07/01/33	14,177

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate	Maturity Date		Value

	Mortgage-Backed Obligations – (continued)
	FHLMC – (continued)
	$15,085	5.000%	08/01/33		$16,786
	2,737	5.000	10/01/33		3,046
	10,110	5.000	11/01/33		11,250
	3,272	5.000	12/01/33		3,641
	12,049	5.000	02/01/34		13,404
	4,307	5.000	03/01/34		4,790
	8,429	5.000	04/01/34		9,373
	13,759	5.000	05/01/34		15,310
	174,015	5.000	06/01/34		193,714
	2,463	5.000	11/01/34		2,739
	50,952	5.000	04/01/35		56,695
	8,287	5.000	11/01/35		9,222
	8,591	5.000	02/01/37		9,586
	1,387	5.000	11/01/37		1,536
	485,426	7.000	02/01/39		567,421
	71,792	5.000	01/01/40		80,379

					2,464,802

	FNMA – 8.0%
	1,458	5.000	04/01/18		1,532
	16,149	5.000	05/01/18		16,914
	1,921	5.000	06/01/18		2,016
	1,835	5.000	11/01/18		1,930
	1,828	5.000	03/01/19		1,937
	2,699	5.000	04/01/19		2,860
	4,000,000	4.506	06/01/19		4,314,323
	1,577,603	3.416	10/01/20		1,689,603
	1,153,109	3.612	12/01/20		1,249,428
	741,881	3.763	12/01/20		804,508
	1,946,238	4.375	06/01/21		2,169,562
	396,232	3.830	07/01/21		431,514
	228,783	5.000	05/01/26		254,118
	4,569	5.000	08/01/33		5,102
	3,411	5.500	02/01/34		3,868
	5,592	5.500	05/01/34		6,341
	4,252	5.500	10/01/34		4,822
	21,905	5.500	12/01/34		24,843
	5,544	5.500	04/01/35		6,286
	4,911	5.500	07/01/35		5,568
	2,306,197	6.000	12/01/36		2,627,681
	980,275	6.000	07/01/37		1,116,677
	37,192	6.000	09/01/37		42,368
	1,134,872	6.000	03/01/38		1,292,854
	90,425	4.500	05/01/38		98,567
	1,407,637	6.000	09/01/38		1,603,765
	737,697	6.000	10/01/38		840,385
	63,392	6.000	11/01/38		72,213
	431,130	6.000	12/01/38		491,200
	303,458	7.000	03/01/39		351,376
	50,708	4.500	05/01/39		56,302
	30,984	4.500	06/01/39		34,406
	26,153	4.500	08/01/39		29,041
	141,707	6.000	09/01/39		161,424
	48,549	6.000	10/01/39		55,317
	266,324	5.000	06/01/40		296,409
	1,688,960	6.000	07/01/40		1,923,971
	763,622	6.000	10/01/40		869,876

	Mortgage-Backed Obligations – (continued)
	FNMA – (continued)
	$51,860	6.000%	05/01/41		$59,076
	486,090	5.000	06/01/41		541,677
	146,831	5.000	07/01/41		163,622
	142,081	4.500	08/01/41		155,685
	825,192	3.000	08/01/42		849,231
	719,074	3.000	09/01/42		740,312
	103,090	3.000	10/01/42		106,166
	447,795	3.000	11/01/42		461,087
	4,468,259	3.000	12/01/42		4,599,961
	3,092,156	3.000	01/01/43		3,183,919
	902,637	3.000	02/01/43		929,326
	223,207	3.000	03/01/43		229,659
	643,468	3.000	04/01/43		662,068
	5,000,000	3.000	TBA-30yr	(e)	5,112,500
	1,000,000	3.500	TBA-30yr	(e)	1,050,547

					41,805,743

	GNMA – 0.1%
	604,549	3.950	07/15/25		649,161

	TOTAL FEDERAL AGENCIES				$44,919,706

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $83,572,948)				$83,300,229

	Agency Debentures – 0.7%
	FFCB
	$700,000	3.500%	12/20/23		$777,244
	FHLMC
	1,800,000	6.750	03/15/31		2,751,742

	TOTAL AGENCY DEBENTURES
	(Cost $3,098,900)				$3,528,986

	Government Guarantee Obligations – 5.0%
	Banca Monte dei Paschi di Siena SpA(f)
EUR	3,500,000	3.500%	03/20/17		$3,963,196
	Dexia Credit Local SA(f)
GBP	1,800,000	1.875	07/17/17		2,721,664
	FMS Wertmanagement(f)
EUR	5,100,000	1.625	02/22/17		5,661,012
	Israel Government AID Bond(g)
	$300,000	5.500	09/18/23		374,963
	Kreditanstalt fuer Wiederaufbau(f)
EUR	9,600,000	1.125	10/16/18		10,774,215
AUD	3,000,000	6.000	08/20/20		2,688,066

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $28,698,845)				$26,183,116

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
U.S. Treasury Obligations – 5.1%
United States Treasury Inflation Protected Securities
$1,998,151	1.125%		01/15/21	$2,146,134
1,968,624	0.375	(h)	07/15/23	2,021,836
5,189,169	0.625		01/15/24	5,415,364
1,915,596	1.375		02/15/44	2,256,822
United States Treasury Notes
30,000	1.500		06/30/16	30,417
1,880,000	1.000		03/31/17	1,896,093
5,650,000	1.625	(h)	04/30/19	5,742,038
6,800,000	1.250		01/31/20	6,763,280

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $25,676,745)				$26,271,984

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.0%
Currency Options
Bank of America Securities LLC
Put CHN 33,911,946 Call USD 5,408,000	6.271%	04/14/15	$4,738
Bank of America Securities LLC
Put USD 5,408,000 Call CHN 33,911,946	6.271	04/14/15	53,593

TOTAL OPTIONS PURCHASED
(Cost $141,852)			$58,331

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(i) – 4.3%
Repurchase Agreement – 4.3%
Joint Repurchase Agreement Account II
$22,400,000	0.141%	04/01/15	$22,400,000
(Cost $22,400,000)

TOTAL INVESTMENTS – 103.4%
(Cost $551,719,368)			$536,593,929

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.4)%			(17,437,301)

NET ASSETS – 100.0%			$519,156,628

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $96,342,227, which represents approximately 18.6% of net assets as of March 31, 2015.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2015.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $6,163,047, which represents approximately 1.2% of net assets as of March 31, 2015.
(f)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $38,532,472, which represents approximately 7.4% of net assets as of March 31, 2015.
(g)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $374,963, which represents approximately 0.1% of net assets as of March 31, 2015.
(h)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(i)	Joint repurchase agreement was entered into on March 31, 2015. Additional information appears on page 109.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	COP/USD	04/13/15	$365,557	$4,557
	EUR/USD	06/17/15	1,490,811	1,680
	HUF/EUR	06/17/15	254,199	6,522
	MXN/USD	06/17/15	1,127,889	15,236
	NOK/GBP	06/17/15	181,573	1,423
	PLN/EUR	06/17/15	368,128	1,297
	USD/AUD	06/17/15	704,492	13,213
	USD/COP	04/30/15	88,578	1,422
	USD/EUR	04/28/15	128,658,016	1,684,445
	USD/NZD	06/17/15	899,295	13,271
	USD/PLN	04/22/15	344,305	8,149
Barclays Bank PLC	CNH/USD	04/16/15	2,202,983	35,748
	EUR/GBP	06/17/15	697,427	7,614
	GBP/EUR	06/17/15	1,110,842	9,865
	KRW/USD	04/20/15	737,417	14,962
	PLN/EUR	06/17/15	369,204	3,379
	SEK/NZD	06/17/15	114,634	569
	USD/AUD	04/15/15	2,596,398	90,578
	USD/EUR	06/17/15	1,472,005	27,802
	USD/GBP	04/13/15	1,001,659	38,864
	USD/KRW	04/27/15	700,590	3,410
	USD/MXN	04/24/15	6,115,511	15,828
	USD/NZD	06/17/15	114,634	704
BNP Paribas SA	USD/CZK	04/22/15	425,019	19,941
	USD/EUR	06/17/15	742,715	7,134
	USD/KRW	04/27/15	637,465	1,281
Citibank NA (London)	EUR/GBP	06/17/15	372,267	2,319
	EUR/USD	04/28/15	433,495	5,985
	MXN/USD	06/17/15	852,077	19,077
	TRY/USD	06/17/15	359,598	677
	USD/AUD	06/17/15	713,592	2,076
	USD/CAD	06/17/15	1,451,471	13,529
	USD/EUR	04/28/15	11,090,413	143,603
	USD/EUR	06/17/15	1,200,830	12,571
	USD/GBP	04/13/15	268,471	1,126
	USD/MYR	04/30/15	332,675	2,325
	USD/TRY	06/17/15	721,429	571
Credit Suisse International (London)	CLP/USD	04/24/15	381,021	6,521
	INR/USD	04/27/15	541,916	916
	USD/COP	04/10/15	358,101	2,899
	USD/RUB	04/30/15	746,677	1,323
Deutsche Bank AG (London)	CAD/USD	06/17/15	374,706	3,706
	CNH/USD	04/16/15	2,659,447	37,285
	HUF/EUR	06/17/15	702,888	11,520
	INR/USD	04/13/15	1,051,877	10,877
	INR/USD	04/20/15	463,414	6,037
	MXN/USD	06/17/15	489,469	2,469
	NZD/USD	06/17/15	1,455,789	18,326
	PLN/EUR	06/17/15	368,128	7,220

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Deutsche Bank AG (London) (continued)	SEK/NZD	06/17/15	$114,634	$69
	USD/CAD	05/12/15	17,886,534	253,119
	USD/CNH	04/16/15	638,591	2,853
	USD/EUR	06/17/15	904,174	18,544
	USD/SGD	06/17/15	1,818,957	7,043
HSBC Bank PLC	EUR/GBP	06/17/15	1,454,214	19,375
	EUR/NOK	06/17/15	698,879	780
	EUR/SEK	06/17/15	702,105	12,205
	EUR/USD	06/17/15	1,986,492	25,834
	USD/BRL	04/02/15	338,349	35,113
JPMorgan Chase Bank (London)	CAD/USD	06/17/15	592,705	2,705
	EUR/SEK	06/17/15	730,432	7,977
	MXN/USD	04/24/15	1,536,937	35,031
	MXN/USD	06/17/15	1,122,588	10,421
	USD/CAD	06/17/15	1,430,377	11,623
	USD/GBP	04/13/15	31,179,709	1,049,688
	USD/KRW	04/02/15	637,994	5,297
	USD/MXN	04/24/15	11,732,711	7,253
	USD/MYR	04/23/15	746,683	317
	USD/TWD	05/08/15	551,946	1,118
Merrill Lynch International Bank Ltd.	USD/MXN	06/04/15	175,996	1,935
Morgan Stanley & Co. International PLC	BRL/USD	04/02/15	1,298,962	19,899
	EUR/USD	06/17/15	2,199,081	31,918
	INR/USD	04/20/15	463,414	5,965
	RUB/USD	04/13/15	376,930	29,646
	TRY/USD	06/17/15	714,511	7,841
	USD/BRL	04/02/15	719,041	15,959
Royal Bank of Canada	CAD/EUR	06/17/15	236,867	1,337
	CAD/USD	06/17/15	1,125,233	7,233
	GBP/EUR	06/17/15	402,301	1,280
	INR/USD	04/15/15	289,540	3,231
	MXN/USD	04/24/15	1,318,615	14,321
	USD/BRL	04/02/15	695,437	40,563
	USD/CAD	06/17/15	356,323	4,677
	USD/GBP	06/17/15	930,786	13,177
	USD/JPY	06/17/15	753,330	3,670
	USD/SEK	06/17/15	228,699	2,111
	USD/ZAR	04/24/15	2,193,165	52,481
Royal Bank of Scotland PLC	AUD/USD	06/17/15	746,959	1,137
	INR/USD	04/13/15	887,881	3,449
	TRY/USD	06/17/15	738,664	8,664
	USD/CAD	06/17/15	719,309	691
	USD/TRY	06/17/15	1,106,183	2,817
Standard Chartered Bank	INR/USD	04/27/15	724,663	300
	SGD/USD	06/17/15	726,036	5,036
	USD/KRW	04/24/15	4,097,643	90,126
State Street Bank and Trust	CAD/USD	06/17/15	365,940	4,257
	MXN/USD	06/17/15	1,225,093	24,965
	USD/EUR	04/28/15	1,400,284	26,052
UBS AG (London)	BRL/USD	04/02/15	364,489	2,489
	EUR/USD	06/17/15	2,239,984	40,816
	JPY/USD	06/17/15	600,720	5,720

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
UBS AG (London) (continued)	USD/BRL	04/02/15	$1,153,990	$86,010
	USD/DKK	04/22/15	734,941	34,199
	USD/IDR	05/29/15	386,346	4,644
Westpac Banking Corp.	AUD/NOK	06/17/15	160,479	656
	EUR/NZD	06/17/15	191,672	596
	GBP/NOK	06/17/15	331,733	784
	JPY/AUD	06/17/15	160,242	2,827
	JPY/EUR	06/17/15	342,661	6,373
	JPY/USD	06/17/15	899,323	10,323
	NZD/AUD	06/17/15	427,522	12,373
	SEK/NZD	06/17/15	228,482	339
	USD/AUD	06/17/15	923,937	7,385
	USD/JPY	04/20/15	56,490,050	200,374
	USD/NZD	06/17/15	1,499,000	30,238
	USD/SGD	06/17/15	882,276	1,179
TOTAL				$4,720,280

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	AUD/USD	06/17/15	$997,209	$(17,082)
	EUR/PLN	06/17/15	751,278	(1,029)
	EUR/USD	06/17/15	737,333	(11,937)
	MXN/USD	04/24/15	390,277	(224)
	USD/CAD	06/17/15	723,759	(2,759)
	USD/EUR	06/17/15	1,482,200	(10,936)
Barclays Bank PLC	BRL/USD	04/02/15	332,130	(28,870)
	EUR/USD	06/17/15	1,341,192	(7,634)
	GBP/USD	04/13/15	1,175,477	(45,528)
	USD/AUD	06/17/15	718,901	(2,251)
	USD/CNH	04/16/15	2,521,391	(12,557)
	USD/EUR	06/17/15	1,473,625	(24,784)
	USD/MYR	04/10/15	709,051	(1,051)
	USD/TWD	04/23/15	753,221	(5,221)
BNP Paribas SA	EUR/GBP	06/17/15	553,681	(7,904)
	GBP/EUR	06/17/15	730,874	(19,663)
	GBP/NOK	06/17/15	183,743	(4,044)
	JPY/USD	06/17/15	745,016	(3,984)
	KRW/USD	04/02/15	637,994	(1,288)
	USD/EUR	06/17/15	752,402	(3,273)
Citibank NA (London)	CAD/USD	06/17/15	371,157	(2,843)
	GBP/USD	04/13/15	1,053,707	(42,377)
	TRY/USD	06/17/15	367,557	(7,443)
	USD/CAD	06/17/15	375,691	(1,691)
	USD/EUR	06/17/15	2,191,546	(24,977)
	USD/KRW	04/23/15	754,957	(6,957)
	USD/TWD	05/04/15	866,734	(734)
Credit Suisse International (London)	IDR/USD	05/29/15	335,579	(4,421)
	USD/COP	04/13/15	360,046	(46)

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Credit Suisse International (London) (continued)	USD/COP	04/24/15	$240,248	$(2,459)
	USD/JPY	06/17/15	1,105,409	(11,409)
Deutsche Bank AG (London)	AUD/USD	06/17/15	921,695	(11,341)
	MXN/USD	06/17/15	368,384	(6,616)
	USD/CNH	04/16/15	2,013,039	(17,517)
	USD/JPY	06/17/15	1,496,067	(5,067)
	USD/KRW	04/20/15	680,231	(12,215)
	USD/MXN	06/18/15	1,275,865	(13,259)
	USD/MYR	04/24/15	751,077	(3,077)
	USD/MYR	05/05/15	748,228	(228)
	USD/NZD	06/17/15	114,634	(45)
	USD/THB	04/16/15	511,697	(7,697)
	USD/ZAR	06/17/15	379,423	(8,423)
HSBC Bank PLC	JPY/SEK	06/17/15	524,837	(1,226)
	JPY/USD	06/17/15	746,747	(2,253)
	NOK/JPY	06/17/15	633,054	(4,465)
	NOK/USD	06/17/15	625,361	(17,967)
	SEK/EUR	06/17/15	812,680	(5,979)
	SEK/JPY	06/17/15	180,287	(2,167)
	SEK/USD	06/17/15	909,297	(9,502)
	USD/BRL	04/02/15	69,823	(1,808)
	USD/CNH	04/16/15	2,866,917	(13,369)
	USD/CNH	06/17/15	1,679,897	(4,897)
	USD/JPY	06/17/15	754,230	(5,230)
	USD/MXN	06/11/15	1,277,310	(25,214)
	USD/NOK	06/17/15	259,027	(32)
	USD/PEN	04/13/15	362,405	(2,405)
	USD/TWD	05/08/15	826,057	(1,553)
JPMorgan Chase Bank (London)	BRL/USD	04/02/15	215,008	(992)
	EUR/NOK	06/17/15	752,037	(2,864)
	EUR/USD	04/28/15	798,147	(13,293)
	EUR/USD	06/17/15	1,471,436	(27,717)
	JPY/USD	06/17/15	746,401	(1,599)
	NOK/USD	06/17/15	1,247,287	(100)
	SEK/EUR	06/17/15	733,148	(10,982)
	TRY/USD	06/17/15	370,936	(4,064)
	USD/COP	04/13/15	108,723	(2,316)
	USD/JPY	04/20/15	814,053	(4,436)
	USD/JPY	06/17/15	4,545,455	(41,505)
	USD/MXN	07/02/15	180,247	(714)
Morgan Stanley & Co. International PLC	BRL/USD	04/02/15	806,568	(67,432)
	INR/USD	04/27/15	481,656	(32)
	RUB/USD	04/20/15	373,915	(85)
	USD/BRL	04/02/15	376,597	(1,597)
	USD/CNH	06/17/15	1,559,552	(22,659)
	USD/RUB	04/13/15	376,930	(16,930)
	USD/RUB	04/20/15	394,176	(25,176)
	USD/ZAR	06/17/15	363,332	(3,332)
	ZAR/USD	06/17/15	695,696	(17,134)
Royal Bank of Canada	BRL/USD	04/02/15	340,960	(20,040)
	CAD/USD	06/17/15	1,456,794	(13,206)
	EUR/GBP	06/17/15	478,624	(1,780)

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Royal Bank of Canada (continued)	SEK/USD	06/17/15	$517,234	$(8,354)
	USD/CAD	06/17/15	365,027	(3,027)
	USD/EUR	04/28/15	4,466,219	(27,442)
	USD/JPY	06/17/15	1,465,328	(17,328)
	USD/MXN	10/01/15	179,208	(613)
Royal Bank of Scotland PLC	AUD/USD	06/17/15	268,450	(904)
	MXN/USD	06/17/15	1,971,908	(14,518)
	USD/KRW	04/17/15	954,250	(11,192)
	USD/TRY	06/17/15	1,103,755	(8,755)
	ZAR/USD	06/17/15	330,321	(8,692)
Standard Chartered Bank	EUR/USD	06/17/15	747,020	(2,229)
	USD/EUR	06/17/15	1,473,589	(24,468)
	USD/ZAR	06/17/15	1,348,691	(17,738)
	ZAR/USD	06/17/15	366,617	(7,383)
State Street Bank and Trust	JPY/USD	06/17/15	1,550,332	(19,668)
	NZD/USD	06/17/15	741,250	(2,036)
	USD/MXN	06/17/15	751,509	(3,509)
	USD/NZD	06/17/15	1,660,085	(28,509)
	ZAR/USD	06/17/15	688,500	(17,753)
UBS AG (London)	BRL/USD	04/02/15	374,795	(205)
	EUR/USD	06/17/15	743,791	(5,457)
	USD/AUD	06/17/15	723,501	(2,674)
	USD/BRL	04/02/15	379,675	(10,675)
	USD/CAD	06/17/15	729,531	(6,531)
	USD/SGD	06/17/15	221,355	(741)
Westpac Banking Corp.	AUD/EUR	06/17/15	161,537	(1,181)
	AUD/SEK	06/17/15	311,702	(2,278)
	AUD/USD	06/17/15	720,417	(25,732)
	CAD/CHF	06/17/15	633,828	(18,264)
	GBP/EUR	06/17/15	308,555	(4,613)
	GBP/NZD	06/17/15	160,826	(3,669)
	MYR/USD	04/10/15	654,599	(6,832)
	NZD/CAD	06/17/15	384,273	(41)
	NZD/NOK	06/17/15	511,104	(3,383)
	USD/AUD	06/17/15	361,725	(2,917)
TOTAL				$(1,120,224)

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 10 Year Government Bonds	12	June 2015	$1,212,622	$33,745
Canada 10 Year Government Bonds	(19)	June 2015	(2,141,297)	(32,622)
French 10 Year Government Bonds	43	June 2015	7,215,091	104,656
Italian 10 Year Government Bonds	23	June 2015	3,476,650	6,397
Japan 10 Year Government Bonds	5	June 2015	6,137,491	2,485
Ultra Long U.S. Treasury Bonds	26	June 2015	4,416,750	68,729
2 Year German Euro-Schatz	(67)	June 2015	(8,012,846)	(4,780)
10 Year German Euro-Bund	(15)	June 2015	(2,560,601)	(183)
10 Year U.K. Long Gilt	(65)	June 2015	(11,642,836)	(221,884)
5 Year U.S. Treasury Notes	195	June 2015	23,441,133	163,498
10 Year U.S. Treasury Notes	152	June 2015	19,593,750	237,944
TOTAL				$357,985

SWAP CONTRACTS — At March 31, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
NOK	127,500	05/11/17	1.000%	6 month NIBOR	$(35,418)	$(21,072)
JPY	639,370	06/17/17	0.250	6 month JYOR	11,534	(3,230)
	$9,980	06/17/17	1.250	3 month LIBOR	17,900	43,542
GBP	4,690	06/17/17	6 month BP	1.750%	(82,209)	(28,044)
JPY	259,610	06/17/18	0.250	6 month JYOR	5,534	(2,425)
GBP	1,590	06/17/18	1.000	6 month BP	(29,251)	19,791
CHF	3,140	06/17/20	0.250	6 month CHFOR	84,730	(875)
JPY	633,630	06/17/20	0.250	6 month JYOR	(2,458)	(10,025)
EUR	6,490	06/17/20	0.750	6 month EURO	166,790	2,872
GBP	1,490	06/17/20	1.250	6 month BP	(50,451)	34,764
	$15,970	06/17/20	3 month LIBOR	2.250	(320,405)	(164,144)
SEK	31,680	06/17/20	3 month STIBOR	0.500	(8,874)	79
NZD	2,500	06/17/20	3.500	3 month NZDOR	(10,859)	(36)
GBP	910	06/17/22	1.500	6 month BP	(35,645)	30,499
	$11,580	06/17/22	3 month LIBOR	2.500	(328,515)	(160,093)
JPY	3,770,285	12/19/23	1.250	6 month JYOR	(341,999)	1,176,718
	$10,565	12/19/23	4.500	3 month LIBOR	465,265	501,850
CAD	3,360	12/18/24	2.500	6 month CDOR	(22,509)	29,359
NOK	26,395	12/18/24	3 month NIBOR	3.500	(772,313)	587,521
AUD	9,780	12/18/24	6 month AUDOR	4.500	(619,908)	183,586
EUR	15,090	12/18/24	6 month EURO	1.500	(852,224)	329,191
	3,060	02/20/25	1.100	6 month EURO	13,037	25,348
JPY	400,410	02/20/25	6 month JYOR	0.900	(6,297)	2,066
EUR	12,220	02/27/25	1.150	6 month EURO	68,533	115,990
JPY	914,820	06/17/25	0.750	6 month JYOR	95,841	13,713
GBP	10,640	06/17/25	1.500	6 month BP	(861,079)	544,228
	$5,405	06/17/25	3 month LIBOR	2.750	(217,858)	(113,734)
NZD	850	06/17/25	3.750	3 month NZDOR	(7,649)	7,161

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

			Rates Exchanged		Market Value
Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
AUD	1,400	06/17/25	6 month AUDOR	3.000%	$(19,358)	$(7,920)
CAD	1,400	06/17/25	6 month CDOR	2.750	(90,851)	(665)
EUR	7,030	06/17/25	6 month EURO	1.500	(599,964)	(94,050)
JPY	518,410	02/20/30	1.700%	6 month JYOR	11,369	17,977
EUR	4,040	02/20/30	6 month EURO	1.500	(20,083)	(68,944)
	11,310	02/27/30	6 month EURO	1.350	(147,132)	(306,300)
	$6,090	06/17/30	3 month LIBOR	2.250	202,441	(183,739)
EUR	3,220	02/27/35	1.400	6 month EURO	56,687	156,132
	$3,910	06/17/35	2.250	3 month LIBOR	(208,218)	137,559
JPY	681,280	02/03/45	1.750	6 month JYOR	(134,080)	60,947
	$2,000	02/03/45	3 month LIBOR	2.500	16,796	24,960
EUR	2,600	02/03/45	6 month EURO	1.500	(10,859)	(266,376)
JPY	449,420	06/17/45	1.500	6 month JYOR	96,539	25,924
EUR	2,070	06/17/45	2.000	6 month EURO	500,032	234,111
	$4,120	06/17/45	3.250	3 month LIBOR	546,425	214,035
GBP	7,180	06/17/45	6 month BP	2.000	212,624	(244,055)
	TOTAL				$(3,264,389)	$2,844,196

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$5,400	1.000%	06/20/16	0.160%	$1,883	$55,980
Morgan Stanley & Co International PLC		2,650	1.000	06/20/16	0.160	883	27,513
TOTAL						$2,766	$83,493

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make or receive a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America Investment Grade Index 23	$24,800	1.000%	12/20/19	0.636%	$374,382	$43,978

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make or receive a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

March 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 15.8%
	Automotive – 0.3%
	Chrysler Group LLC/CG Co-Issuer, Inc.(a)
	$40,700,000	8.000%		06/15/19	$42,684,125
	General Motors Co.
	2,200,000	3.500		10/02/18	2,263,250
	11,650,000	4.875		10/02/23	12,611,125
	8,700,000	5.200		04/01/45	9,559,125

					67,117,625

	Banks – 3.6%
	ABN AMRO Bank NV(a)(b)
GBP	2,940,000	5.000		02/17/49	4,418,895
EUR	21,765,000	4.310		03/10/49	23,793,182
	Banco Nacional de Costa Rica
	$3,100,000	6.250	(c)	11/01/23	3,150,375
	2,810,000	6.250		11/01/23	2,855,662
	Bank of America Corp.(a)(b)
EUR	15,200,000	0.861		03/28/18	16,245,742
	$54,950,000	5.125		06/17/49	54,331,812
	40,500,000	6.250		09/05/49	41,259,375
	Barclays Bank PLC(a)(b)
	22,450,000	6.625		09/15/49	22,113,250
	Canadian Imperial Bank of Commerce(c)
	32,600,000	2.600		07/02/15	32,768,542
	Citigroup, Inc.(a)(b)
	40,925,000	5.875		03/27/49	41,436,562
	14,800,000	6.300		05/15/49	15,077,500
	Credit Agricole SA(a)(b)
GBP	550,000	7.500		06/23/49	837,287
	Credit Suisse Group AG(a)(b)(c)
	$52,805,000	6.250		12/18/49	52,012,925
	Intesa Sanpaolo SpA
EUR	6,800,000	6.625		09/13/23	9,379,671
	$98,350,000	5.017	(c)	06/26/24	100,628,081
	KBC Groep NV(a)(b)
EUR	10,625,000	5.625		03/19/49	11,510,219
	Lloyds Bank PLC(a)(b)
	$17,730,000	9.875		12/16/21	20,088,090
GBP	16,268,000	10.750		12/16/21	27,711,444
	Morgan Stanley, Inc.
	$34,200,000	3.700		10/23/24	35,532,363
	25,500,000	4.300		01/27/45	25,979,407
	46,100,000	5.550	(a)(b)	07/15/49	46,503,375
	NRAM PLC(c)
	10,354,000	5.625		06/22/17	11,347,426
	PNC Preferred Funding Trust II(a)(b)(c)
	102,900,000	1.493		03/29/49	94,153,500
	Royal Bank of Scotland PLC(a)(b)
	102,015,000	9.500		03/16/22	115,225,942
	The Bank of Nova Scotia(c)
	20,400,000	1.650		10/29/15	20,544,818

					828,905,445

	Building Materials(a) – 0.1%
	HD Supply, Inc.
	14,225,000	11.000		04/15/20	16,145,375

	Corporate Obligations – (continued)
	Consumer Cyclical Services(a)(c) – 0.4%
	First Data Corp.
	$56,325,000	7.375%		06/15/19	$58,789,219
	38,400,000	8.875		08/15/20	40,704,000

					99,493,219

	Consumer Products – Household & Leisure(a)(d) – 0.0%
	Alphabet Holding Co., Inc.
	11,450,000	7.750		11/01/17	11,192,375

	Electric(a)(b) – 0.1%
	RWE AG
	27,050,000	7.000		10/12/72	29,254,575

	Energy – 0.9%
	Halcon Resources Corp.(a)
	52,325,000	9.750		07/15/20	37,412,375
	79,709,000	8.875		05/15/21	55,796,300
	18,100,000	9.250		02/15/22	12,579,500
	Petroleos de Venezuela SA
	56,260,000	6.000		05/16/24	17,946,940
	48,380,000	6.000		11/15/26	14,997,800
	19,960,000	5.375		04/12/27	6,161,652
	4,610,000	5.500		04/12/37	1,429,100
	Seadrill Ltd.(c)
	60,059,000	6.125		09/15/17	51,050,150
	6,150,000	6.625		09/15/20	4,489,500

					201,863,317

	Energy – Exploration & Production(a) – 0.8%
	Antero Resources Corp.(c)
	35,150,000	5.625		06/01/23	34,798,500
	Comstock Resources, Inc.(c)
	49,100,000	10.000		03/15/20	47,381,500
	Laredo Petroleum, Inc.
	7,150,000	5.625		01/15/22	6,953,375
	MEG Energy Corp.(c)
	7,650,000	6.500		03/15/21	7,114,500
	45,270,000	6.375		01/30/23	41,931,337
	21,375,000	7.000		03/31/24	20,092,500
	RSP Permian, Inc.(c)
	18,600,000	6.625		10/01/22	18,739,500
	Whiting Canadian Holding Co. ULC
	64,000	8.125		12/01/19	66,960

					177,078,172

	Food & Beverage(a) – 0.5%
	Bumble Bee Holding, Inc.(c)
	48,571,000	9.000		12/15/17	50,878,122
	Post Holdings, Inc.
	850,000	6.750	(c)	12/01/21	858,500
	25,025,000	7.375		02/15/22	25,838,313
	2,850,000	6.000	(c)	12/15/22	2,750,250
	Sysco Corp.
	44,475,000	4.500		10/02/44	46,786,918

					127,112,103

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Gaming – 0.1%
	MGM Resorts International
	$1,450,000	7.500%		06/01/16	$1,527,938
	15,400,000	10.000		11/01/16	17,132,500

					18,660,438

	Health Care – Services(a) – 0.1%
	CHS/Community Health Systems, Inc.
	15,250,000	5.125		08/15/18	15,726,562
	16,900,000	8.000		11/15/19	17,956,250

					33,682,812

	Home Construction(a) – 0.0%
	Beazer Homes USA, Inc.
	2,350,000	9.125		05/15/19	2,438,125

	Life Insurance – 0.3%
	MetLife, Inc.
	17,800,000	3.000		03/01/25	17,916,919
	34,700,000	4.050		03/01/45	36,059,985
	Scottish Widows PLC(a)(b)
GBP	8,121,000	5.125		09/29/49	12,106,925

					66,083,829

	Media – Cable – 0.3%
	CCO Holdings LLC/CCO Holdings Capital Corp.(a)
	$14,300,000	7.000		01/15/19	14,889,875
	Comcast Corp.
	46,471,000	4.650		07/15/42	52,385,629

					67,275,504

	Media – Non Cable – 1.0%
	21st Century Fox America, Inc.
	25,175,000	3.700	(a)	09/15/24	26,639,683
	1,925,000	6.150		02/15/41	2,499,643
	31,600,000	4.750	(a)	09/15/44	35,416,181
	Getty Images, Inc.(a)(c)
	20,104,000	7.000		10/15/20	10,052,000
	NBCUniversal Media LLC
	15,450,000	4.450		01/15/43	16,803,825
	Univision Communications, Inc.(a)(c)
	135,237,000	8.500		05/15/21	144,703,590

					236,114,922

	Metals & Mining – 0.4%
	CITIC Ltd.
	83,550,000	6.800		01/17/23	98,921,755

	Noncaptive – Financial – 0.0%
	General Electric Capital Corp.
MXN	48,000,000	8.500		04/06/18	3,467,165
	GEO Maquinaria(a)(c)(e)
	$1,514,838	9.625		05/02/21	45,445

					3,512,610

	Packaging(a) – 1.7%
	Ardagh Packaging Finance PLC
	135,984,000	9.125	(c)	10/15/20	145,732,465
EUR	19,775,000	9.250		10/15/20	22,769,139

	Corporate Obligations – (continued)
	Packaging(a) – (continued)
	Berry Plastics Corp.
	$72,391,000	9.750%		01/15/21	$80,173,032
	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is(c)
	33,633,000	5.625		12/15/16	33,759,124
	Reynolds Group Issuer, Inc.
	9,343,000	9.000		04/15/19	9,798,471
	69,318,000	9.875		08/15/19	74,256,907
	Sealed Air Corp.(c)
	14,175,000	8.375		09/15/21	15,982,313

					382,471,451

	Pharmaceuticals(a) – 0.1%
	Actavis Funding SCS
	12,775,000	3.800		03/15/25	13,158,250

	Pipelines – 0.5%
	Enterprise Products Operating LLC(a)(b)
	22,300,000	8.375		08/01/66	23,526,500
	1,850,000	7.000		06/01/67	1,873,125
	16,275,000	7.034		01/15/68	17,495,626
	Sabine Pass LNG LP
	60,200,000	7.500		11/30/16	63,812,000

					106,707,251

	Property/Casualty Insurance(a)(b) – 0.1%
	ING Capital Funding Trust III
	12,250,000	3.875		12/29/49	12,234,688
	The Chubb Corp.
	11,794,000	6.375		03/29/67	12,501,639

					24,736,327

	Real Estate Investment Trusts(c) – 0.1%
	Trust F/1401
	18,700,000	5.250		12/15/24	20,009,000
	300,000	6.950		01/30/44	345,150

					20,354,150

	Retailers(a) – 0.4%
	Amazon.com, Inc.
	23,175,000	4.950		12/05/44	25,221,758
	Rite Aid Corp.
	30,784,000	9.250		03/15/20	33,939,360
	29,632,000	8.000		08/15/20	31,409,920

					90,571,038

	Retailers – Food & Drug(a) – 0.7%
	BI-LO LLC/BI-LO Finance Corp.(c)
	53,305,000	8.625	(d)	09/15/18	47,174,925
	18,400,000	9.250		02/15/19	18,630,000
	Walgreens Boots Alliance, Inc.
	24,924,000	4.500		11/18/34	26,104,914
	65,400,000	4.800		11/18/44	70,132,469

					162,042,308

	Software(a) – 0.1%
	Microsoft Corp.
	31,575,000	3.750		02/12/45	31,749,536

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Technology – 0.1%
	Apple, Inc.
	$6,900,000	3.450%		02/09/45	$6,555,186
	CDW LLC/CDW Finance Corp.(a)
	11,338,000	8.500		04/01/19	11,819,865

					18,375,051

	Telecommunications – Cellular – 0.1%
	America Movil SAB de CV
MXN	256,740,000	6.000		06/09/19	16,807,394

	Transportation Services(a) – 0.2%
	Aguila 3 SA
	$25,955,000	7.875	(c)	01/31/18	25,955,000
CHF	8,509,000	7.875		01/31/18	8,843,476

					34,798,476

	Wireless Telecommunications – 1.6%
	Intelsat Jackson Holdings SA(a)
	$62,040,000	7.250		04/01/19	64,366,500
	15,150,000	7.250		10/15/20	15,604,500
	Intelsat Luxembourg SA(a)
	22,000,000	8.125		06/01/23	20,240,000
	Softbank Corp.
	95,650,000	4.500	(c)	04/15/20	97,323,875
EUR	39,850,000	4.625		04/15/20	47,826,462
	Sprint Communications, Inc.
	$7,050,000	9.000	(c)	11/15/18	8,089,875
	12,700,000	7.000		08/15/20	12,858,750
	Sprint Corp.
	78,675,000	7.875		09/15/23	80,051,812
	14,250,000	7.125		06/15/24	13,929,375
	Ymobile Corp.(a)(c)
	9,150,000	8.250		04/01/18	9,538,875

					369,830,024

	Wirelines Telecommunications – 1.2%
	Level 3 Communications, Inc.(a)
	36,935,000	8.875		06/01/19	38,920,256
	Level 3 Financing, Inc.(a)
	46,550,000	9.375		04/01/19	48,732,264
	20,600,000	8.125		07/01/19	21,681,500
	30,075,000	8.625		07/15/20	32,593,781
	Verizon Communications, Inc.
	49,100,000	5.150		09/15/23	56,248,525
	35,825,000	4.862		08/21/46	37,566,043
	53,694,000	4.672	(c)	03/15/55	52,769,226

					288,511,595

	TOTAL CORPORATE OBLIGATIONS
	(Cost $3,754,436,253)				$3,644,965,052

	Mortgage-Backed Obligations – 15.7%
	Adjustable Rate Non-Agency(b) – 3.8%
	Aire Valley Mortgages PLC Series 2004-1X, Class 3A2
EUR	1,749,499	0.445%		09/20/66	$1,850,480

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(b) – (continued)
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A1
GBP	1,774,961	0.926%		09/20/66	$2,580,252
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A2
EUR	10,294,772	0.385		09/20/66	10,861,205
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A3
	$4,378,236	0.610		09/20/66	4,265,667
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	36,494,056	0.490		09/20/66	35,379,776
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	30,791,868	0.325		09/20/66	32,402,994
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A2
GBP	12,892,809	0.866		09/20/66	18,628,573
	Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(c)
	$32,553,122	0.510		09/20/66	31,560,125
	Aire Valley Mortgages PLC Series 2007-1X, Class 2A2
EUR	10,198,667	0.285		09/20/66	10,713,947
	Alternative Loan Trust Series 2006-OA14, Class 2A1
	$7,275,984	0.361		11/25/46	5,993,831
	American Home Mortgage Assets Trust Series 2006-2, Class 2A1
	11,537,298	0.361		09/25/46	8,688,050
	American Home Mortgage Assets Trust Series 2006-6, Class A1A
	6,475,518	0.361		12/25/46	4,728,805
	American Home Mortgage Investment Trust Series 2005-3, Class 2A4
	6,100,000	2.010		09/25/35	3,955,455
	American Home Mortgage Investment Trust Series 2006-3, Class 11A1
	198,764	0.351		12/25/46	165,003
	American Home Mortgage Investment Trust Series 2007-2, Class 11A1
	5,330,251	0.401		03/25/47	3,301,734
	Banc of America Funding Corp. Series 2006-H, Class 6A1
	30,922,405	0.364		10/20/36	22,715,827
	Bear Stearns Mortgage Funding Series 2007-AR1, Class 1A1
	6,834,988	0.331		01/25/37	5,296,655
	Bear Stearns Mortgage Funding Trust Series 2007-AR4, Class 1A1
	4,736,790	0.371		09/25/47	3,907,488
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2005-4A, Class A1(c)
	6,966,856	0.374		10/25/36	5,971,976
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-1A, Class A1(c)
	36,720,005	0.324		12/25/46	30,202,204
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A1(c)
	22,363,144	0.304		04/25/47	17,666,884
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-3A, Class A1(c)
	18,655,912	0.304		08/25/47	14,644,891
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-4A, Class A1(c)
	12,201,171	0.304		11/25/47	9,539,914
	Citigroup Mortgage Loan Trust, Inc. Series 2006-AR7, Class 2A2A
	6,031,295	2.601		11/25/36	5,196,001

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(b) – (continued)
	Countrywide Alternative Loan Trust Series 2005-16, Class A1
	$5,903,851	1.773%	06/25/35	$5,236,920
	Countrywide Alternative Loan Trust Series 2005-61, Class 1A1
	755,223	0.431	12/25/35	668,742
	Countrywide Alternative Loan Trust Series 2005-76, Class 1A1
	2,460,432	1.601	01/25/36	2,313,767
	Countrywide Alternative Loan Trust Series 2005-81, Class A1
	9,096,868	0.454	02/25/37	7,269,829
	Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5
	1,326,984	0.671	05/25/35	1,141,670
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B
	4,586,386	0.341	11/25/36	4,134,246
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	417,246	0.384	03/20/46	322,954
	Countrywide Alternative Loan Trust Series 2007-19, Class 1A11
	13,951,092	0.671	08/25/37	9,156,657
	Countrywide Alternative Loan Trust Series 2007-HY6, Class A1
	7,267,396	0.381	08/25/47	5,792,115
	Countrywide Alternative Loan Trust Series 2007-OA11, Class A1A
	32,941,654	1.501	11/25/47	24,801,613
	Countrywide Alternative Loan Trust Series 2007-OA2, Class 2A1
	12,434,490	0.301	03/25/47	8,402,126
	Countrywide Alternative Loan Trust Series 2007-OH1, Class A1D
	12,301,867	0.384	04/25/47	9,424,830
	Countrywide Home Loans Mortgage Pass-Through Trust Series 2005-3, Class 1A1
	9,373,592	0.481	04/25/35	7,170,623
	Countrywide Home Loans Mortgage Pass-Through Trust Series 2006-OA5, Class 1A1
	4,741,804	0.371	04/25/46	4,007,675
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-OA1, Class A1
	11,904,813	0.371	02/25/47	9,835,716
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1A
	3,973,079	0.374	08/25/47	3,442,467
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1B
	4,958,403	0.394	08/25/47	4,231,639
	Downey Savings & Loan Association Mortgage Trust Series 2005-AR5, Class 2A1A
	11,947,881	0.504	09/19/45	8,778,420
	Eurosail Prime-UK PLC Series 2007-PR1X, Class A1
GBP	17,818,842	0.960	09/13/45	25,339,726
	GreenPoint Mortgage Funding Trust Series 2006-OH1, Class A1
	$1,915,112	0.351	01/25/37	1,467,403
	HarborView Mortgage Loan Trust Series 2006-11, Class A1A
	7,589,936	0.344	12/19/36	5,677,804
	HarborView Mortgage Loan Trust Series 2006-7, Class 2A1A
	2,249,236	0.374	09/19/46	1,734,477
	HomeBanc Mortgage Trust Series 2006-1, Class 3A2
	3,194,076	2.182	04/25/37	2,001,163

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(b) – (continued)
	Impac Secured Assets Trust Series 2006-5, Class 1A1B
	$26,599,326	0.371%	02/25/37	$20,891,156
	Indymac Index Mortgage Loan Trust Series 2005-AR10, Class A1
	6,413,128	0.431	06/25/35	5,537,046
	Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
	1,203,945	2.417	08/25/35	1,026,089
	Indymac Index Mortgage Loan Trust Series 2005-AR23, Class 6A1
	4,808,570	4.358	11/25/35	4,081,636
	Indymac Index Mortgage Loan Trust Series 2006-AR41, Class A3
	8,755,534	0.351	02/25/37	5,913,545
	Indymac Index Mortgage Loan Trust Series 2007-AR1, Class 1A1
	8,647,406	2.824	03/25/37	8,043,929
	Indymac Index Mortgage Loan Trust Series 2007-FLX4, Class 2A1
	9,054,597	0.354	07/25/37	7,879,257
	JPMorgan Alternative Loan Trust Series 2006-A2, Class 2A2
	8,788,126	2.679	05/25/36	7,224,621
	JPMorgan Alternative Loan Trust Series 2006-A5, Class 1A1
	8,241,839	0.331	10/25/36	6,771,927
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	9,961,165	0.339	09/21/38	11,176,941
	Leek Finance PLC Series 2017A, Class A2B(c)
	$6,727,160	0.545	12/21/37	7,080,629
	Lehman XS Trust Series 2005-5N, Class 1A1
	23,121,008	0.471	11/25/35	19,860,967
	Lehman XS Trust Series 2005-5N, Class 3A1A
	1,427,001	0.471	11/25/35	1,230,038
	Lehman XS Trust Series 2005-7N, Class 1A1A
	11,952,816	0.441	12/25/35	10,351,001
	Lehman XS Trust Series 2005-9N, Class 1A1
	5,613,105	0.441	02/25/36	4,711,609
	Lehman XS Trust Series 2007-12N, Class 2A1
	5,181,152	0.354	07/25/37	3,832,013
	Lehman XS Trust Series 2007-15N, Class 4A1
	10,552,086	1.074	08/25/47	7,454,530
	Lehman XS Trust Series 2007-16N, Class 2A2
	14,361,818	1.024	09/25/47	11,731,228
	Lehman XS Trust Series 2007-4N, Class 3A2A
	6,571,061	0.897	03/25/47	5,547,731
	Lehman XS Trust Series 2007-5H, Class 3A4
	8,920,272	2.850	05/25/37	6,080,313
	Lehman XS Trust Series Series 2006-14N, Class 1A1A
	17,155,665	0.361	09/25/46	14,166,816
	LSTAR Securities Investment Trust Series 2014-2, Class A(c)
	24,812,256	2.172	12/01/21	24,480,176
	LSTAR Securities Investment Trust Series 2015-3, Class A(c)
	16,490,000	2.176	03/01/20	16,367,679
	Luminent Mortgage Trust Series 2007-2, Class 2A1
	2,155,838	0.401	05/25/37	1,530,977
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1
	11,064,232	0.921	12/25/46	7,510,301

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(b) – (continued)
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
$4,326,922	0.971%	12/25/46	$3,289,767
Master Adjustable Rate Mortgages Trust Series 2007-2, Class A1
5,121,073	0.321	03/25/47	4,323,038
Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1
2,008,313	0.374	05/25/47	1,633,976
Master Adjustable Rate Mortgages Trust Series 2007-HF2, Class A1
8,398,996	0.481	09/25/37	7,361,365
Morgan Stanley Mortgage Loan Trust Series 2005-6AR, Class 1A3
1,241,280	0.581	11/25/35	1,126,606
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR4, Class A4A
3,112,043	0.411	12/25/36	2,358,682
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
6,789,591	1.121	01/25/46	4,957,145
Residential Accredit Loans, Inc. Series 2005-QA12, Class CB3
8,479,724	3.516	12/25/35	6,991,799
Residential Accredit Loans, Inc. Series 2006-QA10, Class A1
14,152,291	0.356	12/25/36	10,711,093
Residential Accredit Loans, Inc. Series 2006-QA10, Class A2
7,433,201	0.351	12/25/36	5,655,224
Residential Accredit Loans, Inc. Series 2006-QA2, Class 2A1
5,696,181	3.568	02/25/36	4,230,832
Residential Accredit Loans, Inc. Series 2006-QO1, Class 3A1
3,608,635	0.441	02/25/46	2,270,827
Residential Accredit Loans, Inc. Series 2006-QO7, Class 1A1
7,238,315	0.921	09/25/46	5,099,458
Residential Accredit Loans, Inc. Series 2007-QA4, Class A1A
6,823,487	0.321	06/25/37	4,925,051
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
15,465,644	1.389	11/25/37	9,898,231
Residential Accredit Loans, Inc. Series 2007-QO4, Class A1A
1,812,501	0.361	05/25/47	1,488,178
Residential Accredit Loans, Inc. Series 2007-QS8, Class A3
3,176,667	0.771	06/25/37	2,032,465
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
7,298,546	2.829	09/25/35	6,518,989
Residential Funding Mortgage Securities I Series 2005-SA5, Class 2A
4,055,840	3.006	11/25/35	3,613,498
Structured Adjustable Rate Mortgage Loan Trust Series 2006-11, Class 1A1
6,854,531	0.331	12/25/36	5,690,727
Structured Adjustable Rate Mortgage Loan Trust Series 2006-9, Class 3A1
4,511,116	4.542	10/25/36	3,405,816
Structured Adjustable Rate Mortgage Loan Trust Series 2007-11, Class 1A1
9,610,889	1.321	12/25/37	6,447,722

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(b) – (continued)
Structured Asset Mortgage Investments II Trust Series 2005-AR8, Class A1B
$3,373,491	0.341%	02/25/36	$2,615,708
Structured Asset Mortgage Investments II Trust Series 2006-AR3, Class 21A1
5,054,080	0.571	02/25/36	3,743,708
Structured Asset Mortgage Investments II Trust Series 2006-AR5, Class 1A1
7,475,254	0.381	05/25/46	5,482,371
Structured Asset Mortgage Investments II Trust Series 2007-AR4, Class A4A
7,512,960	0.351	09/25/47	6,405,833
Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 3A1
17,834,628	6.500	05/25/47	12,122,038
Structured Asset Mortgage Investments Trust, Inc. Series 2005-AR7, Class 5A1
1,669,063	1.581	03/25/46	1,405,533
Structured Asset Mortgage Investments Trust, Inc. Series 2006-AR6, Class 1A3
560,730	0.361	07/25/46	364,163
Structured Asset Mortgage Investments Trust, Inc. Series 2006-AR7, Class A1A
654,586	0.381	08/25/36	517,742
Structured Asset Mortgage Investments Trust, Inc. Series 2007-AR6, Class A1
14,274,462	1.630	08/25/47	12,589,459
Structured Asset Mortgage Investments Trust, Inc. Series 2007-AR7, Class 1A1
1,875,381	1.021	05/25/47	1,385,986
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-4, Class CB1
115,560	0.621	06/25/35	90,874
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR4, Class DA
3,205,830	1.091	06/25/46	1,956,583
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA3, Class 2A
3,766,445	0.871	02/25/47	2,679,181
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA6, Class 2A
6,349,240	1.862	07/25/47	4,626,248
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR1, Class A2A1
10,423,086	0.511	01/25/45	9,790,543
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
628,443	0.441	12/25/45	598,248
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR2, Class 2A21
4,078,072	0.501	01/25/45	3,847,174
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A
380,087	0.441	07/25/45	358,258

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(b) – (continued)
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A
$1,440,615	0.461%	07/25/45	$1,345,261
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR9, Class A1A
5,271,348	0.491	07/25/45	5,038,779
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR13, Class 1A
8,330,693	1.001	10/25/46	6,782,844
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR19, Class 1A
10,735,961	0.861	01/25/47	8,774,704
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR2, Class A1A
11,620,824	1.061	04/25/46	9,457,730
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A1, Class A1A
6,161,859	0.821	02/25/47	4,967,778
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 2A
8,694,219	0.821	01/25/47	6,224,664
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A
7,135,650	0.881	04/25/47	5,467,097
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 2A1
7,554,021	0.601	06/25/37	5,689,430

TOTAL ADJUSTABLE RATE NON-AGENCY			$891,410,900

Collateralized Mortgage Obligations – 1.6%
Interest Only(f) – 0.0%
GNMA REMIC Series 2013-182, Class PI
$25,860,676	4.500%	12/20/43	$4,857,537
GNMA REMIC Series 2014-11, Class NI
25,127,927	4.500	12/16/42	3,865,801

			8,723,338

Inverse Floaters(b) – 0.7%
FHLMC REMIC Series 3753, Class SK
31,136,936	5.876	11/15/38	4,340,489
FHLMC REMIC Series 4273, Class PS
79,137,609	5.926	11/15/43	12,585,919
FNMA REMIC Series 2010-126, Class LS
7,460,770	4.828	11/25/40	1,475,226
GNMA REMIC Series 2010-1, Class SD
14,908,209	5.614	01/20/40	2,400,096
GNMA REMIC Series 2010-162, Class SE
40,512,690	6.374	12/20/40	5,318,846
GNMA REMIC Series 2010-20, Class SC
21,717,764	5.974	02/20/40	3,599,463
GNMA REMIC Series 2010-20, Class SD
19,730,037	5.504	02/20/40	2,961,615
GNMA REMIC Series 2010-20, Class SE
37,833,756	6.074	02/20/40	6,408,092
GNMA REMIC Series 2010-35, Class DS
24,056,234	5.504	03/20/40	3,587,956

Mortgage-Backed Obligations – (continued)
Inverse Floaters(b) – (continued
GNMA REMIC Series 2010-37, Class SG
$49,061,844	5.524%	03/20/40	$7,385,127
GNMA REMIC Series 2010-58, Class AI
7,734,669	5.594	05/20/40	1,166,309
GNMA REMIC Series 2010-59, Class SA
13,717,830	6.324	05/20/40	2,430,233
GNMA REMIC Series 2010-85, Class SN
27,785,069	5.764	07/20/40	5,357,884
GNMA REMIC Series 2010-9, Class XD
56,888,556	6.426	01/16/40	9,955,497
GNMA REMIC Series 2010-9, Class YD
78,676,431	6.626	01/16/40	14,169,358
GNMA REMIC Series 2010-90, Class ES
47,204,967	5.774	07/20/40	7,408,036
GNMA REMIC Series 2013-113, Class SA
36,862,859	6.524	08/20/43	6,812,168
GNMA REMIC Series 2013-113, Class SD
115,213,978	6.526	08/16/43	21,250,792
GNMA REMIC Series 2013-117, Class PS
36,777,920	5.974	04/20/43	6,463,300
GNMA REMIC Series 2013-147, Class SD
18,742,332	6.474	12/20/39	3,411,862
GNMA REMIC Series 2014-3, Class TS
18,669,060	5.374	01/20/44	2,662,294
GNMA REMIC Series 2014-5, Class SA
28,822,200	5.374	01/20/44	4,098,157
GNMA REMIC Series 2014-56, Class ST
47,878,360	5.926	12/16/39	7,417,315
GNMA REMIC Series 2014-76, Class SA
59,205,893	5.424	01/20/40	8,574,807
GNMA REMIC Series 2014-96, Class SE
36,268,119	5.424	07/20/44	5,009,534

			156,250,375

Planned Amortization Class(b) – 0.0%
GNMA REMIC Series 2011-50, Class PS
52,745,078	5.924	02/20/41	8,177,402

Regular Floater(b) – 0.4%
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1
1,187,037	0.671	07/25/35	933,041
Countrywide Alternative Loan Trust Series 2005-36, Class 2A1A
9,462,277	0.481	08/25/35	7,428,694
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12
1,523,589	0.971	12/25/35	1,275,336
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A3
4,919,677	0.571	02/25/36	3,460,812
FHLMC REMIC Series 3231, Class FB
1,064,472	0.525	10/15/36	1,067,463
FHLMC REMIC Series 3314, Class FC
701,663	0.575	12/15/36	704,444
FHLMC REMIC Series 3371, Class FA
855,150	0.775	09/15/37	864,715

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Mortgage-Backed Obligations – (continued)
	Regular Floater(b) – (continued)
	FHLMC REMIC Series 3545, Class FA
	$1,456,991	1.025%	06/15/39	$1,479,206
	FHLMC REMIC Series 3827, Class KF
	1,350,908	0.545	03/15/41	1,356,922
	FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M3
	15,550,000	3.973	03/25/25	15,666,807
	FNMA Connecticut Avenue Securities Series 2014-C03, Class 1M1
	23,215,696	1.371	07/25/24	23,215,634
	FNMA Connecticut Avenue Securities Series 2015-C01, Class 2M1
	6,907,006	1.672	02/25/25	6,933,890
	FNMA REMIC Series 2006-45, Class TF
	1,763,141	0.574	06/25/36	1,770,845
	FNMA REMIC Series 2006-76, Class QF
	1,900,242	0.574	08/25/36	1,910,476
	FNMA REMIC Series 2006-79, Class PF
	1,904,931	0.574	08/25/36	1,914,421
	FNMA REMIC Series 2007-33, Class HF
	2,620,611	0.524	04/25/37	2,633,551
	FNMA REMIC Series 2007-75, Class VF
	679,005	0.624	08/25/37	683,113
	FNMA REMIC Series 2009-84, Class WF
	513,987	1.274	10/25/39	526,246
	Granite Mortgages PLC Series 2004-3, Class 3A1
GBP	1,193,308	0.926	09/20/44	1,767,684
	Residential Accredit Loans, Inc. Series 2005-QS10, Class 3A1
	$895,531	0.671	08/25/35	680,849
	Sequoia Mortgage Trust Series 2007-3, Class 2AA1
	5,427,736	2.494	07/20/37	4,512,299

				80,786,448

	Sequential Fixed Rate – 0.5%
	Banc of America Funding Corp. Series 2007-8, Class 2A1
	2,705,669	7.000	10/25/37	1,708,075
	BCAP LLC Trust Series 2007-AA2, Class 2A7
	2,303,900	6.000	04/25/37	2,018,213
	CHL Mortgage Pass-Through Trust Series 2007-10, Class A22
	5,248,242	6.000	07/25/37	4,880,653
	CHL Mortgage Pass-Through Trust Series 2007-10, Class A5
	2,792,356	6.000	07/25/37	2,596,778
	Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
	198,677	5.500	05/25/22	206,956
	Citigroup Mortgage Loan Trust Series 2007-9, Class 1A1(c)
	10,128,301	5.750	04/25/47	8,536,423
	CitiMortgage Alternative Loan Trust Series 2006-A3, Class 1A13
	4,467,522	6.000	07/25/36	4,055,234
	CitiMortgage Alternative Loan Trust Series 2007-A1, Class 1A7
	1,666,732	6.000	01/25/37	1,441,177
	CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A7
	8,993,938	5.750	03/25/37	7,758,270
	Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A2
	3,342,858	6.000	02/25/36	2,855,567

	Mortgage-Backed Obligations – (continued)
	Sequential Fixed Rate – (continued)
	Countrywide Alternative Loan Trust Series 2007-06, Class A4
	$3,880,501	5.750%	04/25/47	$3,456,395
	Countrywide Alternative Loan Trust Series 2007-15CB, Class A5
	1,558,784	5.750	07/25/37	1,432,869
	Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A25
	640,097	6.000	08/25/37	581,411
	Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-1, Class A4
	1,900,502	6.000	03/25/37	1,772,468
	Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-7, Class A3
	3,831,687	5.750	06/25/37	3,571,109
	JPMorgan Alternative Loan Trust Series 2008-R2, Class A1(c)
	11,230,240	6.000	11/25/36	9,868,064
	Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
	1,175,602	5.000	08/25/35	1,196,698
	Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
	912,162	5.500	02/25/36	777,559
	Residential Accredit Loans, Inc. Series 2006-QS4, Class A9
	4,916,553	6.000	04/25/36	4,222,506
	Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
	1,555,644	6.000	06/25/36	1,305,355
	Residential Accredit Loans, Inc. Series 2006-QS8, Class A3
	2,779,862	6.000	08/25/36	2,285,567
	Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
	2,634,936	6.500	07/25/36	2,164,546
	Residential Accredit Loans, Inc. Series 2007-QS1, Class 2A5
	3,099,311	6.000	01/25/37	2,559,970
	Residential Asset Securitization Trust Series 2005-A11CB, Class 2A1
	11,521,996	4.850	10/25/35	8,239,082
	Residential Asset Securitization Trust Series 2006-A15, Class A13
	8,474,098	6.250	01/25/37	6,420,761
	Residential Asset Securitization Trust Series 2006-A8, Class 1A1
	2,030,153	6.000	08/25/36	1,851,214
	Residential Asset Securitization Trust Series 2006-A8, Class 2A3
	7,920,559	6.000	08/25/36	5,062,188
	Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
	6,285,898	6.000	10/25/37	5,399,371
	Suntrust Alternative Loan Trust Series 2005-1F, Class 2A6
	1,725,149	5.750	12/25/35	1,551,743
	Wells Fargo Mortgage Backed Securities Trust Series 2007-11, Class A85
	1,797,722	6.000	08/25/37	1,740,854

				101,517,076

	Sequential Floating Rate(b) – 0.0%
	Banc of America Funding Corp. Series 2007-2, Class 2A1
	132,133	5.726	03/25/37	131,394
	Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3
	7,743,323	0.671	08/25/37	5,940,558

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR10, Class A1
$1,242,331	0.271%	12/25/36	$831,240

			6,903,192

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$362,357,831

Commercial Mortgage-Backed Securities – 7.3%
Sequential Fixed Rate – 2.7%
Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class A1A
$122,704,758	5.361%	02/15/40	$129,162,096
CSMC Trust Series 2014-USA, Class E(c)
33,100,000	4.373	09/15/37	31,317,764
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
22,479,657	2.779	09/25/22	23,455,288
FHLMC Multifamily Structured Pass-Through Certificates Series K037, Class A2
272,500,000	3.490	01/25/24	296,158,859
FHLMC Multifamily Structured Pass-Through Certificates Series K038, Class A2
24,500,000	3.389	03/25/24	26,447,324
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class A4
4,500,000	3.102	05/15/46	4,645,839
Wachovia Bank Commercial Mortgage Trust Series 2006-C28, ClassA1A
96,858,306	5.559	10/15/48	101,837,307
WF-RBS Commercial Mortgage Trust Series 2012-C6 Class B
2,500,000	4.697	04/15/45	2,762,864

			615,787,341

Sequential Floating Rate(b) – 4.6%
Citigroup Commercial Mortgage Trust Series 2014-388G, Class E(c)
27,996,000	2.522	06/15/33	27,886,004
Citigroup Commercial Mortgage Trust Series 2015-SSHP, Class D(c)
9,913,500	3.225	09/15/17	9,901,655
Citigroup Commercial Mortgage Trust Series 2015-SSHP, Class E(c)
11,719,000	3.575	09/15/17	11,478,800
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class F(c)
14,494,000	3.677	06/11/27	14,458,026
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
161,152,080	5.526	01/15/49	170,001,102
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class A1A1
76,518,250	5.704	06/15/39	81,910,568
FHLMC Multifamily Structured Pass-Through Certificates Series K029, Class A2
83,200,000	3.320	02/25/23	89,620,644

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A2
$160,500,000	3.250%	04/25/23	$172,107,569
FHLMC Multifamily Structured Pass-Through Certificates Series K031, Class A2
125,900,000	3.300	04/25/23	134,920,043
FHLMC Multifamily Structured Pass-Through Certificates Series K033, Class A2
169,200,000	3.060	07/25/23	178,399,302
FREMF Mortgage Trust Series 2014-K40, Class C(c)
7,800,000	4.072	09/25/25	7,814,183
FREMF Mortgage Trust Series 2014-K41, Class B(c)
19,950,000	3.830	11/25/47	19,728,064
GRACE Mortgage Trust Series 2014-GRCE, Class F(c)
26,250,000	3.710	06/10/28	25,550,826
GS Mortgage Securities Trust Series 2007-GG10, Class A1A
30,048,294	5.989	08/10/45	32,558,576
Hilton Mortgage Trust Series 2014-ORL, Class E(c)
17,950,000	3.425	07/15/29	17,821,119
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CBM, Class E(c)
24,000,000	4.025	10/15/29	23,999,940
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-FBLU, Class D(c)
10,200,000	2.772	12/15/28	10,223,594
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-FBLU, Class E(c)
9,550,000	3.672	12/15/28	9,538,050
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
1,450,000	5.478	02/12/44	1,542,410
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
1,200,000	5.931	12/15/44	1,229,282
Morgan Stanley Capital I Trust Series 2014-CPT, Class F(c)
25,245,000	3.560	07/13/29	24,675,801

			1,065,365,558

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$1,681,152,899

Federal Agencies – 3.0%
Adjustable Rate FNMA(b) – 0.1%
$1,963,308	2.425%	05/01/33	$2,089,675
993,835	1.958	10/01/34	1,039,812
2,327,573	1.914	01/01/35	2,441,989
1,904,183	2.593	09/01/35	2,036,584
813,774	2.421	10/01/36	870,357

			8,478,417

FHLMC – 0.0%
23,729	5.000	01/01/33	26,357
3,607	5.000	03/01/33	4,013
18,445	5.000	04/01/33	20,524
6,563	5.000	05/01/33	7,303
12,754	5.000	06/01/33	14,192
77,445	5.000	07/01/33	86,176
107,028	5.000	08/01/33	119,115

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$13,148	5.000%	09/01/33	$14,630
21,851	5.000	10/01/33	24,314
61,453	5.000	11/01/33	68,381
23,596	5.000	12/01/33	26,256
23,224	5.000	01/01/34	25,843
82,067	5.000	02/01/34	91,301
31,278	5.000	03/01/34	34,781
62,268	5.000	04/01/34	69,245
89,419	5.000	05/01/34	99,496
1,057,765	5.000	06/01/34	1,177,502
18,322	5.000	11/01/34	20,376
309,713	5.000	04/01/35	344,627
50,375	5.000	11/01/35	56,054

			2,330,486

FNMA – 2.9%
50,500,000	0.750	03/14/17	50,598,854
5,932,516	3.104	01/01/18	6,212,065
6,523,733	3.443	01/01/18	6,891,068
320,855	5.000	01/01/18	337,592
1,596,975	5.000	02/01/18	1,680,471
5,263,469	3.750	03/01/18	5,607,899
1,063,435	5.000	03/01/18	1,119,037
1,565,194	5.000	04/01/18	1,647,029
3,550,000	3.840	05/01/18	3,802,641
131,984	5.000	05/01/18	138,884
136,188	5.000	06/01/18	143,309
2,566	5.500	01/01/19	2,697
61,963	5.500	02/01/19	65,477
65,198	5.500	03/01/19	69,074
48,843	5.500	04/01/19	51,407
25,683	5.500	05/01/19	27,020
128,034	5.500	06/01/19	135,394
358,811	5.500	07/01/19	378,825
327,301	5.500	08/01/19	347,407
302,807	5.500	09/01/19	321,354
90,883	5.500	10/01/19	96,628
86,245	5.500	11/01/19	91,898
170,024	5.500	12/01/19	180,603
14,484	5.500	01/01/20	15,550
6,467	5.500	06/01/20	6,871
1,751,701	5.500	07/01/20	1,873,272
2,041,604	3.416	10/01/20	2,186,544
1,419,211	3.632	12/01/20	1,537,757
5,560,679	4.375	06/01/21	6,198,749
4,313	6.000	01/01/24	4,912
130,904	6.000	04/01/24	149,657
3,958,895	5.500	05/01/25	4,161,465
6,923	4.500	09/01/29	7,551
801,513	6.000	07/01/32	913,244
8,370	6.000	12/01/32	9,655
1,280	6.000	01/01/33	1,477
202,021	5.000	04/01/33	225,579
5,780	6.000	04/01/33	6,667
1,077	5.000	05/01/33	1,203
291,015	5.000	08/01/33	324,950

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$422,264	5.000%	09/01/33	$471,504
232,408	6.000	10/01/33	269,044
8,629	6.000	02/01/34	9,956
67,229	6.000	03/01/34	77,565
249,913	6.000	08/01/34	289,315
48,902	6.000	11/01/34	56,420
540,452	6.000	05/01/35	617,134
97,445	6.000	06/01/35	111,257
270,455	6.000	10/01/35	310,613
38,094	6.000	11/01/35	43,493
57,302	6.000	12/01/35	65,425
449,290	6.000	02/01/36	514,539
3,714,512	6.000	03/01/36	4,232,315
336,214	6.000	04/01/36	383,082
1,554,808	6.000	05/01/36	1,771,812
612,185	6.000	06/01/36	697,522
188,777	6.000	07/01/36	215,093
701,014	6.000	08/01/36	802,194
6,102,184	6.000	09/01/36	6,952,830
1,680,249	6.000	10/01/36	1,914,904
2,017,886	6.000	11/01/36	2,303,120
113,843	4.500	12/01/36	124,388
2,288,266	6.000	12/01/36	2,609,866
802,147	6.000	01/01/37	913,811
7,767,020	6.000	02/01/37	8,858,738
3,390,634	6.000	03/01/37	3,863,151
2,309,676	6.000	04/01/37	2,631,056
5,052,982	6.000	05/01/37	5,758,109
2,071,670	6.000	06/01/37	2,362,912
18,125,509	6.000	07/01/37	20,676,967
107,159	4.500	08/01/37	117,310
8,717,947	6.000	08/01/37	9,945,558
1,932,650	6.000	09/01/37	2,201,580
2,200,355	6.000	10/01/37	2,506,522
5,258,236	6.000	11/01/37	5,989,979
390,418	6.000	12/01/37	444,896
5,075,573	6.000	01/01/38	5,782,200
1,931,884	6.000	02/01/38	2,200,898
139,358	5.000	03/01/38	156,538
2,579,277	6.000	03/01/38	2,939,982
1,352,673	6.000	04/01/38	1,541,039
75,098,558	6.000	05/01/38	85,549,035
2,827,340	6.000	06/01/38	3,221,274
16,697,425	6.000	07/01/38	19,023,800
331,572	6.000	08/01/38	377,782
6,665,014	6.000	09/01/38	7,592,815
20,121,950	6.000	10/01/38	22,925,102
1,582,185	4.500	11/01/38	1,724,657
10,278,889	6.000	11/01/38	11,729,902
9,659,306	6.000	12/01/38	11,007,350
53,021	4.500	01/01/39	57,795
14,349,423	6.000	01/01/39	16,346,577
28,364,974	6.000	02/01/39	32,317,112
542,790	4.500	03/01/39	591,667
155,451	6.000	03/01/39	177,081
23,687	4.500	04/01/39	25,824

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$5,735,250	6.000%	04/01/39		$6,534,380
16,256	6.000	05/01/39		18,533
50,337	6.000	06/01/39		57,350
1,240,464	6.000	07/01/39		1,413,162
35,262	4.000	08/01/39		37,693
17,003	4.000	09/01/39		18,176
4,085,826	6.000	09/01/39		4,654,461
82,091	4.500	10/01/39		89,494
3,582,824	6.000	10/01/39		4,097,455
4,154,261	6.000	11/01/39		4,736,428
20,093,636	6.000	12/01/39		22,889,543
1,229,190	6.000	01/01/40		1,400,226
600,290	6.000	02/01/40		683,930
16,526	6.000	03/01/40		18,829
11,152,354	6.000	04/01/40		12,704,160
33,080,281	6.000	06/01/40		37,686,135
184,503	6.000	07/01/40		210,176
28,041	6.000	09/01/40		31,943
5,793,205	6.000	10/01/40		6,599,303
934,207	4.500	01/01/41		1,020,559
1,365,616	6.000	04/01/41		1,555,636
13,496	4.500	05/01/41		14,746
19,464,228	6.000	05/01/41		22,172,661
58,594	4.500	06/01/41		64,021
221,269	6.000	07/01/41		254,255
2,371,713	4.500	08/01/41		2,598,603
200,854	4.500	09/01/41		219,458
17,693	4.500	10/01/41		19,332
435,962	5.000	11/01/41		485,816
15,349	4.500	11/01/42		16,776
4,105,733	3.000	12/01/42		4,228,121
3,838,893	3.000	01/01/43		3,955,690
931,128	3.000	04/01/43		958,043
673,744	3.000	05/01/43		689,482
80,237	4.500	12/01/43		87,487
103,000,000	3.000	TBA-30yr	(g)	105,317,500
7,000,000	4.500	TBA-30yr	(g)	7,636,562
1,000,000	5.000	TBA-30yr	(g)	1,111,875
6,000,000	6.000	TBA-30yr	(g)	6,841,875

				677,104,021

TOTAL FEDERAL AGENCIES				$687,912,924

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $3,500,824,390)				$3,622,834,554

Asset-Backed Securities – 13.8%
Collateralized Loan Obligations – 12.9%
ACIS CLO Ltd. Series 2013-1A, Class ACOM(b)(c)
$23,550,000	1.484%	04/18/24		$22,803,465
ACIS CLO Ltd. Series 2013-2A, Class A(b)(c)
11,950,000	0.730	10/14/22		11,738,366
ACIS CLO Ltd. Series 2013-2A, Class ACOM(b)(c)
68,183,962	1.168	10/14/22		66,895,285

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
ACIS CLO Ltd. Series 2014-4A, Class ACOM(b)(c)
$177,900,000	1.713%	05/01/26		$174,875,700
ACIS CLO Ltd. Series 2014-4A, Class C(b)(c)
11,050,000	2.777	05/01/26		10,354,358
Anchorage Capital CLO Ltd. Series 2014-4A, Class A1A(b)(c)
141,900,000	1.706	07/28/26		140,936,073
Anchorage Capital CLO Ltd. Series 2014-4A, Class A2(b)(c)
31,000,000	2.416	07/28/26		30,653,761
B&M CLO Ltd. Series 2014-1A, Class A1(b)(c)
74,650,000	1.629	04/16/26		73,922,610
B&M CLO Ltd. Series 2014-1A, Class A2(b)(c)
12,850,000	2.179	04/16/26		12,615,667
Black Diamond CLO Ltd. Series 2005-1A, Class A1(b)(c)
742,569	0.540	06/20/17		742,006
Black Diamond CLO Ltd. Series 2006-1A, Class AD(b)(c)
21,058,145	0.503	04/29/19		20,686,995
Brentwood CLO Corp. Series 2006-1A, Class A1A(b)(c)
45,901,018	0.525	02/01/22		45,492,866
Brentwood CLO Corp. Series 2006-1A, Class A1B(b)(c)
18,132,858	0.525	02/01/22		17,971,620
Callidus Debt Partners CLO Fund VI Ltd. Series 6X, Class A1D(b)
10,128,817	0.517	10/23/21		9,948,939
CIFC Funding Ltd. Series 2014-2A, Class A1L(b)(c)
58,800,000	1.743	05/24/26		58,719,326
CIFC Funding Ltd. Series 2014-2A, Class A2L(b)(c)
24,600,000	2.383	05/24/26		24,588,118
Covenant Credit Partners CLO I Ltd. Series 2014-1A, Class C(b)(c)
21,350,000	3.177	07/20/26		20,656,018
Crown Point CLO lll Ltd. Series 2015-3A, Class ACOM(b)(c)
32,600,000	1.803	12/31/27		31,915,400
Crown Point CLO Ltd. Series 2012-1A, Class ACOM(b)(c)
7,514,518	1.481	11/21/22		7,421,338
Crown Point CLO Ltd. Series 2013-2A, Class ACOM(b)(c)
118,100,000	1.333	12/14/23		115,664,542
Doral CLO 1 Ltd. Series 2012-3A, Class A1(b)(c)
10,000,000	1.720	12/19/22		9,992,230
Gleneagles CLO Ltd. Series 2005-1A, Class A1(b)(c)
1,708,554	0.530	11/01/17		1,707,774
Golub Capital Management CLO Ltd. Series 2007-1A, Class A(b)(c)
4,062,115	0.495	07/31/21		4,032,851
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1(b)(c)
70,250,000	1.787	04/18/26		69,969,913
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B(b)(c)
64,150,000	1.653	04/28/25		63,602,159
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2(b)(c)
55,600,000	2.233	04/28/25		54,603,815
ICG US CLO Ltd. Series 2014-1A, Class ACOM(b)(c)
112,150,000	1.527	04/20/26		109,312,605
Jasper CLO Ltd. Series 2005-1A, Class A(b)(c)
1,739,082	0.525	08/01/17		1,736,171
KKR Financial CLO Corp. Series 2005-2X, Class A1(b)
13,987,813	0.521	11/26/17		13,970,776

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
KKR Financial CLO Ltd. Series 2007-1A, Class A(b)(c)
$17,716,522	0.607%	05/15/21	$17,619,967
Liberty CLO Ltd. Series 2005-1A, Class A2(b)(c)
14,074,798	0.630	11/01/17	14,027,872
Magnetite VIII Ltd. Series 2014-8A, Class B(b)(c)
23,900,000	2.253	04/15/26	23,855,283
Mountain View Funding CLO Series 2007-3A, Class A1(b)(c)
2,398,463	0.469	04/16/21	2,391,217
Neuberger Berman CLO XVII Ltd. Series 2014-17A, Class C(b)(c)
8,650,000	3.012	08/04/25	8,437,167
Ocean Trails CLO Ltd. Series 2006-1X, Class A1
2,928,612	0.480	10/12/20	2,911,837
OCP CLO Ltd. Series 2012-2A, Class ACOM(b)(c)
15,650,000	1.502	11/22/23	15,421,510
OCP CLO Ltd. Series 2014-5A, Class ACOM(b)(c)
140,200,000	1.378	04/26/26	136,330,480
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(c)(h)
11,950,000	0.000	04/17/25	11,682,320
OFSI Fund V Ltd. Series 2014-7A, Class C(b)(c)
20,050,000	3.345	10/18/26	19,577,281
OFSI Fund VI Ltd. Series 2014-6A, Class ACOM(b)(c)
120,000,000	1.440	03/20/25	116,700,000
OFSI Fund VII Ltd. Series 2014-7A, Class ACOM(b)(c)
146,000,000	1.872	10/18/26	143,605,600
OHA Park Avenue CLO I Ltd. Series 2007-1A, Class A1A(b)(c)
8,850,152	0.521	03/14/22	8,792,617
OZLM Funding III Ltd. Series 2013-3A, Class A1(b)(c)
14,750,000	1.587	01/22/25	14,646,957
Red River CLO Ltd. Series 1A, Class A(b)(c)
12,314,687	0.525	07/27/18	12,253,052
Regatta IV Funding Ltd. Series 2014-1A, Class ACOM(b)(c)
162,350,000	1.766	07/25/26	160,677,795
Regatta IV Funding Ltd. Series 2014-1A, Class B(b)(c)
776,094	2.244	07/25/26	765,013
Regatta IV Funding Ltd. Series 2014-1A, Class C(b)(c)
18,250,000	3.206	07/25/26	17,858,574
Saratoga Investment CLO Corp. Series 2013-1A, Ltd. Class A1(b)(c)
16,000,000	1.557	10/20/23	15,899,264
Shackleton CLO Ltd. Series 2014-5A, Class A(b)(c)
156,400,000	1.756	05/07/26	156,180,102
Shackleton CLO Ltd. Series 2014-5A, Class B1(b)(c)
33,700,000	2.256	05/07/26	33,457,192
Silvermore CLO Ltd. Series 2014-1A, Class A1(b)(c)
123,250,000	1.707	05/15/26	122,193,748
Silvermore CLO Ltd. Series 2014-1A, Class A2(b)(c)
23,050,000	2.307	05/15/26	22,727,093
Sound Point CLO Ltd. Series 2014-1A, Class B1(b)(c)
15,000,000	2.157	04/18/26	14,669,250
Sound Point CLO VI Ltd. Series 2014-2A, Class ACOM(b)(c)
199,450,000	1.707	10/20/26	196,956,875
Sound Point CLO VI Ltd. Series 2014-2A, Class C(b)(c)
15,000,000	3.187	10/20/26	14,550,600
Symphony CLO XI Ltd. Series 2013-11A, Class A(b)(c)
6,500,000	1.557	01/17/25	6,432,764

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Trinitas CLO II Ltd. Series 2014-2A, Class ACOM(b)(c)
$57,100,000	1.629%	07/15/26	$55,918,030
Trinitas CLO II Ltd. Series 2014-2A, Class C(b)(c)
10,050,000	3.063	07/15/26	9,614,724
Trinitas CLO Ltd. Series 2014-1A, Class A1(b)(c)
58,150,000	1.783	04/15/26	57,795,692
Trinitas CLO Ltd. Series 2014-1A, Class B1(b)(c)
14,950,000	2.153	04/15/26	14,564,395
Westchester CLO Ltd. Series 2007-1X, Class A1A(b)
30,178,977	0.480	08/01/22	29,769,177
Whitehorse VIII Ltd. Series 2014-1A, Class A(b)(c)
150,700,000	1.755	05/01/26	150,100,817
Whitehorse VIII Ltd. Series 2014-1A, Class B(b)(c)
32,800,000	2.306	05/01/26	32,108,412
Zais CLO 1 Ltd. Series 2014-1A, Class ACOM(b)(c)
93,200,000	1.731	04/15/26	92,827,200

			2,980,850,624

Home Equity – 0.8%
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASAP1, Class A2C(b)
11,906,576	0.431	03/25/37	7,124,596
ACE Securities Corp. Home Equity Loan Trust Series 2007-HE2, Class A2D(b)
16,641,000	0.441	05/25/36	11,748,043
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 05-R8, Class M2(b)
5,440,000	0.661	10/25/35	4,863,624
Bayview Financial Mortgage Pass-Through Trust 2006-A, Class M3(b)
10,095,000	0.828	02/28/41	7,630,775
Citigroup Mortgage Loan Trust Series 2006-WFH1, Class M3(b)
6,400,000	0.571	01/25/36	5,278,017
Citigroup Mortgage Loan Trust Series 2007-WFH2, Class A4(b)
300,000	0.521	03/25/37	268,355
Countrywide Asset-Backed Certificates Series 2007-2, Class 2A4(b)
20,000,000	0.391	08/25/37	8,582,038
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF3(i)
8,886,000	4.230	12/25/35	8,488,997
First Franklin Mortgage Loan Trust Series 2006-FF12, Class A4(b)
2,728,693	0.311	09/25/36	2,469,741
First Franklin Mortgage Loan Trust Series 2006-FF6, Class A4(b)
25,000,000	0.421	04/25/36	20,201,455
GSAA Home Equity Trust Series 2006-17, Class A1(b)
10,868,438	0.231	11/25/36	5,616,604
GSAA Home Equity Trust Series 2007-10, Class A2A
5,135,910	6.500	11/25/37	3,960,535
GSAMP Trust Series 2006-HE8, Class A2C(b)
17,750,000	0.341	01/25/37	14,969,858
HSI Asset Securitization Corp. Trust Series 2006-OPT1, Class 2A4(b)
8,600,000	0.471	12/25/35	7,660,330

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value

	Asset-Backed Securities – (continued)
	Home Equity – (continued)
	HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class M2(b)
	$5,900,000	0.561%		01/25/36	$4,858,198
	JPMorgan Mortgage Acquisition Trust Series 2006-CH1, Class A5(b)
	3,850,000	0.401		07/25/36	3,646,910
	JPMorgan Mortgage Acquisition Trust Series 2007-CH2, Class AV5(b)
	7,450,000	0.431		01/25/37	5,772,096
	Lehman XS Trust Series 2006-16N, Class A321(b)
	8,910,217	0.371		11/25/46	6,683,182
	Morgan Stanley Mortgage Loan Trust Series 2007-1XS, Class 2A1(b)
	8,321,620	0.251		09/25/46	3,613,980
	Saxon Asset Securities Trust Series 2007-2, Class A2C(b)
	7,430,530	0.411		05/25/47	5,333,529
	Securitized Asset Backed Receivables LLC Trust Series 2004-DO1, Class M1(b)
	5,936,009	1.146		07/25/34	5,281,435
	Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC3, Class A3(b)
	3,728,279	0.331		10/25/36	2,840,738
	Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-EQ1, Class A1(b)
	6,372,598	0.386		03/25/37	4,760,786
	Vericrest Opportunity Loan Transferee LLC Series 2014-NPL4, Class A1(c)(i)
	43,254,415	3.125		04/27/54	43,217,065
	Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M1(b)
	4,200,000	0.831		10/25/35	3,863,700

					198,734,587

	Student Loan(b) – 0.1%
	GCO Education Loan Funding Trust Series 2006-1, Class A8L
	5,016,812	0.392		05/25/25	4,912,056
	Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
	8,046,118	1.205		07/01/24	8,112,274
	US Education Loan Trust LLC Series 2006-1, Class A2(c)
	117,416	0.392		03/01/25	117,332

					13,141,662

	TOTAL ASSET-BACKED SECURITIES
	(Cost $3,171,076,042)				$3,192,726,873

	Foreign Debt Obligations – 14.5%
	Sovereign – 13.0%
	Brazil Letras do Tesouro Nacional(h)
BRL	42,041,000	0.000%		01/01/16	$11,961,908
	Brazil Loan Trust 1
	$8,294,638	5.477		07/24/23	8,232,428
	Brazil Notas do Tesouro Nacional
BRL	46,949,851	6.000		08/15/40	13,854,043
	789,311,924	6.000		08/15/50	230,583,606

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Dominican Republic
DOP	201,600,000	14.500%		02/10/23	$5,322,799
	$17,540,000	6.600	(c)	01/28/24	19,074,750
	16,850,000	6.600		01/28/24	18,324,375
	12,605,000	5.875		04/18/24	13,203,738
	75,910,000	5.500	(c)	01/27/25	77,997,525
	2,784,000	8.625		04/20/27	3,306,000
DOP	30,000,000	18.500		02/04/28	958,269
	$15,210,000	7.450	(c)	04/30/44	17,149,275
	Federal Republic of Germany
EUR	273,990,000	2.000		08/15/23	342,257,706
	Italy Buoni Poliennali Del Tesoro
	118,470,000	1.150		05/15/17	129,950,055
	Republic of Costa Rica
	$3,360,000	9.995		08/01/20	4,279,800
	10,280,000	5.625		04/30/43	8,930,750
	18,800,000	7.158	(c)	03/12/45	19,317,000
	Republic of Croatia
	19,840,000	6.625		07/14/20	21,997,600
	6,540,000	6.375		03/24/21	7,194,000
	10,670,000	5.500		04/04/23	11,310,200
	5,360,000	6.000		01/26/24	5,889,300
	Republic of Honduras(c)
	23,950,000	8.750		12/16/20	26,764,125
	Republic of Indonesia
	5,540,000	5.375		10/17/23	6,197,875
	30,386,000	5.875		01/15/24	35,133,813
	35,970,000	4.125	(c)	01/15/25	36,914,212
	22,650,000	6.750		01/15/44	28,963,688
	29,970,000	5.125	(c)	01/15/45	31,468,500
	Republic of Venezuela
	11,490,000	6.000		12/09/20	3,935,325
	9,170,000	9.000		05/07/23	3,278,275
	66,300,000	8.250		10/13/24	22,873,500
	24,200,000	7.650		04/21/25	8,167,500
	2,330,000	11.750		10/21/26	937,825
	6,431,000	9.250		09/15/27	2,540,245
	33,090,000	9.250		05/07/28	11,829,675
	6,190,000	9.375		01/13/34	2,290,300
	2,840,000	7.000		03/31/38	965,600
	Spain Government Bond
EUR	112,730,000	2.100		04/30/17	126,169,609
	140,060,000	0.500	(c)	10/31/17	151,781,766
	110,550,000	4.500		01/31/18	133,190,013
	58,530,000	4.400	(c)	10/31/23	79,967,974
	United Mexican States
MXN	2,048,700,000	0.000	(h)	04/01/15	134,050,940
	989,950,250	0.000	(h)	04/16/15	64,802,526
	1,969,411,350	0.000	(h)	04/23/15	128,861,618
	1,550,784,620	0.000	(h)	04/30/15	101,285,192
	1,326,892,630	0.000	(h)	05/07/15	86,719,721
	1,261,094,490	0.000	(h)	05/21/15	82,304,366
	612,132,920	0.000	(h)	05/28/15	39,880,639
	270,729,170	0.000	(h)	06/04/15	17,647,509
	2,220,427,370	0.000	(h)	06/11/15	144,638,495
	1,549,860,710	0.000	(h)	06/18/15	100,895,897

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
MXN	484,769,820	0.000	%(h)	06/25/15	$31,541,676
	958,178,740	0.000	(h)	07/02/15	62,315,337
	967,760,530	0.000	(h)	10/01/15	62,358,203
	1,588,779,832	5.000		06/16/16	109,069,759
	1,850,614,300	4.750		06/14/18	121,020,603
	241,369,600	6.500		06/10/21	16,575,517
	154,502,100	8.000		12/07/23	11,572,337
	39,328,100	10.000		12/05/24	3,355,013
	75,763,000	8.500		05/31/29	6,009,980
	475,100	10.000		11/20/36	44,073

					3,009,414,348

	Supranational – 1.5%
	European Financial Stability Facility(j)
EUR	77,490,000	2.000		05/15/17	87,014,274
	29,300,000	0.750		06/05/17	32,079,798
	68,500,000	0.250		10/18/17	74,279,091
	64,900,000	1.125		11/30/17	72,029,177
	51,800,000	0.875		04/16/18	57,297,946
	European Investment Bank
GBP	4,500,000	3.875		06/08/37	8,456,470
	10,100,000	5.000		04/15/39	22,278,650

					353,435,406

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $3,677,142,164)				$3,362,849,754

	Structured Note – 0.0%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
BRL	19,337,483	6.000%		08/15/40	$5,706,138
	(Cost $11,193,892)

	Municipal Debt Obligations – 2.4%
	Puerto Rico – 2.4%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	$5,255,000	6.000%		07/01/38	$3,639,403
	17,570,000	6.000		07/01/44	11,948,127
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	8,105,000	5.750		07/01/37	5,552,411
	230,000	6.000		07/01/47	155,830
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	3,965,000	5.000		07/01/33	2,656,947
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
	3,020,000	5.750		07/01/41	2,030,950
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
	1,485,000	5.500		07/01/32	1,013,513

	Municipal Debt Obligations – (continued)
	Puerto Rico – (continued)
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
	$1,150,000	5.875%		07/01/36	$789,199
	5,555,000	5.750		07/01/38	3,749,681
	2,955,000	6.000		07/01/39	2,031,592
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C
	1,765,000	6.000		07/01/39	1,213,455
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
	1,110,000	6.000		07/01/34	779,853
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E
	1,000,000	5.625		07/01/32	685,110
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
	515,000	5.500		07/01/26	360,706
	5,720,000	5.750		07/01/28	4,019,215
	1,095,000	5.125		07/01/37	714,488
	20,810,000	5.500		07/01/39	13,942,700
	8,010,000	5.000		07/01/41	5,166,450
	Puerto Rico Commonwealth GO Bonds Series 2007 A
	6,670,000	5.250		07/01/37	4,402,200
	Puerto Rico Commonwealth GO Bonds Series 2014 A
	321,290,000	8.000		07/01/35	263,457,800
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A
	1,950,000	5.125		07/01/31	1,311,375
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A
	455,000	5.000		07/01/34	299,217
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A
	605,000	5.250		07/01/27	421,346
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(h)
	1,990,000	0.000		08/01/35	298,639
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(h)
	5,285,000	0.000		08/01/37	657,507
	4,305,000	0.000		08/01/38	487,627
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C
	1,205,000	5.250		08/01/40	849,525
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
	1,005,000	5.500		08/01/23	751,499
	1,650,000	5.250		08/01/27	1,130,564
	35,660,000	0.000	(i)	08/01/32	24,681,712
	22,040,000	5.750		08/01/37	13,664,800
	2,795,000	6.375		08/01/39	1,788,800
	59,935,000	6.000		08/01/42	37,459,375
	500,000	6.500		08/01/44	320,000

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
$9,275,000	0.000	%(i)	08/01/33	$4,977,058
19,375,000	5.500		08/01/37	11,721,875
25,740,000	5.375		08/01/39	15,379,650
57,240,000	5.500		08/01/42	34,630,200
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
5,965,000	5.375		08/01/38	3,564,087
3,150,000	6.000		08/01/39	1,976,625
71,015,000	5.250		08/01/41	42,076,387
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
14,040,000	5.000		08/01/43	8,143,200
9,575,000	5.250		08/01/43	5,673,187
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
29,245,000	5.500		08/01/28	19,890,402
2,995,000	6.125		08/01/29	2,051,904

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $643,776,944)				$562,516,191

Government Guarantee Obligation(b)(j) – 1.1%
FMS Wertmanagement
$251,800,000	0.503%		06/30/15	$251,953,598
(Cost $251,947,668)

U.S. Treasury Obligations – 22.8%
United States Treasury Bonds
$41,400,000	3.625	%(k)	08/15/43	$50,581,696
168,900,000	3.750	(k)	11/15/43	210,984,800
640,800,000	3.625	(k)	02/15/44	783,884,200
206,100,000	3.000		11/15/44	225,807,259
437,800,000	2.500		02/15/45	433,899,206
United States Treasury Inflation Protected Securities
81,433,545	0.500		04/15/15	81,611,885
175,891,595	0.125		04/15/16	177,705,037
81,688,943	0.125		01/15/22	82,492,762
78,393,420	0.375		07/15/23	80,512,394
97,983,124	0.625		01/15/24	102,254,208
34,185,180	2.500		01/15/29	43,751,561
101,847,542	1.375		02/15/44	119,989,644
United States Treasury Notes
768,500,000	1.375		02/29/20	768,615,267
892,800,000	1.375		03/31/20	892,764,306
155,300,000	2.000		10/31/21	158,461,900
1,076,100,000	1.500	(k)	01/31/22	1,061,820,121

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,022,316,682)				$5,275,136,246

Senior Term Loans(l) – 6.3%
Aerospace – 0.1%
Transdigm, Inc.
$8,871,874	3.750%		02/28/20	$8,850,848
13,606,454	3.750		06/04/21	13,566,314

				22,417,162

Airlines – 0.0%
Delta Air Lines, Inc.
9,168,255	3.250		10/18/18	9,156,795

Automotive – Parts – 0.1%
Gates Global LLC
20,795,500	4.250		07/05/21	20,704,624

Building Materials – 0.1%
Atkore International, Inc.
17,340,000	7.750		10/09/21	16,733,100
HD Supply, Inc.
17,184,442	4.000		06/28/18	17,202,314

				33,935,414

Chemicals(m) – 0.1%
A Schulman, Inc.
21,775,000	0.000		03/27/16	21,775,000

Energy – 0.8%
American Energy – Marcellus LLC
24,800,885	5.250		08/04/20	20,956,748
8,600,000	8.500		08/04/21	6,313,862
CITGO Holding, Inc.
20,922,563	9.500		05/12/18	20,800,584
Magnum Hunter Resources Corp.
97,041,739	8.500		10/22/19	95,545,355
MEG Energy Corp.
54,100,459	3.750		03/31/20	51,754,123

				195,370,672

Entertainment – 0.1%
Sabre, Inc.
7,536,451	4.000		02/19/19	7,536,451
WMG Acquisition Corp.
12,617,645	3.750		07/01/20	12,302,204

				19,838,655

Environmental – 0.2%
EnergySolutions LLC
41,664,304	6.750		05/29/20	41,755,548

Finance – 0.0%
SBA Senior Finance II LLC
8,753,265	3.250		03/24/21	8,697,507

Food & Beverages – 0.7%
Diamond Foods, Inc.
18,113,518	4.250		08/20/18	18,085,261
Pinnacle Foods Finance LLC
12,239,583	3.000		04/29/20	12,182,021
Shearer’s Foods, Inc.
10,765,736	7.750		06/30/22	10,617,707

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Senior Term Loans(l) – (continued)
	Food & Beverages – (continued)
	US Foods, Inc.
	$110,496,883	4.500%	03/31/19	$110,520,087

				151,405,076

	Gaming – 0.1%
	MGM Resorts International
	13,820,252	3.500	12/20/19	13,771,329
	Scientific Games International, Inc.
	18,829	6.000	10/18/20	15,552

				13,786,881

	Health Care – 0.4%
	American Renal Holdings, Inc.
	13,446,521	4.500	09/22/19	13,421,376
	18,771,176	8.500	03/20/20	18,630,392
	Community Health Systems, Inc.
	9,813,169	4.250	01/27/21	9,858,800
	HCA, Inc.
	22,981,961	2.678	02/02/16	22,943,581
	6,305,619	2.678	05/02/16	6,292,503
	15,652,601	2.928	03/31/17	15,650,722
	8,514,942	2.750	05/01/18	8,514,942

				95,312,316

	Health Care – Services – 0.3%
	MPH Acquisition Holdings LLC
	36,120,730	3.750	03/31/21	35,985,277
	Sedgwick Claims Management Services, Inc.
	15,408,769	3.750	03/01/21	15,212,307
	15,035,909	6.750	02/28/22	14,622,422

				65,820,006

	Media – Broadcasting & Radio – 0.7%
	Getty Images, Inc.
	104,828,411	4.750	10/18/19	88,213,108
	Promotora de Informaciones SA
EUR	40,578,957	9.750	12/10/15	45,268,756
	Univision Communications, Inc.
	$33,249,608	4.000	03/01/20	33,169,331

				166,651,195

	Media – Cable – 0.1%
	Virgin Media Investment Holdings Ltd.
	18,741,697	3.500	06/07/20	18,706,650

	Media – Non Cable – 0.4%
	Checkout Holding Corp.
	85,303,618	4.500	04/09/21	74,071,691
	16,750,000	7.750	04/11/22	12,813,750

				86,885,441

	Pharmaceuticals – 0.2%
	Salix Pharmaceuticals Ltd.
	4,884,868	5.500	01/02/20	4,884,868

	Senior Term Loans(l) – (continued)
	Pharmaceuticals – (continued)
	Valeant Pharmaceuticals International, Inc.
	$22,704,669	4.000%	03/10/22	$22,800,028
	29,642,206	4.000	03/13/22	29,766,704

				57,451,600

	Restaurants – 0.2%
	1011778 B.C. Unlimited Liability Co.
	38,845,962	4.500	12/12/21	39,212,668
	Seminole Hard Rock Entertainment, Inc.
	11,765,981	3.500	05/14/20	11,692,443

				50,905,111

	Retailers – 0.7%
	Burlington Coat Factory Warehouse Corp.
	22,124,375	4.250	08/13/21	22,244,289
	Dollar Tree, Inc.
	19,475,000	4.250	03/09/22	19,672,477
	Neiman Marcus Group Ltd., Inc.
	9,974,811	4.250	10/25/20	9,935,510
	PetSmart, Inc.
	27,700,000	5.000	03/11/22	27,900,271
	The Men’s Wearhouse, Inc.
	16,605,125	4.500	06/18/21	16,667,394
	True Religion Apparel, Inc.
	57,140,833	5.875	07/30/19	51,045,621
	8,400,000	11.000	01/29/20	7,140,000

				154,605,562

	Services Cyclical – Business Services – 0.3%
	ADS Waste Holdings, Inc.
	52,330,068	3.750	10/09/19	51,704,200
	First Data Corp.
	23,500,000	3.674	03/24/17	23,485,430

				75,189,630

	Services Cyclical – Consumer Services – 0.0%
	Bright Horizons Family Solution, Inc.
	3,437,658	4.000	01/30/20	3,445,015

	Technology – 0.2%
	CDW LLC
	24,351,668	3.250	04/29/20	24,111,317
	Riverbed Technology, Inc.
	15,275,000	6.000	02/19/22	15,412,475

				39,523,792

	Technology – Software – 0.2%
	BMC Software Finance, Inc.
	41,682,759	5.000	09/10/20	40,744,897
	Renaissance Learning, Inc.
	1,700,000	8.000	04/11/22	1,646,161

				42,391,058

	Technology – Software/Services – 0.1%
	Avago Technologies Cayman Ltd.
	14,146,893	3.750	05/06/21	14,167,264

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(l) – (continued)
Utilities – Electric – 0.1%
Calpine Corp.
$7,436,269	4.000%	04/01/18	$7,449,432
9,974,425	4.000	10/09/19	9,988,189

			17,437,621

Wireless Telecommunications – 0.1%
Crown Castle Operating Co.
5,056,820	3.000	01/31/21	5,040,790
Intelsat Jackson Holdings Ltd.
22,730,000	3.750	06/30/19	22,633,398

			27,674,188

TOTAL SENIOR TERM LOANS
(Cost $1,480,255,893)			$1,455,009,783

Shares	Rate	Value

Preferred Stocks – 0.7%
Banks – 0.4%
Citigroup Capital XIII(b)
$797,300	7.875%	$21,144,396
ING Groep NV
707,693	6.125	17,975,402
248,139	6.200	6,297,768
300,962	6.375	7,692,589
Morgan Stanley(b)
1,700,000	6.375	44,268,000

Diversified Financial Services(b) – 0.3%
GMAC Capital Trust I
2,329,998	8.125	61,162,447
Merrill Lynch Capital Trust II
80,976	6.450	2,068,937

TOTAL PREFERRED STOCKS – 0.7%
(Cost $161,229,589)		$160,609,539

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 1.0%
Interest Rate Swaptions
Citibank NA Put – OTC – 5 year Interest Rate Swap Strike Price 1.957%
$630,100,000	1.957%	08/24/15	$11,183,267
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 1.957%
630,100,000	1.957	08/24/15	3,540,658
Citibank NA Put – OTC – 5 year Interest Rate Swap Strike Price 2.128%
318,100,000	2.128	02/22/16	7,074,290
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.128%
318,100,000	2.128	02/22/16	3,618,547

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Citibank NA Put – OTC – 5 year Interest Rate Swap Strike Price 2.177%
$319,400,000	2.177%	02/22/16	$7,586,740
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.177%
319,400,000	2.177	02/22/16	3,358,459
Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.145%
637,200,000	2.145	02/22/16	14,508,024
Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.145%
637,200,000	2.145	02/22/16	7,050,809
Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.078%
404,600,000	2.078	02/26/16	8,412,039
Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.078%
404,600,000	2.078	02/26/16	5,072,268
Deutsche Bank AG Put – OTC – 7 year Interest Rate Swap Strike Price 2.374%
350,000,000	2.374	02/17/16	11,639,565
Deutsche Bank AG Call – OTC – 7 year Interest Rate Swap Strike Price 2.374%
350,000,000	2.374	02/17/16	4,816,560
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.510%
269,500,000	2.510	02/18/16	11,815,823
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.510%
269,500,000	2.510	02/18/16	5,324,646
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.513%
259,000,000	2.513	02/19/16	11,401,076
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.513%
259,000,000	2.513	02/19/16	5,117,167
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.465%
205,100,000	2.465	02/22/16	8,479,039
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.465%
205,100,000	2.465	02/22/16	4,402,615
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.458%
255,900,000	2.458	02/23/16	10,481,357
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.458%
255,900,000	2.458	02/23/16	5,584,582
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.383%
140,300,000	2.383	02/26/16	5,193,064
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.383%
140,300,000	2.383	02/26/16	3,493,751

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
JPMorgan Securities, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.650%
$633,800,000	2.650%	02/23/16	$2,956,740
JPMorgan Securities, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.666%
633,800,000	2.666	02/23/16	2,870,163
JPMorgan Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 2.750%
320,000,000	2.750	02/19/16	4,180,000
JPMorgan Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 2.953%
329,400,000	2.953	02/19/16	2,944,408
JPMorgan Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 2.975%
323,300,000	2.975	02/19/16	2,766,737
JPMorgan Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.000%
329,800,000	3.000	02/19/16	2,688,266
JPMorgan Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 2.973%
642,600,000	2.973	02/22/16	5,567,615
Morgan Stanley Capital Services, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 2.140%
330,600,000	2.140	02/23/16	7,479,263
Morgan Stanley Capital Services, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.140%
330,600,000	2.140	02/23/16	3,706,191
Morgan Stanley Capital Services, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 2.040%
599,200,000	2.040	02/24/16	11,813,707
Morgan Stanley Capital Services, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.040%
599,200,000	2.040	02/24/16	7,875,885
Morgan Stanley Capital Services, Inc. Put – OTC – 7 year Interest Rate Swap Strike Price 2.307%
330,600,000	2.308	02/23/16	10,069,646
Morgan Stanley Capital Services, Inc. Call – OTC – 7 year Interest Rate Swap Strike Price 2.307%
330,600,000	2.308	02/23/16	5,178,750

TOTAL OPTIONS PURCHASED
(Cost $254,377,047)			$229,251,717

Shares	Description	Value

Investment Company(n) – 1.4%
325,124,425	Goldman Sachs Financial Square Government Fund – FST Shares
(Cost $325,124,425)		$325,124,425

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 3.9%
Certificates of Deposit – 0.4%
Apache Corp.
$39,000,000	0.639%	04/09/15	$38,994,540
Carnival Corp.
31,000,000	0.497	04/02/15	30,999,578
Mondelez International, Inc.
25,000,000	0.517	04/21/15	24,992,917

			94,987,035

Repurchase Agreement – 3.5%
Citigroup Global Markets, Inc.
350,000,000	1.170	06/26/15	350,000,000
Maturity Value: $351,080,625
Settlement Date: 03/23/2015
Collateralized by various mortgage obligations, 0.341% 8.150%, due 03/15/19 to 10/18/52. The aggregate market value of the collateral, including accrued interest, was $420,000,000.
Jefferies Repo
100,000,000	1.278	09/30/15	100,000,000
Maturity Value: $100,653,200
Settlement Date: 03/30/2015
Collateralized by various mortgage obligations, 0.000% to 9.200%, due 11/15/19 to 04/15/55. The aggregate market value of the collateral, including accrued interest, was $124,070,833.
Morgan Stanley
100,000,000	1.170	06/26/15	100,000,000
Maturity Value: $100,308,750
Settlement Date: 3/23/2015

Collateralized by Caledonia Generating LLC., 1.950%, due
02/28/22 and various mortgage obligations, 0.420% to 5.623,
due 11/15/16 to 04/10/49. The aggregate market value of the
collateral, including accrued interest, was $108,000,002.

Nomura Tri Party Repo
125,000,000	0.974	10/01/15	125,000,000
Maturity Value: $125,595,222
Settlement Date: 4/8/2015
Collateralized by various mortgage obligations, 1.381% to 6.250%, due 10/25/23 to 04/12/49. The aggregate market value of the collateral, including accrued interest, was $134,253,487.
125,000,000	1.174	10/01/15	125,000,000
Maturity Value: $125,717,444
Settlement Date: 4/8/2015
Collateralized by various mortgage obligations, 0.271% to 5.500%, due 12/01/19 to 06/25/47. The aggregate market value of the collateral, including accrued interest, was $140,901,461.

			800,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $894,987,035)			$894,987,035

TOTAL INVESTMENTS – 99.4%
(Cost $23,148,688,024)			$22,983,670,905

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%			141,149,540

NET ASSETS – 100.0%			$23,124,820,445

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2015

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2015.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,198,006,094, which represents approximately 22.5% of net assets as of March 31, 2015.
(d)	Pay-in-kind securities.
(e)	Security is currently in default and/or non-income producing.
(f)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $120,907,812 which represents approximately 0.5% of net assets as of March 31, 2015.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at March 31, 2015.
(j)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $574,653,884 which represents 2.5% of net assets as of March 31, 2015.
(k)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(l)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at March 31, 2015. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(m)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Represents an Affiliated Fund.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
UK-RPI	—United Kingdom Retail Price Index
WIBOR	—Warsaw Interbank Offered Rate

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	COP/USD	04/13/15	$39,438,613	$491,613
	EUR/USD	06/17/15	154,875,363	174,520
	HUF/EUR	06/17/15	27,513,137	705,953
	MXN/USD	06/17/15	122,824,757	1,659,195
	PLN/EUR	06/17/15	37,672,851	132,710
	USD/AUD	06/17/15	76,351,329	1,432,027
	USD/CHF	05/12/15	29,979,569	387,978
	USD/COP	04/30/15	9,274,087	148,913
	USD/EUR	04/28/15	894,717,792	11,714,025
	USD/PLN	04/22/15	11,696,556	276,830
Barclays Bank PLC	EUR/GBP	06/17/15	80,294,565	876,603
	EUR/USD	04/28/15	7,955,453	117,615
	GBP/EUR	06/17/15	114,443,704	1,011,665
	KRW/USD	04/02/15	79,263,404	1,311,404
	KRW/USD	04/20/15	78,810,541	1,599,030
	PLN/EUR	06/17/15	37,855,839	346,443
	SEK/NZD	06/17/15	12,496,029	62,037
	USD/BRL	04/17/15	143,307,195	28,104,390
	USD/EUR	06/17/15	150,314,251	2,839,827
	USD/KRW	04/27/15	76,500,700	372,300
	USD/NZD	06/17/15	12,496,029	76,788
BNP Paribas SA	USD/EUR	06/17/15	76,490,990	734,715
Citibank NA	EUR/GBP	06/17/15	38,851,624	242,072
	MXN/USD	06/17/15	79,737,249	1,785,249
	TRY/USD	06/17/15	36,133,464	67,996
	USD/AUD	06/17/15	77,315,929	224,927
	USD/CAD	06/17/15	153,969,179	1,460,821
	USD/EUR	04/28/15	312,290,454	2,905,941
	USD/EUR	06/17/15	127,671,989	1,336,088
	USD/GBP	04/13/15	39,472,964	165,534
	USD/MYR	04/30/15	37,905,067	264,933
	USD/NZD	04/15/15	101,552,812	733,387
	USD/TRY	06/17/15	78,200,121	61,879
Credit Suisse International (London)	CLP/USD	04/24/15	39,218,696	671,196
	INR/USD	04/27/15	37,971,156	64,156
	USD/COP	04/10/15	38,759,214	313,786
	USD/RUB	04/30/15	76,083,179	134,821
Deutsche Bank AG (London)	CAD/USD	06/17/15	38,985,594	385,594
	HUF/EUR	06/17/15	81,300,336	1,332,502
	INR/USD	04/13/15	79,125,220	818,220
	INR/USD	04/20/15	61,818,648	805,333
	MXN/USD	06/17/15	19,814,956	99,956
	NZD/USD	06/17/15	156,403,848	1,968,866
	PLN/EUR	06/17/15	39,402,623	772,731
	SEK/NZD	06/17/15	12,496,029	7,526
	USD/CAD	05/12/15	189,994,382	2,688,672
	USD/EUR	06/17/15	93,218,214	1,911,831
	USD/MXN	04/30/15	99,834,662	3,795,438
	USD/MXN	05/21/15	81,776,880	1,626,003
	USD/SGD	06/17/15	154,416,090	597,910

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
HSBC Bank PLC	EUR/GBP	06/17/15	$155,447,957	$2,071,040
	EUR/NOK	06/17/15	73,975,845	82,485
	EUR/SEK	06/17/15	77,046,452	1,339,325
	EUR/USD	06/17/15	79,385,287	1,126,008
	USD/BRL	04/02/15	35,162,988	3,649,169
	USD/BRL	04/17/15	140,028,760	26,758,228
JPMorgan Chase Bank (London)	CAD/USD	06/17/15	76,945,257	311,257
	EUR/SEK	06/17/15	78,111,523	853,029
	MXN/USD	04/24/15	103,400,220	2,356,780
	MXN/USD	06/17/15	122,247,440	1,134,813
	USD/CAD	06/17/15	155,082,533	1,260,467
	USD/GBP	04/13/15	918,691,935	30,928,447
	USD/KRW	04/02/15	79,073,668	656,543
	USD/MYR	04/23/15	77,081,258	32,742
	USD/TWD	05/08/15	64,253,658	130,211
Merrill Lynch International Bank Ltd.	USD/MXN	06/04/15	17,536,094	192,884
Morgan Stanley & Co. International PLC	BRL/USD	04/02/15	124,740,050	1,883,050
	EUR/USD	06/17/15	231,503,056	3,360,055
	INR/USD	04/20/15	61,818,648	795,692
	RUB/USD	04/13/15	41,379,588	3,254,555
	TRY/USD	06/17/15	76,355,375	837,921
	USD/BRL	04/02/15	75,630,536	1,676,464
	USD/MXN	04/23/15	141,759,875	5,708,578
Royal Bank of Canada	CAD/USD	06/17/15	115,498,551	745,551
	GBP/USD	04/13/15	14,177,045	42,512
	INR/USD	04/15/15	40,989,239	457,429
	MXN/USD	04/24/15	145,971,601	1,585,395
	USD/BRL	04/02/15	70,281,974	4,036,026
	USD/CAD	06/17/15	38,624,075	506,925
	USD/EUR	04/28/15	476,622,552	6,146,672
	USD/MXN	05/28/15	39,667,649	822,689
	USD/MXN	06/25/15	31,352,396	664,923
	USD/SEK	05/13/15	133,145,241	2,721,468
Royal Bank of Scotland PLC	AUD/USD	06/17/15	75,963,062	115,584
	INR/USD	04/13/15	128,002,300	497,173
	TRY/USD	06/17/15	78,466,403	921,403
	USD/CAD	06/17/15	77,877,134	74,866
	USD/TRY	06/17/15	115,883,997	298,003
Standard Chartered Bank	INR/USD	04/27/15	62,218,683	25,720
	SGD/USD	06/17/15	78,438,020	544,020
State Street Bank (London)	CAD/USD	06/17/15	39,079,897	454,606
	MXN/USD	06/17/15	133,410,042	2,718,643
UBS AG (London)	BRL/USD	04/02/15	39,018,491	266,491
	EUR/USD	06/17/15	234,526,658	4,286,464
	JPY/USD	06/17/15	77,836,114	741,114
	USD/BRL	04/02/15	121,046,630	9,097,370
	USD/EUR	04/28/15	53,115,876	1,123,140
	USD/IDR	05/29/15	39,254,480	471,861

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Westpac Banking Corp.	JPY/USD	06/17/15	$76,415,154	$877,153
	USD/AUD	06/17/15	75,920,595	755,480
	USD/JPY	04/20/15	91,284,486	323,792
	USD/NOK	05/13/15	23,573,212	888,256
	USD/NZD	06/17/15	75,293,684	1,231,149
	USD/SGD	06/17/15	110,004,696	147,132
TOTAL			$215,808,702

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	AUD/USD	06/17/15	$82,426,341	$(860,437)
	EUR/PLN	06/17/15	76,448,382	(104,859)
	EUR/USD	06/17/15	75,582,510	(1,223,694)
	MXN/USD	04/24/15	129,774,317	(74,272)
	USD/CAD	06/17/15	78,192,113	(298,113)
	USD/EUR	06/17/15	156,473,814	(1,163,915)
Barclays Bank PLC	BRL/USD	04/02/15	36,118,445	(3,139,555)
	EUR/USD	04/28/15	132,194,409	(2,128,557)
	EUR/USD	06/17/15	134,125,641	(767,648)
	GBP/USD	04/13/15	62,429,731	(2,057,437)
	GBP/USD	06/17/15	80,904,479	(1,114,298)
	JPY/USD	04/20/15	88,202,349	(306,416)
	MXN/USD	04/24/15	3,846,565	(36,994)
	USD/AUD	06/17/15	77,630,638	(243,013)
	USD/EUR	06/17/15	160,899,963	(2,706,026)
	USD/MYR	04/10/15	77,314,601	(114,601)
	USD/MYR	05/05/15	76,238,114	(19,114)
	USD/TWD	04/23/15	77,588,776	(537,776)
BNP Paribas SA	GBP/EUR	06/17/15	79,079,727	(2,127,544)
	JPY/USD	06/17/15	76,306,895	(408,105)
	USD/EUR	06/17/15	77,526,485	(337,284)
Citibank NA	CAD/USD	06/17/15	37,879,852	(290,148)
	GBP/USD	04/13/15	719,478,066	(25,627,764)
	KRW/USD	04/24/15	74,143,650	(1,757,915)
	TRY/USD	06/17/15	37,673,161	(762,839)
	USD/CAD	06/17/15	38,699,181	(174,181)
	USD/EUR	06/17/15	235,388,852	(2,682,775)
	USD/KRW	04/23/15	77,767,591	(716,591)
	USD/TWD	05/04/15	67,841,480	(57,480)
Credit Suisse International (London)	IDR/USD	05/29/15	38,916,256	(512,744)
	USD/COP	04/13/15	39,158,994	(4,994)
	USD/COP	04/24/15	24,747,520	(253,325)
	USD/JPY	06/17/15	117,696,900	(1,219,900)
	USD/MXN	04/24/15	418,913,837	(5,721,483)
Deutsche Bank AG (London)	MXN/USD	04/24/15	25,680,895	(520,373)
	MXN/USD	06/17/15	37,757,840	(678,160)
	USD/JPY	06/17/15	154,788,317	(525,317)
	USD/KRW	04/20/15	79,377,076	(1,425,452)
	USD/MXN	06/18/15	141,239,105	(1,467,716)

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Deutsche Bank AG (London) (continued)	USD/NZD	06/17/15	$12,496,029	$(4,925)
	USD/THB	04/16/15	55,399,735	(833,335)
	USD/ZAR	06/17/15	39,476,326	(876,326)
HSBC Bank PLC	GBP/USD	04/13/15	10,852,674	(420,838)
	JPY/USD	06/17/15	76,339,641	(230,359)
	SEK/EUR	06/17/15	76,483,454	(546,034)
	USD/BRL	04/02/15	905,330	(23,442)
	USD/CNH	06/17/15	369,909,919	(3,743,919)
	USD/JPY	06/17/15	77,633,344	(538,344)
	USD/MXN	06/11/15	102,736,255	(2,027,974)
	USD/MYR	04/24/15	77,329,475	(298,475)
	USD/PEN	04/13/15	39,236,351	(260,351)
	USD/TWD	05/08/15	96,163,710	(180,801)
	ZAR/USD	04/24/15	13,783,635	(329,410)
JPMorgan Chase Bank (London)	BRL/USD	04/02/15	23,278,622	(107,378)
	EUR/NOK	06/17/15	76,531,655	(291,466)
	EUR/USD	06/17/15	150,468,590	(2,833,711)
	JPY/USD	06/17/15	76,556,979	(164,021)
	SEK/EUR	06/17/15	79,197,323	(1,186,322)
	SEK/USD	05/13/15	134,183,578	(2,702,927)
	TRY/USD	06/17/15	38,019,489	(416,511)
	USD/COP	04/13/15	12,770,795	(272,102)
	USD/JPY	06/17/15	350,618,470	(3,144,012)
	USD/MXN	07/02/15	61,928,994	(245,314)
Morgan Stanley & Co. International PLC	BRL/USD	04/02/15	82,564,598	(6,906,402)
	INR/USD	04/27/15	41,354,411	(2,731)
	RUB/USD	04/20/15	32,705,524	(7,476)
	USD/BRL	04/02/15	38,370,717	(162,717)
	USD/CNH	06/17/15	104,255,195	(1,514,690)
	USD/RUB	04/13/15	41,379,588	(1,858,588)
	USD/RUB	04/20/15	41,231,418	(2,633,418)
	USD/ZAR	06/17/15	31,149,680	(285,680)
	ZAR/USD	06/17/15	76,973,756	(1,895,788)
Royal Bank of Canada	BRL/USD	04/02/15	36,977,590	(2,173,410)
	CAD/USD	06/17/15	153,348,556	(1,366,444)
	GBP/USD	04/13/15	13,780,075	(331,538)
	USD/CAD	06/17/15	35,635,525	(295,525)
	USD/JPY	06/17/15	156,561,390	(1,851,390)
	USD/MXN	10/01/15	61,571,876	(210,618)
Royal Bank of Scotland PLC	AUD/USD	06/17/15	37,826,452	(127,402)
	MXN/USD	06/17/15	211,300,169	(1,573,633)
	USD/TRY	06/17/15	113,919,241	(894,241)
	ZAR/USD	06/17/15	34,942,710	(919,523)
Standard Chartered Bank	EUR/USD	06/17/15	76,106,716	(227,109)
	USD/EUR	06/17/15	157,437,191	(2,614,149)
	USD/MXN	04/24/15	418,913,837	(6,599,879)
	USD/ZAR	06/17/15	156,100,804	(1,955,788)
	ZAR/USD	06/17/15	37,602,791	(757,209)
State Street Bank (London)	JPY/USD	06/17/15	172,369,273	(2,186,727)
	NZD/USD	06/17/15	75,392,369	(207,031)
	USD/MXN	06/17/15	77,412,428	(361,428)
	USD/NZD	06/17/15	156,297,001	(2,684,135)
	ZAR/USD	06/17/15	76,485,201	(1,972,087)

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
UBS AG (London)	BRL/USD	04/02/15	38,415,038	(20,962)
	EUR/USD	06/17/15	75,742,893	(555,693)
	USD/AUD	06/17/15	78,191,339	(289,002)
	USD/BRL	04/02/15	39,714,659	(1,116,659)
	USD/CAD	06/17/15	78,400,675	(701,675)
	USD/KRW	04/17/15	157,872,505	(2,206,456)
	USD/SGD	06/17/15	50,219,298	(168,290)
Westpac Banking Corp.	AUD/USD	06/17/15	73,659,244	(2,630,957)
	CAD/CHF	06/17/15	69,201,414	(1,994,051)
	CAD/USD	05/12/15	185,762,863	(2,571,517)
	JPY/USD	04/20/15	85,549,453	(610,306)
	MYR/USD	04/10/15	76,179,420	(793,738)
	NZD/USD	04/15/15	109,238,342	(796,208)
	USD/AUD	06/17/15	39,046,611	(314,803)
TOTAL				$(145,194,185)

FUTURES CONTRACTS — At March 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(12)	September 2015	$(2,985,600)	$(5,437)
French 10 Year Government Bonds	(2,676)	June 2015	(449,013,565)	(6,641,577)
Ultra Long U.S. Treasury Bonds	(3,478)	June 2015	(590,825,250)	(8,654,222)
Italian 10 Year Government Bonds	641	June 2015	96,892,720	40,424
2 Year U.S. Treasury Notes	3	June 2015	657,469	229
10 Year U.S. Treasury Notes	(10,062)	June 2015	(1,297,054,688)	(533,124)
TOTAL				$(15,793,707)

SWAP CONTRACTS — At March 31, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	KRW	57,343,520		11/04/17	2.060%	3 month KWCDC	$478,763
		62,976,210		07/25/23	3 month KWCDC	3.352%	(6,271,485)
	MYR	106,220	(a)	09/18/23	3 month KLIBOR	4.945	(800,472)
		204,060	(a)	09/19/23	3 month KLIBOR	4.680	(959,321)
		76,770	(a)	11/01/23	4.780	3 month KLIBOR	430,784
	KRW	12,749,890		11/27/23	3 month KWCDC	3.450	(1,383,633)
	MXN	453,760	(a)	08/19/24	7.260	Mexico Interbank TIIE 28 Days	371,787
	GBP	32,010		12/09/24	12 month UK-RPI	3.150	(1,784,942)
	MYR	82,620	(a)	12/12/24	4.850	3 month KLIBOR	414,684
	GBP	32,010		12/09/29	3.377	12 month UK-RPI	2,732,370
		24,900		12/09/39	3.568	12 month UK-RPI	3,584,666
		24,900		12/09/44	12 month UK-RPI	3.565	(4,358,618)

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Barclays Bank PLC	KRW	217,875,100		11/07/17	2.034%	3 month KWCDC	$1,691,609
		16,826,730		05/10/23	3 month KWCDC	2.735%	(905,027)
		19,262,500		05/20/23	3 month KWCDC	2.830	(1,163,231)
		19,262,500		05/20/23	3 month KWCDC	2.840	(1,176,855)
		6,800,000		08/09/23	3 month KWCDC	3.440	(718,990)
	MYR	31,310		08/14/23	3 month KLIBOR	4.485	(304,058)
Citibank NA	KRW	106,583,770		10/06/17	2.239	3 month KWCDC	1,353,369
		7,061,700		10/14/17	2.240	3 month KWCDC	89,683
		136,480,620		10/28/17	2.173	3 month KWCDC	1,512,865
	MYR	112,250		09/17/18	3 month KLIBOR	3.830	(131,362)
		42,800		09/24/18	3 month KLIBOR	3.785	(32,734)
		169,560		11/19/18	3 month KLIBOR	3.915	(323,387)
		51,130		11/21/18	3 month KLIBOR	3.960	(120,810)
	KRW	98,915,810		08/08/23	3 month KWCDC	3.450	(10,544,125)
		8,854,260		08/16/23	3 month KWCDC	3.485	(964,690)
	MYR	36,600		11/15/23	3 month KLIBOR	4.450	(331,970)
		219,660	(a)	11/15/23	5.040	3 month KLIBOR	1,827,874
	KRW	28,266,470		01/07/24	3 month KWCDC	3.472	(3,198,274)
	MYR	182,510	(a)	01/06/25	3 month KLIBOR	4.321	72,911
		182,510	(a)	01/06/25	4.765	3 month KLIBOR	746,138
Credit Suisse International (London)	BRL	36,980		01/02/18	11.935	1 month Brazilian Interbank Deposit Average	(234,541)
		117,740		01/04/21	12.443	1 month Brazilian Interbank Deposit Average	(258,397)
Deutsche Bank AG		218,630		01/04/16	11.230	1 month Brazilian Interbank Deposit Average	(1,053,738)
		349,950		01/02/17	12.398	1 month Brazilian Interbank Deposit Average	(53,614)
	KRW	55,677,880		03/03/17	2.850	3 month KWCDC	1,145,934
		90,740,230		10/06/17	2.245	3 month KWCDC	1,166,158
		111,467,390		10/13/17	2.248	3 month KWCDC	1,434,855
		278,210,230		10/15/17	2.253	3 month KWCDC	3,618,578
		34,254,690		11/04/17	2.075	3 month KWCDC	298,619
	BRL	40		01/02/18	11.900	1 month Brazilian Interbank Deposit Average	(263)
	MYR	112,770		09/13/18	3 month KLIBOR	3.920	(222,664)
		50,380		11/14/18	3 month KLIBOR	3.880	(82,521)
		477,120		03/12/19	3 month KLIBOR	4.027	(1,421,366)
	BRL	99,530		01/04/21	12.240	1 month Brazilian Interbank Deposit Average	(392,451)
		132,660		01/04/21	12.445	1 month Brazilian Interbank Deposit Average	(287,802)

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Deutsche Bank AG (continued)	BRL	227,990		01/04/21	13.020%	1 month Brazilian Interbank Deposit Average	$666,999
		294,740		01/04/21	12.040	1 month Brazilian Interbank Deposit Average	(1,726,568)
		315,570		01/04/21	12.648	1 month Brazilian Interbank Deposit Average	(32,286)
		538,190		01/04/21	13.296	1 month Brazilian Interbank Deposit Average	2,860,524
	KRW	19,262,510		05/15/23	3 month KWCDC	2.815%	(1,143,351)
	MYR	26,840		08/14/23	3 month KLIBOR	4.490	(263,278)
	KRW	26,410,690		09/06/23	3 month KWCDC	3.570	(3,036,053)
	MYR	194,330	(a)	11/13/23	5.075	3 month KLIBOR	1,690,725
	KRW	31,522,520		11/14/23	3 month KWCDC	3.415	(3,345,339)
		39,978,650		11/22/23	3 month KWCDC	3.473	(4,412,038)
		71,090,000		12/17/23	3 month KWCDC	3.456	(7,751,973)
		20,035,410		01/14/24	3 month KWCDC	3.433	(2,204,470)
	MXN	406,100	(a)	08/16/24	7.265	Mexico Interbank TIIE 28 Days	338,785
		467,590	(a)	10/03/24	7.280	Mexico Interbank TIIE 28 Days	384,274
	MYR	194,450	(a)	01/06/25	4.780	3 month KLIBOR	824,432
JPMorgan Securities, Inc.	KRW	230,094,560		03/05/17	2.889	3 month KWCDC	4,905,647
	MYR	113,040		11/26/18	3 month KLIBOR	3.955	(261,218)
		254,240		12/11/18	3 month KLIBOR	3.972	(620,466)
	BRL	54,570		01/04/21	12.570	1 month Brazilian Interbank Deposit Average	(45,406)
		90,240		01/04/21	12.483	1 month Brazilian Interbank Deposit Average	(164,522)
		108,600		01/04/21	12.590	1 month Brazilian Interbank Deposit Average	(50,489)
	MYR	34,420		08/15/23	3 month KLIBOR	4.520	(358,009)
	KRW	11,159,200		08/19/23	3 month KWCDC	3.563	(1,278,826)
	MYR	64,380		09/26/23	3 month KLIBOR	4.330	(422,533)
	KRW	31,495,660		10/31/23	3 month KWCDC	3.230	(2,914,176)
		62,836,430		11/06/23	3 month KWCDC	3.320	(6,227,562)
		18,223,710		11/13/23	3 month KWCDC	3.415	(1,933,783)
		34,996,240		01/15/24	3 month KWCDC	3.445	(3,882,695)
		38,722,640		01/16/24	3 month KWCDC	3.457	(4,329,762)
		54,917,425		01/17/24	3 month KWCDC	3.440	(6,073,414)
		25,805,850		01/27/24	3 month KWCDC	3.383	(2,735,186)
		8,900,000		12/18/28	3 month KWCDC	3.495	(1,348,216)
Morgan Stanley & Co. International PLC		19,402,350		10/13/17	2.250	3 month KWCDC	250,945
		113,180,350		10/13/17	2.245	3 month KWCDC	1,449,966

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Morgan Stanley & Co. International PLC (continued)	KRW	14,081,670		10/14/17	2.250%	3 month KWCDC	$182,295
		14,081,680		10/14/17	2.245	3 month KWCDC	180,566
		53,882,840		10/28/17	2.168	3 month KWCDC	589,163
		132,770,610		10/29/17	2.175	3 month KWCDC	1,478,055
	MYR	67,180		11/20/18	3 month KLIBOR	3.934%	(141,844)
	BRL	54,910		01/04/21	12.216	1 month Brazilian Interbank Deposit Average	(228,881)
		63,100		01/04/21	1 month Brazilian Interbank Deposit Average	11.980	395,058
		102,370		01/04/21	12.185	1 month Brazilian Interbank Deposit Average	(457,089)
		106,750		01/04/21	12.430	1 month Brazilian Interbank Deposit Average	(207,500)
		108,230		01/04/21	12.480	1 month Brazilian Interbank Deposit Average	(164,234)
		108,600		01/04/21	12.580	1 month Brazilian Interbank Deposit Average	(60,763)
		120,410		01/04/21	12.970	1 month Brazilian Interbank Deposit Average	299,465
		123,590		01/04/21	12.263	1 month Brazilian Interbank Deposit Average	(438,729)
		156,780		01/04/21	12.527	1 month Brazilian Interbank Deposit Average	(194,110)
		311,170		01/04/21	12.190	1 month Brazilian Interbank Deposit Average	(1,373,304)
	KRW	36,546,310		06/27/23	3 month KWCDC	3.413	(3,713,397)
		8,653,900		08/16/23	3 month KWCDC	3.485	(942,860)
	MYR	198,250	(a)	09/19/23	3 month KLIBOR	4.699	(971,710)
		116,840	(a)	09/20/23	3 month KLIBOR	4.802	(701,014)
TOTAL							$(66,169,849)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
NOK	13,536,110	(a)	05/11/17	1.000%	3 month NIBOR	$(3,775,378)	$(2,221,833)
	$707,920	(a)	06/17/17	1.250	3 month LIBOR	1,269,732	3,088,577
	1,812,400	(a)	06/17/17	3 month LIBOR	1.250%	(3,017,689)	(8,140,351)
GBP	462,190	(a)	06/17/17	6 month BP	1.750	(8,101,480)	(2,763,629)
	$1,050,800	(a)	06/17/18	3 month LIBOR	1.750	(8,011,364)	(8,099,606)
PLN	285,790		06/17/19	3.048	6 month WIBOR	1,269,060	3,830,882
	285,790		06/17/19	6 month WIBOR	3.045	403	(5,089,932)
EUR	127,140		06/18/19	6 month EURO	1.250	(3,130,839)	(4,233,309)
	376,220	(a)	06/17/20	0.750	6 month EURO	9,697,472	137,680
	$2,528,080	(a)	06/17/20	3 month LIBOR	2.250	(46,054,053)	(30,650,928)
SEK	3,441,440	(a)	06/17/20	3 month STIBOR	0.500	(963,900)	8,449
NZD	273,130	(a)	06/17/20	3.500	3 month NZDOR	(1,186,395)	(3,922)
	$2,507,800	(a)	06/17/22	3 month LIBOR	2.500	(74,445,032)	(31,369,332)
JPY	171,059,370	(a)	12/19/23	1.250	6 month JYOR	(32,302,161)	70,173,694
	$683,875	(a)	12/19/23	4.500	3 month LIBOR	35,733,779	26,867,796
MXN	140,000	(a)	10/04/24	7.380	Mexico Interbank TIIE 28 Days	52	148,285
	567,530	(a)	12/03/24	7.385	Mexico Interbank TIIE 28 Days	193	573,919
	349,780	(a)	12/03/24	7.390	Mexico Interbank TIIE 28 Days	119	357,857
	496,080	(a)	12/04/24	7.460	Mexico Interbank TIIE 28 Days	168	589,209
	60,000	(a)	12/04/24	7.480	Mexico Interbank TIIE 28 Days	20	74,104
NOK	2,250,445	(a)	12/18/24	3 month NIBOR	3.500	(55,842,112)	40,086,762
NZD	85,540	(a)	12/18/24	3 month NZDOR	4.000	(234,897)	(10,606)
AUD	725,300	(a)	12/18/24	6 month AUDOR	4.500	(45,986,254)	13,627,975
CHF	131,930	(a)	12/18/24	6 month CHFOR	1.500	(23,362,882)	17,458,050
EUR	1,567,540	(a)	12/18/24	6 month EURO	1.500	(64,917,896)	10,585,534
GBP	170,860	(a)	12/18/24	6 month BP	2.250	(1,759,784)	(757,975)
MXN	455,130	(a)	02/11/25	Mexico Interbank TIIE 28 Days	6.780	90	213,632
EUR	348,930	(a)	02/20/25	1.100%	6 month EURO	1,317,396	3,059,649
JPY	45,555,200	(a)	02/20/25	6 month JYOR	0.900	(503,200)	21,838
EUR	1,395,940	(a)	02/27/25	1.150	6 month EURO	4,490,035	16,588,746
ZAR	711,560	(a)	03/10/25	8.740	3 month JIBAR	703	616,869
	958,380	(a)	03/13/25	8.651	3 month JIBAR	938	628,327
	732,970	(a)	03/18/25	8.530	3 month JIBAR	742	269,276
JPY	93,563,745	(a)	06/17/25	0.750	6 month JYOR	9,795,631	1,409,083
	$283,450	(a)	06/17/25	2.750	3 month LIBOR	11,211,989	6,177,442
SEK	207,300	(a)	06/17/25	3 month STIBOR	1.500	(587,763)	(568,186)
NZD	18,500	(a)	06/17/25	3.750	3 month NZDOR	(166,481)	155,857
AUD	225,480	(a)	06/17/25	6 month AUDOR	3.000	(1,841,416)	(2,551,990)
CAD	64,200	(a)	06/17/25	6 month CDOR	2.750	(3,009,186)	(1,187,499)
EUR	441,300	(a)	06/17/25	6 month EURO	1.500	(36,438,485)	(7,127,420)
GBP	47,310	(a)	06/17/25	6 month BP	1.500	3,993,213	(2,584,357)
JPY	21,860,260	(a)	12/16/25	1.000	6 month JYOR	246,588	(2)
	58,978,810	(a)	02/20/30	1.700	6 month JYOR	1,192,916	2,145,668
EUR	458,580	(a)	02/20/30	6 month EURO	1.500	(2,319,847)	(7,785,603)

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	1,292,440	(a)	02/27/30	6 month EURO	1.350%	$(9,611,073)	$(42,204,456)
	$1,426,200	(a)	06/17/30	3 month LIBOR	2.250	40,115,441	(35,735,581)
JPY	51,786,420	(a)	12/18/34	2.250%	6 month JYOR	2,158,917	16,749,354
	$940,260	(a)	12/18/34	3.750	3 month LIBOR	39,481,352	32,752,242
CAD	34,690	(a)	12/18/34	3.750	6 month CDOR	1,530,095	(32,677)
EUR	924,730	(a)	12/18/34	6 month EURO	2.250	(72,540,047)	(40,656,094)
GBP	214,740	(a)	12/18/34	6 month BP	3.250	(25,042,956)	(872,489)
EUR	374,270	(a)	02/27/35	1.400	6 month EURO	3,028,953	21,707,575
GBP	4,800	(a)	06/08/37	6 month BP	2.100	(174,493)	(11,785)
	11,800	(a)	04/15/39	6 month BP	2.060	(319,651)	(28,854)
JPY	43,142,780	(a)	12/20/44	2.250	6 month JYOR	1,927,567	7,468,699
CAD	58,070	(a)	12/20/44	2.750	6 month CDOR	112,986	443,318
	$511,285	(a)	12/20/44	3.500	3 month LIBOR	19,776,821	6,897,173
EUR	592,900	(a)	12/20/44	6 month EURO	2.500	(59,615,827)	(29,893,894)
JPY	77,975,160	(a)	02/03/45	1.750	6 month JYOR	(14,126,257)	5,755,898
	$229,800	(a)	02/03/45	3 month LIBOR	2.500	2,328,311	2,469,430
EUR	303,950	(a)	02/03/45	6 month EURO	1.500	(3,106,496)	(29,303,364)
JPY	47,582,470	(a)	06/17/45	1.500	6 month JYOR	8,085,862	4,879,930
	$1,203,700	(a)	06/17/45	3 month LIBOR	3.250	(169,112,138)	(53,064,040)
	254,160	(a)	06/17/45	3.250	3 month LIBOR	33,708,613	13,203,655
GBP	360,050	(a)	06/17/45	6 month BP	2.000	9,726,228	(11,302,351)
	TOTAL					$(529,405,047)	$(27,029,631)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China, 7.500%, 10/28/27	$13,180	(1.000)%	03/20/19	0.692%	$(19,795)	$(142,150)
		31,200	(1.000)	06/20/19	0.727	(162,327)	(197,936)
Barclays Bank PLC		98,670	(1.000)	03/20/19	0.692	(262,788)	(949,581)
Citibank NA		518,290	(1.000)	03/20/19	0.692	(2,042,648)	(4,325,650)
		1,291,770	(1.000)	06/20/19	0.727	(6,136,443)	(8,779,542)
JPMorgan Securities, Inc.		66,660	(1.000)	03/20/19	0.692	(249,259)	(569,802)
		59,660	(1.000)	06/20/19	0.727	(308,301)	(380,590)

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$31,800	1.000%	06/20/16	0.160%	$11,087	$329,664
TOTAL						$(9,170,474)	$(15,015,587)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America High Yield Index 23	$88,813	(5.000)%	12/20/19	3.051%	$(4,302,006)	$(3,133,632)
Protection Sold:
CDX North America Investment Grade Index 24	306,000	1.000	06/20/20	0.632	5,567,548	102,000
CDX North America Investment Grade Index 23	318,700	1.000	12/20/19	0.636	3,942,694	1,434,296
TOTAL					$5,208,236	$(1,597,336)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Barclays Bank PLC	$27,718	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	$63,305	$63,693
Credit Suisse International (London)	16,707	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.000%, Series 12	01/12/43	One month LIBOR	15,359	137,269
	106,518	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 4.000%, Series 13	01/12/44	One month LIBOR	(721,807)	(977,852)
	66,885	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 4.000%, Series 13	01/12/44	One month LIBOR	(1,589,966)	522,738
	24,142	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 3.000%, Series 12	01/12/43	One month LIBOR	22,318	198,350
	57,950	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	87,046	178,464

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank AG	$285,244	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	$(141,706)	$1,448,619
JPMorgan Securities, Inc.	142,260	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.000%, Series 12	01/12/43	One month LIBOR	259,003	1,041,252
	50,063	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 13	01/12/44	One month LIBOR	(38,238)	(656,466)
	82,572	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 4.000%, Series 13	01/12/44	One month LIBOR	(458,393)	(859,172)
	38,066	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	173,275	1,268
	36,591	Markit MBX Ginnie-Mae Index, 30 yr Fixed Rate, 4.500%, Series 10	01/12/41	One month LIBOR	102,106	(396,938)
TOTAL					$(2,227,698)	$701,225

#	The Fund receives monthly coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2015, the Global Income Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 1, 2015, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$22,400,000	$22,400,087	$22,900,226

REPURCHASE AGREEMENTS — At March 31, 2015, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Principal Amount
BNP Paribas Securities Co.	0.130%	$10,491,011
Citigroup Global Markets, Inc.	0.150	6,768,394
Merrill Lynch & Co., Inc.	0.150	5,140,595
TOTAL		$22,400,000

At March 31, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Banks	0.250% to 2.350%	01/22/16 to 08/08/22
Federal Home Loan Mortgage Corp.	0.000 to 8.500	05/15/15 to 03/01/45
Federal National Mortgage Association	2.500 to 5.000	11/01/20 to 03/01/45
Government National Mortgage Association	3.000 to 6.000	07/15/27 to 03/20/45
U.S. Treasury Note	2.375	08/15/24

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2015

Bond Fund
Assets:
Investments of unaffiliated issuers, at value (cost $429,445,897, $835,479,116, $551,719,368 and $22,823,563,599)	$437,371,422
Investments of affiliated issuers, at value (cost $113,325,598, $104,601,189, $0 and $325,124,425)	113,325,598
Cash	2,655,793
Foreign currencies, at value (cost $19,372, $33,009, $11,951,175 and $16,202,023, respectively)	12,819
Unrealized gain on swap contracts	114,230
Unrealized gain on forward foreign currency exchange contracts	1,256,314
Variation margin on certain derivative contracts	140,910
Receivables:
Investments sold on an extended-settlement basis	29,649,863
Collateral on certain derivative contracts(a)	3,474,332
Interest	2,017,875
Fund shares sold	1,644,182
Investments sold	369,709
Reimbursement from investment adviser	84,521
Due from broker — upfront payment	21,263
Upfront payments made on swap contracts	846
Other assets	1,124
Total assets	592,140,801

Liabilities:
Forward sale contracts, at value (proceeds received $0, $2,171,875, $0 and $0, respectively)	—
Unrealized loss on swap contracts	507,947
Unrealized loss on forward foreign currency exchange contracts	938,786
Variation margin on certain derivative contracts	397,086
Payables:
Investments purchased on an extended — settlement basis	78,114,840
Investments purchased	65,725,550
Fund shares redeemed	343,215
Management fees	135,999
Distribution and Service fees and Transfer Agent fees	56,490
Collateral on certain derivative contracts	40,003
Upfront payments received on swap contracts	34,720
Income distribution	25,044
Due to broker — upfront payment	—
Accrued expenses and other liabilities	221,133
Total liabilities	146,540,813

Net Assets:
Paid-in capital	437,409,810
Undistributed (distributions in excess of) net investment income	1,017,799
Accumulated net realized gain (loss)	(3,161,317)
Net unrealized gain (loss)	10,333,696
NET ASSETS	$445,599,988
Net Assets:
Class A	$106,694,066
Class C	11,813,120
Institutional	302,034,694
Service	14,959
Class IR	24,679,689
Class R	363,460
Total Net Assets	$445,599,988
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	10,217,113
Class C	1,132,006
Institutional	28,930,769
Service	1,433
Class IR	2,372,769
Class R	34,848
Net asset value, offering and redemption price per share:(b)
Class A	$10.44
Class C	10.44
Institutional	10.44
Service	10.44
Class IR	10.40
Class R	10.43

(a)	Includes segregated cash of $500,000 for the Bond Fund, relating to initial margin requirements and collateral on futures transactions. Also includes amounts segregated for initial margin on centrally cleared swap transactions of $2,922,640, $1,623,247, $2,236,553 and $523,884,665 for the Bond, Core Fixed Income, Global Income and Strategic Income Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Bond, Core Fixed Income, Global Income and Strategic Income Funds is $10.85, $11.05, $13.26 and $10.45, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Fixed Income Fund	Global Income Fund	Strategic Income Fund

$861,676,060	$536,593,929	$22,658,546,480
104,601,189	—	325,124,425
5,189,271	859,330	141,234,527
33,826	11,970,635	16,492,560
41,208	83,493	43,389,863
953,132	4,720,280	215,808,702
104,785	113,423	—

30,603,555	3,195,312	221,655,541
1,623,247	2,236,553	551,275,881
4,836,939	3,258,411	147,949,087
816,081	410,498	37,068,422
4,816,577	11,150,891	265,442,506
44,036	29,490	—
16,588	19,653	—
1,386	2,766	733,499
5,176	2,243	60,616
1,015,363,056	574,646,907	24,624,782,109

2,176,250	—	—
—	—	123,874,074
804,126	1,120,224	145,194,185
645,755	569,840	67,133,919

67,700,977	11,092,891	412,846,689
355,075	19,569,695	408,473,801
6,038,978	22,391,805	91,260,362
307,336	292,862	9,924,077
94,349	42,100	2,681,851
150,000	189,804	162,541,074
—	—	12,131,671
119,118	11,153	9,147,409
—	—	53,344,997
213,303	209,905	1,407,555
78,605,267	55,490,279	1,499,961,664

929,992,792	496,397,975	24,289,209,977
9,469,673	32,095,532	(132,269,442)
(28,560,282)	(978,129)	(812,252,272)
25,855,606	(8,358,750)	(219,867,818)
$936,757,789	$519,156,628	$23,124,820,445

$150,676,673	$64,939,219	$2,648,848,047
19,477,390	6,591,528	1,096,577,468
758,541,925	437,006,985	18,685,773,543
1,881,687	358,017	—
5,054,457	10,260,879	684,203,718
1,125,657	—	9,417,669
$936,757,789	$519,156,628	$23,124,820,445

14,165,713	5,089,319	263,286,145
1,821,477	520,406	108,958,689
71,021,934	34,301,260	1,857,265,522
176,079	28,163	—
474,807	806,965	68,033,346
105,699	—	936,687

$10.64	$12.76	$10.06
10.69	12.67	10.06
10.68	12.74	10.06
10.69	12.71	—
10.65	12.72	10.06
10.65	—	10.05

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2015

Bond Fund
Investment income:
Interest (net of foreign withholding taxes of $160, $0, $34,282 and $38,116)	$7,146,202
Dividends — unaffiliated issuers	—
Dividends — affiliated issuers	1,734
Total investment income	7,147,936

Expenses:
Management fees	1,283,160
Custody, accounting and administrative services	321,018
Distribution and Service fees(a)	232,422
Transfer Agent fees(a)	178,665
Professional fees	134,564
Registration fees	94,703
Printing and mailing costs	88,920
Trustee fees	21,572
Shareholder meeting expense	3,154
Service Share fees — Shareholder Administration Plan	37
Service Share fees — Service Plan	37
Other	23,578
Total expenses	2,381,830
Less — expense reductions	(755,491)
Net expenses	1,626,339
NET INVESTMENT INCOME	5,521,597

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	5,154,223
Futures contracts	2,297,128
Written options	8,120
Swap contracts	(4,876,596)
Forward foreign currency exchange contracts	2,669,188
Foreign currency transactions	(412,819)
Net change in unrealized gain (loss) on:
Investments	(836,520)
Futures contracts	632,400
Swap contracts	888,734
Forward foreign currency exchange contracts	438,001
Foreign currency translation	(9,625)
Net realized and unrealized gain (loss)	5,952,234
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,473,831

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B(b)	Class C	Class R	Class A	Class B(b)	Class C	Institutional	Service	Class IR	Class R
Bond	$132,037	$12,184	$87,705	$496	$68,659	$1,584	$11,402	$85,340	$7	$11,544	$129
Core Fixed Income	356,066	20,090	196,932	3,722	185,154	2,612	25,601	338,256	670	3,631	967
Global Income	151,463	6,096	52,988	—	78,761	793	6,889	166,060	89	5,224	—
Strategic Income	8,270,607	—	11,566,913	38,449	4,300,716	—	1,503,699	7,673,797	—	1,056,096	9,997
(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Fixed Income Fund	Global Income Fund	Strategic Income Fund

$27,369,999	$11,134,297	$728,213,399
40,347	—	6,874,098
1,563	—	15,056
27,411,909	11,134,297	735,102,553

4,045,072	3,158,263	122,400,548
341,360	385,445	4,137,793
576,810	210,547	19,875,969
556,891	257,816	14,544,305
124,389	114,373	234,172
86,484	81,096	969,888
95,627	94,603	1,832,287
23,740	21,278	115,758
4,949	3,665	64,097
4,190	557	—
4,190	557	—
61,582	19,502	588,965
5,925,284	4,347,702	164,763,782
(208,506)	(696,736)	(299,933)
5,716,778	3,650,966	164,463,849
21,695,131	7,483,331	570,638,704

16,045,624	1,406,104	37,032,107
2,467,036	2,397,292	(210,463,615)
22,950	280,508	—
(6,712,746)	(5,776,074)	(1,754,234,342)
4,736,168	52,288,272	1,320,018,424
(552,386)	(4,852,354)	(128,691,896)

13,801,275	(30,773,943)	(418,350,323)
(789,756)	(232,479)	(46,934,969)
(1,315,651)	2,095,888	(100,867,816)
172,398	2,388,505	74,880,218
93	(200,348)	(666,768)
27,875,005	19,021,371	(1,228,278,980)
$49,570,136	$26,504,702	$(657,640,276)

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Bond Fund
	For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014
From operations:
Net investment income	$5,521,597	$7,141,192
Net realized gain (loss)	4,839,244	419,436
Net change in unrealized gain (loss)	1,112,990	(6,256,916)
Net increase (decrease) in net assets resulting from operations	11,473,831	1,303,712

Distributions to shareholders:
From net investment income
Class A Shares	(1,147,520)	(958,151)
Class B Shares(a)	(17,592)	(55,017)
Class C Shares	(130,944)	(162,740)
Institutional Shares	(5,401,984)	(7,247,473)
Service Shares	(310)	(359)
Class IR Shares	(215,201)	(86,537)
Class R Shares	(1,932)	(3,961)
From net realized gains
Class A Shares	(758,933)	—
Class B Shares(a)	—	—
Class C Shares	(151,624)	—
Institutional Shares	(2,898,668)	—
Service Shares	(230)	—
Class IR Shares	(146,579)	—
Class R Shares	(1,545)	—
From return of capital
Class A Shares	—	—
Class B Shares(a)	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(10,873,062)	(8,514,238)

From share transactions:
Proceeds from sales of shares	277,906,927	39,384,369
Reinvestment of distributions	10,233,485	8,278,108
Cost of shares redeemed	(98,640,237)	(143,892,620)
Net increase (decrease) in net assets resulting from share transactions	189,500,175	(96,230,143)
TOTAL INCREASE (DECREASE)	190,100,944	(103,440,669)

Net assets:
Beginning of year	255,499,044	358,939,713
End of year	$445,599,988	$255,499,044
Undistributed (distributions in excess of) net investment income	$1,017,799	$874,407

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Fixed Income Fund		Global Income Fund		Strategic Income Fund
For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014

$21,695,131	$24,888,467	$7,483,331	$10,940,458	$570,638,704	$234,878,221
16,006,646	1,242,527	45,743,748	8,693,832	(736,339,322)	53,764,096
11,868,359	(27,508,514)	(26,722,377)	(5,422,409)	(491,939,658)	159,388,977
49,570,136	(1,377,520)	26,504,702	14,211,881	(657,640,276)	448,031,294

(3,124,347)	(3,229,048)	(1,456,880)	(2,869,741)	(89,978,961)	(50,987,382)
(27,740)	(71,991)	(5,781)	(47,252)	—	—
(284,053)	(343,888)	(90,663)	(180,501)	(23,626,625)	(9,792,648)
(21,321,052)	(26,759,876)	(11,422,559)	(21,880,046)	(605,463,366)	(200,729,078)
(34,030)	(112,378)	(4,575)	(8,507)	—	—
(69,739)	(34,701)	(139,405)	(29,166)	(24,753,453)	(9,935,816)
(14,716)	(11,960)	—	—	(135,507)	(23,961)

—	—	(1,303,585)	(924,409)	—	—
—	—	—	(18,935)	—	—
—	—	(115,184)	(71,786)	—	—
—	—	(8,585,681)	(7,169,813)	—	—
—	—	(3,820)	(3,069)	—	—
—	—	(162,396)	(9,276)	—	—
—	—	—	—	—	—

—	—	—	—	(231,031)	—
—	—	—	—	—	—
—	—	—	—	(60,664)	—
—	—	—	—	(1,554,593)	—
—	—	—	—	—	—
—	—	—	—	(509)	—
—	—	—	—	(63,396)	—
(24,875,677)	(30,563,842)	(23,290,529)	(33,212,501)	(745,868,105)	(271,468,885)

222,387,498	212,696,889	238,497,946	278,133,116	13,610,453,817	19,226,399,807
23,337,727	28,632,885	22,753,298	32,961,613	610,293,925	229,033,498
(391,122,027)	(562,034,991)	(239,996,406)	(273,363,689)	(10,593,267,722)	(2,216,580,066)
(145,396,802)	(320,705,217)	21,254,838	37,731,040	3,627,480,020	17,238,853,239
(120,702,343)	(352,646,579)	24,469,011	18,730,420	2,223,971,639	17,415,415,648

1,057,460,132	1,410,106,711	494,687,617	475,957,197	20,900,848,806	3,485,433,158
$936,757,789	$1,057,460,132	$519,156,628	$494,687,617	$23,124,820,445	$20,900,848,806
$9,469,673	$8,304,023	$32,095,532	$(221,343)	$(132,269,442)	$66,464,330

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS BOND FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	$10.42	$0.17	$0.25	$0.42	$(0.24)		$(0.16)	$(0.40)
2015 - C	10.41	0.10	0.25	0.35	(0.16)		(0.16)	(0.32)
2015 - Institutional	10.42	0.22	0.24	0.46	(0.28)		(0.16)	(0.44)
2015 - Service	10.42	0.17	0.24	0.41	(0.23)		(0.16)	(0.39)
2015 - IR	10.38	0.19	0.26	0.45	(0.27)		(0.16)	(0.43)
2015 - R	10.41	0.15	0.25	0.40	(0.22)		(0.16)	(0.38)
2014 - A	10.57	0.22	(0.09)	0.13	(0.28)		—	(0.28)
2014 - C	10.57	0.15	(0.11)	0.04	(0.20)		—	(0.20)
2014 - Institutional	10.57	0.26	(0.09)	0.17	(0.32)		—	(0.32)
2014 - Service	10.57	0.21	(0.10)	0.11	(0.26)		—	(0.26)
2014 - IR	10.54	0.25	(0.11)	0.14	(0.30)		—	(0.30)
2014 - R	10.57	0.19	(0.10)	0.09	(0.25)		—	(0.25)
2013 - A	10.37	0.20	0.57	0.77	(0.25)		(0.32)	(0.57)
2013 - C	10.37	0.12	0.57	0.69	(0.17)		(0.32)	(0.49)
2013 - Institutional	10.37	0.23	0.57	0.80	(0.28)		(0.32)	(0.60)
2013 - Service	10.37	0.18	0.57	0.75	(0.23)		(0.32)	(0.55)
2013 - IR	10.34	0.22	0.57	0.79	(0.27)		(0.32)	(0.59)
2013 - R	10.37	0.18	0.56	0.74	(0.22)		(0.32)	(0.54)
2012 - A	10.17	0.27	0.42	0.69	(0.27)		(0.22)	(0.49)
2012 - C	10.16	0.19	0.43	0.62	(0.19)		(0.22)	(0.41)
2012 - Institutional	10.17	0.30	0.43	0.73	(0.31)		(0.22)	(0.53)
2012 - Service	10.17	0.25	0.43	0.68	(0.26)		(0.22)	(0.48)
2012 - IR	10.18	0.29	0.38	0.67	(0.29)		(0.22)	(0.51)
2012 - R	10.17	0.25	0.41	0.66	(0.24)		(0.22)	(0.46)
2011 - A	10.20	0.28	0.33	0.61	(0.31	)(d)	(0.33)	(0.64)
2011 - C	10.20	0.21	0.31	0.52	(0.23	)(d)	(0.33)	(0.56)
2011 - Institutional	10.20	0.32	0.32	0.64	(0.34	)(d)	(0.33)	(0.67)
2011 - Service	10.20	0.27	0.32	0.59	(0.29	)(d)	(0.33)	(0.62)
2011 - IR	10.21	0.31	0.32	0.63	(0.33	)(d)	(0.33)	(0.66)
2011 - R	10.20	0.26	0.32	0.58	(0.28	)(d)	(0.33)	(0.61)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Includes a tax return of capital amounting to less than $0.01 per share.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$10.44	4.09%	$106,694	0.80%	1.06%	1.64%	454%
10.44	3.41	11,813	1.56	1.82	0.97	454
10.44	4.45	302,035	0.47	0.73	2.06	454
10.44	3.94	15	0.96	1.23	1.61	454
10.40	4.36	24,680	0.54	0.80	1.80	454
10.43	3.84	363	1.06	1.33	1.47	454
10.42	1.27	34,403	0.84	1.06	2.15	580
10.41	0.42	7,298	1.59	1.81	1.40	580
10.42	1.62	207,604	0.50	0.71	2.46	580
10.42	1.12	14	1.00	1.22	2.01	580
10.38	1.42	3,808	0.59	0.81	2.41	580
10.41	0.92	133	1.09	1.29	1.83	580
10.57	7.48	40,783	0.83	0.98	1.86	1,025
10.57	6.68	9,993	1.58	1.73	1.11	1,025
10.57	7.84	301,201	0.49	0.64	2.20	1,025
10.57	7.31	14	0.99	1.13	1.70	1,025
10.54	7.76	2,847	0.58	0.73	2.11	1,025
10.57	7.22	195	1.08	1.24	1.68	1,025
10.37	6.89	91,437	0.83	0.99	2.60	767
10.37	6.20	10,592	1.58	1.74	1.85	767
10.37	7.25	232,692	0.49	0.65	2.94	767
10.37	6.75	13	0.99	1.15	2.44	767
10.34	6.74	2,739	0.58	0.74	2.82	767
10.37	6.63	21	1.08	1.24	2.37	767
10.17	6.06	93,196	0.83	1.00	2.72	673
10.16	5.27	10,824	1.58	1.75	1.99	673
10.17	6.42	198,465	0.49	0.66	3.07	673
10.17	5.91	12	0.99	1.16	2.58	673
10.18	6.32	364	0.58	0.75	2.96	673
10.17	5.80	36	1.08	1.25	2.49	673

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	$10.38	$0.20	$0.29	$0.49	$(0.23)
2015 - C	10.43	0.12	0.29	0.41	(0.15)
2015 - Institutional	10.42	0.23	0.30	0.53	(0.27)
2015 - Service	10.43	0.18	0.30	0.48	(0.22)
2015 - IR	10.39	0.22	0.30	0.52	(0.26)
2015 - R	10.39	0.17	0.30	0.47	(0.21)
2014 - A	10.61	0.19	(0.18)	0.01	(0.24)
2014 - C	10.67	0.11	(0.19)	(0.08)	(0.16)
2014 - Institutional	10.65	0.22	(0.17)	0.05	(0.28)
2014 - Service	10.66	0.15	(0.16)	(0.01)	(0.22)
2014 - IR	10.62	0.21	(0.17)	0.04	(0.27)
2014 - R	10.62	0.16	(0.18)	(0.02)	(0.21)
2013 - A	10.31	0.16	0.36	0.52	(0.22)
2013 - C	10.37	0.08	0.36	0.44	(0.14)
2013 - Institutional	10.36	0.20	0.35	0.55	(0.26)
2013 - Service	10.36	0.14	0.37	0.51	(0.21)
2013 - IR	10.32	0.19	0.36	0.55	(0.25)
2013 - R	10.33	0.13	0.36	0.49	(0.20)
2012 - A	9.79	0.19	0.53	0.72	(0.20)
2012 - C	9.84	0.12	0.53	0.65	(0.12)
2012 - Institutional	9.83	0.23	0.53	0.76	(0.23)
2012 - Service	9.84	0.17	0.53	0.70	(0.18)
2012 - IR	9.79	0.22	0.53	0.75	(0.22)
2012 - R	9.80	0.17	0.53	0.70	(0.17)
2011 - A	9.53	0.21	0.29	0.50	(0.24)
2011 - C	9.58	0.14	0.28	0.42	(0.16)
2011 - Institutional	9.57	0.24	0.29	0.53	(0.27)
2011 - Service	9.58	0.20	0.28	0.48	(0.22)
2011 - IR	9.54	0.23	0.28	0.51	(0.26)
2011 - R	9.54	0.18	0.29	0.47	(0.21)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$10.64	4.77%	$150,677	0.83%	0.85%	1.86%	388%
10.69	3.98	19,477	1.58	1.60	1.12	388
10.68	5.11	758,542	0.49	0.51	2.21	388
10.69	4.59	1,882	0.99	1.01	1.71	388
10.65	5.03	5,054	0.56	0.60	2.10	388
10.65	4.51	1,126	1.07	1.10	1.60	388
10.38	0.12	134,288	0.83	0.83	1.80	516
10.43	(0.71)	20,262	1.58	1.58	1.05	516
10.42	0.47	895,504	0.49	0.49	2.13	516
10.43	(0.03)	1,837	0.98	0.98	1.40	516
10.39	0.37	1,374	0.58	0.58	2.03	516
10.39	(0.13)	557	1.08	1.08	1.54	516
10.61	5.08	159,470	0.81	0.81	1.54	782
10.67	4.28	25,723	1.56	1.56	0.79	782
10.65	5.32	1,198,584	0.47	0.47	1.88	782
10.66	4.90	17,528	0.97	0.97	1.35	782
10.62	5.34	1,622	0.56	0.56	1.78	782
10.62	4.72	648	1.06	1.06	1.24	782
10.31	7.37	204,327	0.81	0.81	1.90	687
10.37	6.65	28,539	1.56	1.56	1.13	687
10.36	7.81	1,363,229	0.47	0.47	2.23	687
10.36	7.17	10,969	0.97	0.97	1.70	687
10.32	7.74	1,081	0.56	0.56	2.14	687
10.33	7.21	19	1.06	1.06	1.64	687
9.79	5.24	694,255	0.81	0.81	2.13	554
9.84	4.44	27,993	1.56	1.56	1.38	554
9.83	5.58	1,041,837	0.47	0.47	2.45	554
9.84	5.17	3,966	0.97	0.97	1.98	554
9.79	5.39	1,538	0.56	0.56	2.30	554
9.80	4.98	17	1.06	1.06	1.88	554

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	$12.70	$0.16	$0.50	$0.66	$(0.31)	$(0.29)	$(0.60)
2015 - C	12.61	0.06	0.49	0.55	(0.22)	(0.29)	(0.51)
2015 - Institutional	12.68	0.20	0.51	0.71	(0.35)	(0.29)	(0.64)
2015 - Service	12.66	0.14	0.48	0.62	(0.29)	(0.29)	(0.58)
2015 - IR	12.66	0.15	0.54	0.69	(0.34)	(0.29)	(0.63)
2014 - A	13.20	0.24	0.03	0.27	(0.58)	(0.19)	(0.77)
2014 - C	13.11	0.14	0.03	0.17	(0.48)	(0.19)	(0.67)
2014 - Institutional	13.18	0.28	0.03	0.31	(0.62)	(0.19)	(0.81)
2014 - Service	13.16	0.22	0.03	0.25	(0.56)	(0.19)	(0.75)
2014 - IR	13.17	0.27	0.02	0.29	(0.61)	(0.19)	(0.80)
2013 - A	13.17	0.22	0.60	0.82	(0.34)	(0.45)	(0.79)
2013 - C	13.09	0.12	0.59	0.71	(0.24)	(0.45)	(0.69)
2013 - Institutional	13.15	0.27	0.60	0.87	(0.39)	(0.45)	(0.84)
2013 - Service	13.13	0.20	0.60	0.80	(0.32)	(0.45)	(0.77)
2013 - IR	13.15	0.26	0.59	0.85	(0.38)	(0.45)	(0.83)
2012 - A	12.63	0.23	0.54	0.77	(0.23)	—	(0.23)
2012 - C	12.55	0.14	0.54	0.68	(0.14)	—	(0.14)
2012 - Institutional	12.61	0.27	0.55	0.82	(0.28)	—	(0.28)
2012 - Service	12.59	0.21	0.54	0.75	(0.21)	—	(0.21)
2012 - IR	12.61	0.24	0.57	0.81	(0.27)	—	(0.27)
2011 - A	12.74	0.26	(0.10)	0.16	(0.27)	—	(0.27)
2011 - C	12.66	0.16	(0.09)	0.07	(0.18)	—	(0.18)
2011 - Institutional	12.72	0.30	(0.09)	0.21	(0.32)	—	(0.32)
2011 - Service	12.70	0.24	(0.10)	0.14	(0.25)	—	(0.25)
2011 - IR (Commenced July 30, 2010)	12.91	0.19	(0.29)	(0.10)	(0.20)	—	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.76	5.27%	$64,939	1.03%		1.18%		1.26%		226%
12.67	4.53	6,592	1.77		1.93		0.50		226
12.74	5.63	437,007	0.70		0.84		1.60		226
12.71	5.03	358	1.20		1.34		1.12		226
12.72	5.54	10,261	0.77		0.90		1.20		226
12.70	2.16	61,198	1.04		1.20		1.83		288
12.61	1.40	4,688	1.79		1.95		1.08		288
12.68	2.51	426,746	0.70		0.86		2.19		288
12.66	1.98	239	1.20		1.35		1.70		288
12.66	2.34	757	0.79		0.95		2.09		288
13.20	6.32	79,838	1.04		1.15		1.64		444
13.11	5.57	5,757	1.79		1.90		0.92		444
13.18	6.69	387,889	0.69		0.81		1.99		444
13.16	6.16	145	1.19		1.31		1.49		444
13.17	6.51	545	0.79		0.90		1.94		444
13.17	6.16	198,463	1.03		1.14		1.78		333
13.09	5.32	6,359	1.78		1.89		1.06		333
13.15	6.53	574,373	0.69		0.80		2.10		333
13.13	6.01	189	1.19		1.30		1.61		333
13.15	6.43	402	0.78		0.89		1.87		333
12.63	1.27	204,116	1.03		1.13		2.03		272
12.55	0.60	7,676	1.78		1.88		1.29		272
12.61	1.62	469,982	0.69		0.79		2.36		272
12.59	1.12	151	1.19		1.29		1.89		272
12.61	(0.78)	23	0.78	(d)	0.88	(d)	2.28	(d)	272

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital		Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	$10.64	$0.22	(c)	$(0.51)	$(0.29)	$(0.29)	$—	$—	(d)	$(0.29)
2015 - C	10.64	0.14	(c)	(0.51)	(0.37)	(0.21)	—	—	(d)	(0.21)
2015 - Institutional	10.64	0.25	(c)	(0.50)	(0.25)	(0.33)	—	—	(d)	(0.33)
2015 - IR	10.63	0.24	(c)	(0.49)	(0.25)	(0.32)	—	—	(d)	(0.32)
2015 - R	10.63	0.19	(c)	(0.51)	(0.32)	(0.26)	—	—	(d)	(0.26)
2014 - A	10.46	0.22	(c)	0.21	0.43	(0.25)	—	—		(0.25)
2014 - C	10.46	0.14	(c)	0.21	0.35	(0.17)	—	—		(0.17)
2014 - Institutional	10.46	0.26	(c)	0.21	0.47	(0.29)	—	—		(0.29)
2014 - IR	10.46	0.25	(c)	0.20	0.45	(0.28)	—	—		(0.28)
2014 - R	10.45	0.21	(c)	0.19	0.40	(0.22)	—	—		(0.22)
2013 - A	9.87	0.32	(c)	0.73	1.05	(0.46)	—	—		(0.46)
2013 - C	9.88	0.24	(c)	0.72	0.96	(0.38)	—	—		(0.38)
2013 - Institutional	9.87	0.35	(c)	0.73	1.08	(0.49)	—	—		(0.49)
2013 - IR	9.87	0.34	(c)	0.73	1.07	(0.48)	—	—		(0.48)
2013 - R	9.87	0.30	(c)	0.71	1.01	(0.43)	—	—		(0.43)
2012 - A	10.03	0.32	(c)	(0.16)	0.16	(0.32)	—	—		(0.32)
2012 - C	10.04	0.24	(c)	(0.15)	0.09	(0.25)	—	—		(0.25)
2012 - Institutional	10.03	0.35	(c)	(0.15)	0.20	(0.36)	—	—		(0.36)
2012 - IR	10.03	0.34	(c)	(0.15)	0.19	(0.35)	—	—		(0.35)
2012 - R	10.03	0.29	(c)	(0.15)	0.14	(0.30)	—	—		(0.30)

FOR THE PERIOD ENDED MARCH 31,
2011 - A (Commenced June 30, 2010)	10.00	0.17		0.06	0.23	(0.16)	(0.02)	(0.02)		(0.20)
2011 - C (Commenced June 30, 2010)	10.00	0.12		0.06	0.18	(0.10)	(0.02)	(0.02)		(0.14)
2011 - Institutional (Commenced June 30, 2010)	10.00	0.20		0.05	0.25	(0.18)	(0.02)	(0.02)		(0.22)
2011 - IR (Commenced June 30, 2010)	10.00	0.19		0.05	0.24	(0.17)	(0.02)	(0.02)		(0.21)
2011 - R (Commenced June 30, 2010)	10.00	0.16		0.05	0.21	(0.14)	(0.02)	(0.02)		(0.18)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Rounds to less than $0.01 per share.
(e)	Annualized.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$10.06	(2.78)%	$2,648,848	0.91%		0.91%		2.10%		188%
10.06	(3.51)	1,096,577	1.66		1.66		1.34		188
10.06	(2.45)	18,685,774	0.57		0.57		2.43		188
10.06	(2.44)	684,204	0.66		0.66		2.34		188
10.05	(3.03)	9,418	1.16		1.16		1.85		188
10.64	4.16	3,694,217	0.91		0.91		2.08		302
10.64	3.37	1,017,213	1.66		1.66		1.31		302
10.64	4.51	15,469,529	0.57		0.57		2.44		302
10.63	4.32	71,823	0.66		0.66		2.32		302
10.63	3.90	5,454	1.16		1.16		1.96		302
10.46	10.80	709,730	0.99		0.99		3.17		727
10.46	9.86	239,501	1.74		1.74		2.36		727
10.46	11.18	2,428,689	0.65		0.65		3.42		727
10.46	11.07	107,502	0.74		0.74		3.33		727
10.45	10.45	12	1.23		1.23		2.98		727
9.87	1.60	728,059	1.00		1.00		3.23		636
9.88	0.94	148,590	1.75		1.75		2.51		636
9.87	2.04	993,936	0.66		0.66		3.59		636
9.87	1.95	50,350	0.75		0.75		3.54		636
9.87	1.46	29	1.25		1.25		3.00		636

10.03	2.37	820,664	1.02	(e)	1.08	(e)	2.63	(e)	342
10.04	1.81	82,982	1.77	(e)	1.83	(e)	1.81	(e)	342
10.03	2.51	804,517	0.68	(e)	0.74	(e)	2.96	(e)	342
10.03	2.44	25,158	0.77	(e)	0.83	(e)	2.82	(e)	342
10.03	2.09	25	1.27	(e)	1.33	(e)	2.07	(e)	342

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Bond† and Core Fixed Income	A, C, Institutional, Service, IR and R	Diversified
Global Income	A, C, Institutional, Service and IR	Non-diversified
Strategic Income	A, C, Institutional, IR and R	Diversified

†	Formerly, Goldman Sachs Core Plus Fixed Income Fund. Effective on October 1, 2014, the Fund changed its name to Goldman Sachs Bond Fund.

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

At the close of business on November 14, 2014, Class B Shares of each Fund were converted to Class A Shares of the Fund.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each of the Bond, Core Fixed Income and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s and GSAMI’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM and GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly perform price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iv.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

v.  Structured Notes —The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vi.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Goldman Sachs Financial Square Government Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM and GSAMI believe that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what they believe to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM and GSAMI did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2015:

BOND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$125,493,518	$—
Mortgage-Backed Obligations	—	94,988,195	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	138,085,488	9,015,984	—
Asset-Backed Securities	—	36,494,099	3,430,810
Foreign Debt Obligations	647,173	10,636,506	—
Structured Note	—	1,256,116	—
Municipal Debt Obligations	—	5,928,051	—
Government Guarantee Obligations	—	5,396,356	—
Investment Company	113,325,598	—	—
Short-term Investments	—	5,999,126	—
Total	$252,058,259	$295,207,951	$3,430,810

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

BOND (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$1,256,314	$—
Futures Contracts	1,063,022	—	—
Interest Rate Swap Contracts	—	3,235,433	—
Credit Default Swap Contracts	—	229,258	—
Total	$1,063,022	$4,721,005	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(938,786)	$—
Futures Contracts	(57,867)	—	—
Interest Rate Swap Contracts	—	(2,302,751)	—
Credit Default Swap Contracts	—	(69,342)	—
Total	$(57,867)	$(3,310,879)	$—

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$301,914,960	$—
Mortgage-Backed Obligations	—	248,879,712	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	126,222,107	50,038,262	—
Asset-Backed Securities	—	64,477,534	—
Foreign Debt Obligations	1,590,509	24,006,974	—
Municipal Debt Obligations	—	9,779,496	—
Government Guarantee Obligations	—	28,467,628	—
Investment Company	104,601,189	—	—
Short-term Investments	—	6,298,878	—
Total	$232,413,805	$733,863,444	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(2,176,250)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$953,132	$—
Futures Contracts	790,692	—	—
Interest Rate Swap Contracts	—	1,081,768	—
Credit Default Swap Contracts	—	41,208	—
Total	$790,692	$2,076,108	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(804,126)	$—
Futures Contracts	(694,858)	—	—
Interest Rate Swap Contracts	—	(1,701,703)	—
Total	$(694,858)	$(2,505,829)	$—

GLOBAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$147,337,856	$71,234,552	$—
Corporate Obligations	—	103,274,402	—
Foreign Debt Obligations	—	12,724,319	—
Asset-Backed Securities	—	38,480,154	1,800,000
Mortgage-Backed Obligations	—	83,300,229	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	26,271,984	3,528,986	—
Government Guarantee Obligations	—	26,183,116	—
Short-term Investments	—	22,400,000	—
Total	$173,609,840	$361,125,758	$1,800,000

Derivative Type
Assets
Options Purchased	$—	$58,331	$—
Forward Foreign Currency Exchange Contracts(a)	—	4,720,280	—
Futures Contracts(a)	617,454	—	—
Interest Rate Swap Contracts(a)	—	4,519,923	—
Credit Default Swap Contracts(a)	—	127,471	—
Total	$617,454	$9,426,005	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,120,224)	$—
Futures Contracts	(259,469)	—	—
Interest Rate Swap Contracts	—	(1,675,727)	—
Total	$(259,469)	$(2,795,951)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$3,644,965,052	$—
Mortgage-Backed Obligations	—	3,622,834,554	—
Asset-Backed Securities	—	3,192,726,873	—
Foreign Debt Obligations	472,207,761	2,890,641,993	—
Structured Note	—	5,706,138	—
Municipal Debt Obligations	—	562,516,191	—
Government Guarantee Obligation	—	251,953,598	—
U.S. Treasury Obligations	5,275,136,246	—	—
Senior Term Loans	—	1,352,324,428	102,685,355
Common Stock and/or Other Equity Investments(b)
North America	—	128,643,780	—
Europe	—	31,965,759	—
Investment Company	325,124,425	—	—
Short-term Investments	—	894,987,035	—
Total	$6,072,468,432	$16,579,265,401	$102,685,355

Derivative Type
Assets
Options Purchased	$—	$229,251,717	$—
Forward Foreign Currency Exchange Contracts(a)	—	215,808,702	—
Futures Contracts(a)	40,653	—	—
Interest Rate Swap Contracts(a)	—	370,690,980	—
Credit Default Swap Contracts(a)	—	1,865,960	—
Total Return Swap Contracts(a)	—	3,591,653	—
Total	$40,653	$821,209,012	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(145,194,185)	$—
Futures Contracts	(15,834,360)	—	—
Interest Rate Swap Contracts	—	(463,890,460)	—
Credit Default Swap Contracts	—	(18,478,883)	—
Total Return Swap Contracts	—	(2,890,428)	—
Total	$(15,834,360)	$(630,453,956)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Fund(s) utilize(s) fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2015. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Bond
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$4,298,455	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(2,360,618)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	229,258	(a)	Payable for unrealized loss on swap contracts	(69,342)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,256,314		Payable for unrealized loss on forward foreign currency exchange contracts	(938,786)
Total		$5,784,027			$(3,368,746)

Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$1,872,460	(a)	Variation margin on certain derivative contracts	$(2,396,561)	(a)
Credit	Receivable for unrealized gain on swap contracts	41,208		—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	953,132		Payable for unrealized loss on forward foreign currency exchange contracts	(804,126)
Total		$2,866,800			$(3,200,687)

Global Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$5,137,377	(a)	Variation margin on certain derivative contracts	$(1,935,196)	(a)
Credit	Receivable for unrealized gain on swap contracts	127,471		—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Investments, at value	4,778,611		Payable for unrealized loss on forward foreign currency exchange contracts	(1,120,224)
Total		$10,043,459			$(3,055,420)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$603,575,003	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(482,615,248)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	1,865,960	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	(18,478,883)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	215,808,702		Payable for unrealized loss on forward foreign currency exchange contracts	(145,194,185)
Total		$821,249,665			$(646,288,316)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include and $507,947 and $ 123,874,074 for Bond and Strategic Income Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Bond
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(2,312,632)	$1,468,977	1,212
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	185,296	73,632	42
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$2,669,188	$438,001	340
Total		$541,852	$1,980,610	1,594

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(3,708,654)	$(1,462,232)	2,492
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	224,388	(611,070)	3
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	4,736,168	172,398	175
Total		$1,251,902	$(1,900,904)	2,670

Global Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(4,762,025)	$1,851,186	1,506
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	515,438	(278,164)	5
Currency	Net realized gain (loss) from investments, forward foreign currency exchange contracts and written options/Net change in unrealized gain (loss) on investments and forward foreign currency exchange contracts	52,250,813	2,313,906	439
Total		$48,004,226	$3,886,928	1,950

Strategic Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(1,965,130,230)	$(135,811,283)	98,443
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(14,521,530)	(11,322,214)	54
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	1,320,018,424	74,880,218	363
Total		$(659,633,336)	$(72,253,279)	98,860

(a)	Average umber of contracts is based on the average of month end balances for the fiscal year ended March 31, 2015.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2015:

Bond
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$25,139	$96,313	$121,452	$(627)	$(37,528)	$(38,155)	$83,297	$(40,003)	$43,294
Barclays Bank PLC	—	101,206	101,206	(6,172)	(85,373)	(91,545)	9,661	—	9,661
BNP Paribas SA	—	9,877	9,877	—	(31,338)	(31,338)	(21,461)	—	(21,461)
Citibank NA	14,001	—	14,001	(338,408)	—	(338,408)	(324,407)	41,692	(282,715)
Citibank NA (London)	—	63,920	63,920	—	(90,604)	(90,604)	(26,684)	—	(26,684)
Credit Suisse International (London)	—	12,183	12,183	—	(17,692)	(17,692)	(5,509)	—	(5,509)
Deutsche Bank AG	61,578	—	61,578	(5,039)	—	(5,039)	56,539	—	56,539
Deutsche Bank AG (London)	—	95,811	95,811	—	(49,131)	(49,131)	46,680	—	46,680
HSBC Bank PLC	—	336,825	336,825	—	(78,207)	(78,207)	258,618	—	258,618
JPMorgan Chase Bank (London)	—	115,137	115,137	—	(84,668)	(84,668)	30,469	—	30,469
JPMorgan Securities, Inc.	—	—	—	(130,059)	—	(130,059)	(130,059)	—	(130,059)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

Bond (continued)
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Morgan Stanley & Co. International PLC	$13,512	$115,005	$128,517	$(27,642)	$(149,141)	$(176,783)	$(48,266)	$—	$(48,266)
Royal Bank of Canada	—	76,574	76,574	—	(58,834)	(58,834)	17,740	—	17,740
Royal Bank of Scotland PLC	—	14,993	14,993	—	(45,544)	(45,544)	(30,551)	—	(30,551)
Standard Chartered Bank	—	6,141	6,141	—	(55,902)	(55,902)	(49,761)	—	(49,761)
State Street Bank and Trust	—	31,326	31,326	—	(69,406)	(69,406)	(38,080)	—	(38,080)
UBS AG (London)	—	149,652	149,652	—	(28,951)	(28,951)	120,701	—	120,701
Westpac Banking Corp.	—	31,351	31,351	—	(56,467)	(56,467)	(25,116)	—	(25,116)
Total	$114,230	$1,256,314	$1,370,544	$(507,947)	$(938,786)	$(1,446,733)	$(76,189)	$1,689	$(74,500)

Core Fixed Income
	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$41,208	$158,189	$199,397	$(145,544)	$(145,544)	$53,853	$(50,000)	$3,853
Barclays Bank PLC	—	148,239	148,239	(128,140)	(128,140)	20,099	—	20,099
BNP Paribas SA	—	93,681	93,681	(171,434)	(171,434)	(77,753)	—	(77,753)
Citibank NA (London)	—	86,541	86,541	(168,589)	(168,589)	(82,048)	—	(82,048)
HSBC Bank PLC	—	106,390	106,390	(24,627)	(24,627)	81,763	—	81,763
JPMorgan Securities, Inc.	—	256,516	256,516	—	—	256,516	—	256,516
Royal Bank of Canada	—	14,388	14,388	—	—	14,388	—	14,388
State Street Bank and Trust	—	8,752	8,752	(92,588)	(92,588)	(83,836)	—	(83,836)
Westpac Banking Corp.	—	80,436	80,436	(73,204)	(73,204)	7,232	—	7,232
Total	$41,208	$953,132	$994,340	$(804,126)	$(804,126)	$190,214	$(50,000)	$140,214

Global Income
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$58,331	$55,980	$1,751,215	$1,865,526	$(43,967)	$(43,967)	$1,821,559	$—	$1,821,559
Barclays Bank PLC	—	—	249,323	249,323	(127,896)	(127,896)	121,427	—	121,427
BNP Paribas SA	—	—	28,356	28,356	(40,156)	(40,156)	(11,800)	—	(11,800)
Citibank NA (London)	—	—	203,859	203,859	(87,022)	(87,022)	116,837	—	116,837
Credit Suisse International (London)	—	—	11,659	11,659	(18,335)	(18,335)	(6,676)	—	(6,676)
Deutsche Bank AG (London)	—	—	379,068	379,068	(85,485)	(85,485)	293,583	—	293,583
HSBC Bank PLC	—	—	93,307	93,307	(98,067)	(98,067)	(4,760)	—	(4,760)
JPMorgan Chase Bank (London)	—	—	1,131,430	1,131,430	(110,582)	(110,582)	1,020,848	—	1,020,848

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Global Income (continued)
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Merrill Lynch International Bank Ltd.	$—	$—	$1,935	$1,935	$—	$—	$1,935	$—	$1,935
Morgan Stanley & Co. International PLC	—	27,513	111,228	138,741	(154,377)	(154,377)	(15,636)	—	(15,636)
Royal Bank of Canada	—	—	144,081	144,081	(91,790)	(91,790)	52,291	—	52,291
Royal Bank of Scotland PLC	—	—	16,758	16,758	(44,061)	(44,061)	(27,303)	—	(27,303)
Standard Chartered Bank	—	—	95,462	95,462	(51,818)	(51,818)	43,644	—	43,644
State Street Bank and Trust	—	—	55,274	55,274	(71,475)	(71,475)	(16,201)	—	(16,201)
UBS AG (London)	—	—	173,878	173,878	(26,283)	(26,283)	147,595	—	147,595
Westpac Banking Corp.	—	—	273,447	273,447	(68,910)	(68,910)	204,537	—	204,537
Total	$58,331	$83,493	$4,720,280	$4,862,104	$(1,120,224)	$(1,120,224)	$3,741,880	$—	$3,741,880

Strategic Income
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$—	$8,342,718	$17,123,764	$25,466,482	$(15,898,557)	$(3,725,290)	$(19,623,847)	$5,842,635	$(350,000)	$5,492,635
Barclays Bank PLC	—	1,755,302	36,718,102	38,473,404	(5,217,742)	(13,171,435)	(18,389,177)	20,084,227	—	20,084,227
BNP Paribas SA	—	—	734,715	734,715	—	(2,872,933)	(2,872,933)	(2,138,218)	—	(2,138,218)
Citibank NA	36,361,961	5,602,840	9,248,827	51,213,628	(28,752,544)	(32,069,693)	(60,822,237)	(9,608,609)	—	(9,608,609)
Credit Suisse International (London)	—	1,036,821	1,183,959	2,220,780	(1,470,790)	(7,712,446)	(9,183,236)	(6,962,456)	2,660,000	(4,302,456)
Deutsche Bank AG	122,792,385	15,878,502	—	138,670,887	(27,429,775)	—	(27,429,775)	111,241,112	(105,850,000)	5,391,112
Deutsche Bank AG (London)	—	—	16,810,582	16,810,582	—	(6,331,604)	(6,331,604)	10,478,978	—	10,478,978
HSBC Bank PLC	—	—	35,026,255	35,026,255	—	(8,599,947)	(8,599,947)	26,426,308	—	26,426,308
JPMorgan Chase Bank (London)	—	—	37,664,289	37,664,289	—	(11,363,764)	(11,363,764)	26,300,525	—	26,300,525
JPMorgan Securities, Inc.	23,973,929	5,948,167	—	29,922,096	(35,509,231)	—	(35,509,231)	(5,587,135)	5,115,029	(472,106)
Merrill Lynch International Bank Ltd.	—	—	192,884	192,884	—	—	—	192,884	—	192,884
Morgan Stanley & Co. International PLC	—	4,825,513	17,516,315	22,341,828	(9,595,435)	(15,267,490)	(24,862,925)	(2,521,097)	2,521,097	—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income (continued)
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Morgan Stanley Capital Services, Inc.	$46,123,442	$—	$—	$46,123,442	$—	$—	$—	$46,123,442	$(46,123,442)	$—
Royal Bank of Canada	—	—	17,729,590	17,729,590	—	(6,228,925)	(6,228,925)	11,500,665	—	11,500,665
Royal Bank of Scotland PLC	—	—	1,907,029	1,907,029	—	(3,514,799)	(3,514,799)	(1,607,770)	—	(1,607,770)
Standard Chartered Bank	—	—	569,740	569,740	—	(12,154,134)	(12,154,134)	(11,584,394)	—	(11,584,394)
State Street Bank (London)	—	—	3,173,249	3,173,249	—	(7,411,408)	(7,411,408)	(4,238,159)	—	(4,238,159)
UBS AG (London)	—	—	15,986,440	15,986,440	—	(5,058,737)	(5,058,737)	10,927,703	—	10,927,703
Westpac Banking Corp.	—	—	4,222,962	4,222,962	—	(9,711,580)	(9,711,580)	(5,488,618)	—	(5,488,618)
Total	$229,251,717	$43,389,863	$215,808,702	$488,450,282	$(123,874,074)	$(145,194,185)	$(269,068,259)	$219,382,023	$(142,027,316)	$77,354,707

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2015, contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Bond	0.45%	0.41%	0.39%	0.38%	0.37%	0.45%	0.42	%*#
Core Fixed Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40	#
Global Income	0.65	0.59	0.56	0.55	0.54	0.65	0.65
Strategic Income	0.60	0.54	0.51	0.50	0.49	0.50	0.50	#

*	Effective December 1, 2014, GSAM agreed to waive a portion of its management fee for the Bond Fund in order to achieve the effective net management rate of 0.41% as an annual percentage rate of the average daily net assets of the Fund through at least December 1, 2015. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
#	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least July 29, 2015. Prior to such date, GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Bond, Core Fixed Income, and Strategic Income Funds invest in the FST Shares of the Goldman Sachs Financial Square Government Fund. This Underlying Fund is considered to be affiliated with the Funds. GSAM has contractually agreed to waive irrevocably a portion of any underlying fund’s management fee in an amount equal to the management fee paid to GSAM due to the Funds’ investment in an affiliated fund for which it also serves as investment advisor. For the fiscal year ended March 31, 2015, GSAM waived $35,021, $31,075 and $299,933, of such fund’s management fee for the Bond Fund, Core Fixed Income Fund, and Strategic Income Fund, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2015, Goldman Sachs advised that it retained the following amounts:

Fund	Front End Sales Charge Class A	Contingent Deferred Sales Charge Class C
Bond	$6,614	$3
Core Fixed Income	4,539	722
Global Income	9,188	—
Strategic Income	403,663	456

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Bond, Core Fixed Income, Global Income and Strategic Income Funds are 0.004%, 0.014%, 0.004% and 0.054%, respectively. Prior to December 1, 2014, the Other Expense limitation for the Core Fixed Income Fund was 0.104%. The Other Expense limitations will remain in place through at least July 29, 2015, with respect to the Global Income and Strategic Income Funds, and through at least December 1, 2015 with respect to the Bond and Core Fixed Income Funds, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM and GSAMI have agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Management Fees	Distribution and Service Fees	Other Expense Reimbursements	Total Expense Reimbursements
Bond	$84,154	$—	$671,337	$755,491
Core Fixed Income	31,075	—	177,431	208,506
Global Income	—	875	695,861	696,736
Strategic Income	299,933	—	—	299,933

G.  Line of Credit Facility — As of March 31, 2015, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2015, the Funds did not have any borrowings under the facility. The facility was increased to $1,205,000,000 effective May 5, 2015.

H.  Other Transactions with Affiliates —For the fiscal year ended March 31, 2015, Goldman Sachs earned $43,127, $87,028, and $3,745,840 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Bond, Core Fixed Income and Strategic Income Funds, respectively.

As of March 31, 2015, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Global Income	28%	26%

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of March 31, 2015, Goldman Sachs Group, Inc. was the beneficial owner of 100% of outstanding Service Shares of the Bond Fund.

The table below shows the transactions in and earnings from investments in this affiliated Fund for the fiscal year ended March 31, 2015:

Fund	Underlying Fund	Market Value 3/31/14	Purchases at Cost	Proceeds from Sales	Market Value 3/31/15	Dividend Income
Bond Fund	Goldman Sachs Financial Square Government Fund	$—	$373,096,406	$259,770,808	$113,325,598	$1,734
Core Fixed Income Fund	Goldman Sachs Financial Square Government Fund	—	241,575,821	136,974,632	104,601,189	1,563
Strategic Income	Goldman Sachs Financial Square Government Fund	—	6,942,231,390	6,617,106,965	325,124,425	15,056

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended March 31, 2015, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchased (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Bond	1,189,132,985	139,477,089	1,139,900,664	74,656,210
Core Fixed Income	3,728,223,553	274,119,371	3,957,070,625	311,116,406
Global Income	695,811,429	407,029,931	689,667,751	377,963,740
Strategic Income	23,589,258,526	19,043,626,236	23,910,271,551	15,336,938,607

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2015 was as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Distribution paid from:
Ordinary income	$6,916,174	$24,875,677	$22,091,731	$745,868,105
Net long-term capital gains	3,956,888	—	1,198,798	—
Total taxable distributions	$10,873,062	$24,875,677	$23,290,529	$745,868,105
Tax return of capital	$—	$—	$—	$1,910,193

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended March 31, 2014 was as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Distribution paid from:
Ordinary income	$8,514,238	$30,563,842	$25,061,645	$271,468,885
Net long-term capital gains	—	—	8,150,856	—
Total taxable distributions	$8,514,238	$30,563,842	$33,212,501	$271,468,885

As of March 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Undistributed ordinary income — net	$1,772,101	$9,703,533	$36,046,174	$—
Undistributed long-term capital gains	37,564	—	—	—
Total undistributed earnings	$1,809,665	$9,703,533	$36,046,174	$—
Capital loss carryforwards:(1)(2)
Expiring 2018	$—	$(23,313,600)	$—	$—
Expiring 2019	—	—	—	—
Perpetual Short-Term	—	—	—	—
Perpetual Long-Term	—	—	—	(26,542,356)
Total capital loss carryforwards	$—	$(23,313,600)	$—	$(26,542,356)
Timing differences (Qualified Late Year Loss Deferral, Straddle Deferral and Distribution Payable)	$(2,526,750)	$(5,181,427)	$(1,156,857)	$(821,862,649)
Unrealized gains (losses) — net	8,907,263	25,556,491	(12,130,664)	(315,984,527)
Total accumulated earnings (losses) net	$8,190,178	$6,764,997	$22,758,653	$(1,164,389,532)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.
(2)	The Bond Fund, Core Fixed Income Fund and Strategic Income Fund utilized $1,849,007, $15,718,172 and $6,711,584, respectively of capital losses in the current fiscal year.

As of March 31, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Tax Cost	$542,934,363	$940,267,946	$551,907,592	$23,168,256,534
Gross unrealized gain	11,610,698	32,173,986	8,861,423	546,424,402
Gross unrealized loss	(3,848,041)	(6,164,683)	(24,175,086)	(731,010,031)
Net unrealized gains (losses) on securities	$7,762,657	$26,009,303	$(15,313,663)	$(184,585,629)
Net unrealized gain (loss) on other investments	1,144,606	(452,812)	3,182,999	(131,398,898)
Net unrealized gains (losses)	$8,907,263	$25,556,491	$(12,130,664)	$(315,984,527)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, foreign currency contracts, inflation protected securities, material modification of debt securities, underlying fund investments, and differences related to the tax treatment of swap transactions.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from paydown securities, dividend redesignations, material modifications of debt securities, underlying fund investments, and differences in the tax treatment of swap transactions and foreign currency.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Bond	$—	$(1,537,278)	$1,537,278
Core Fixed Income	—	(4,346,196)	4,346,196
Global Income	—	(37,953,407)	37,953,407
Strategic Income	(24,794)	25,439,358	(25,414,564)

GSAM and GSAMI have reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short term fixed income securities or instruments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

8. OTHER RISKS (continued)

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Global Income Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Global Income Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Bond Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,072,473	$84,508,818	673,150	$7,008,250
Reinvestment of distributions	165,537	1,732,419	88,873	921,797
Shares converted from Class B(a)	84,367	891,377	37,789	390,984
Shares redeemed	(1,406,921)	(14,777,926)	(1,354,881)	(14,045,948)
	6,915,456	72,354,688	(555,069)	(5,724,917)
Class B Shares
Shares sold	5,448	56,966	10,280	107,103
Reinvestment of distributions	1,373	14,480	4,667	48,376
Shares converted to Class A(a)	(84,447)	(891,377)	(37,808)	(390,984)
Shares redeemed	(137,420)	(1,450,088)	(131,773)	(1,365,923)
	(215,046)	(2,270,019)	(154,634)	(1,601,428)
Class C Shares
Shares sold	613,552	6,445,571	94,070	982,490
Reinvestment of distributions	21,063	220,162	12,578	130,328
Shares redeemed	(203,431)	(2,134,205)	(351,437)	(3,640,507)
	431,184	4,531,528	(244,789)	(2,527,689)
Institutional Shares
Shares sold	15,787,785	165,285,733	2,894,341	30,210,185
Reinvestment of distributions	754,297	7,902,566	683,145	7,088,035
Shares redeemed	(7,540,706)	(79,458,639)	(12,142,228)	(124,616,000)
	9,001,376	93,729,660	(8,564,742)	(87,317,780)
Service Shares
Reinvestment of distributions	52	540	34	359
Shares redeemed	—	—	(1)	(11)
	52	540	33	348
Class IR Shares
Shares sold	2,043,425	21,313,093	96,501	994,662
Reinvestment of distributions	34,738	361,772	8,369	86,537
Shares redeemed	(72,141)	(751,307)	(8,180)	(84,562)
	2,006,022	20,923,558	96,690	996,637
Class R Shares
Shares sold	28,431	296,746	7,725	81,679
Reinvestment of distributions	148	1,546	258	2,676
Shares redeemed	(6,487)	(68,072)	(13,643)	(139,669)
	22,092	230,220	(5,660)	(55,314)
NET INCREASE (DECREASE)	18,161,136	$189,500,175	(9,428,171)	$(96,230,143)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Core Fixed Income Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,099,659	$53,735,846	2,785,222	$28,856,506
Reinvestment of distributions	287,467	3,034,550	300,504	3,112,538
Shares converted from Class B(a)	31,881	335,465	11,156	115,426
Shares redeemed	(4,191,307)	(44,170,106)	(5,188,060)	(53,846,947)
	1,227,700	12,935,755	(2,091,178)	(21,762,477)
Class B Shares
Shares sold	11,588	122,357	23,874	250,589
Reinvestment of distributions	2,308	24,367	6,288	65,399
Shares converted to Class A(a)	(31,755)	(335,465)	(11,102)	(115,426)
Shares redeemed	(330,928)	(3,496,749)	(282,968)	(2,950,053)
	(348,787)	(3,685,490)	(263,908)	(2,749,491)
Class C Shares
Shares sold	438,581	4,651,241	319,643	3,330,085
Reinvestment of distributions	24,841	263,520	30,508	317,257
Shares redeemed	(583,801)	(6,182,549)	(819,762)	(8,555,689)
	(120,379)	(1,267,788)	(469,611)	(4,908,347)
Institutional Shares
Shares sold	14,960,991	158,423,574	17,097,328	178,132,000
Reinvestment of distributions	1,879,885	19,917,051	2,404,153	25,010,333
Shares redeemed	(31,748,821)	(335,879,047)	(46,078,986)	(479,042,934)
	(14,907,945)	(157,538,422)	(26,577,505)	(275,900,601)
Service Shares
Shares sold	64,012	677,867	119,215	1,267,798
Reinvestment of distributions	1,363	14,447	7,704	80,993
Shares redeemed	(65,443)	(690,563)	(1,594,760)	(16,451,446)
	(68)	1,751	(1,467,841)	(15,102,655)
Class IR Shares
Shares sold	389,647	4,104,801	69,352	725,363
Reinvestment of distributions	6,584	69,739	3,347	34,684
Shares redeemed	(53,734)	(567,992)	(93,192)	(967,665)
	342,497	3,606,548	(20,493)	(207,618)
Class R Shares
Shares sold	63,511	671,812	12,930	134,548
Reinvestment of distributions	1,328	14,053	1,126	11,681
Shares redeemed	(12,756)	(135,021)	(21,418)	(220,257)
	52,083	550,844	(7,362)	(74,028)
NET DECREASE	(13,754,899)	$(145,396,802)	(30,897,898)	$(320,705,217)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Global Income Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,586,338	$20,325,913	1,256,050	$16,192,070
Reinvestment of distributions	210,095	2,675,011	290,430	3,689,114
Shares converted from Class B(a)	18,795	243,133	2,177	28,021
Shares redeemed	(1,546,288)	(19,861,472)	(2,776,709)	(36,099,908)
	268,940	3,382,585	(1,228,052)	(16,190,703)
Class B Shares
Shares sold	2,457	31,682	6,345	80,811
Reinvestment of distributions	368	4,712	4,583	57,920
Shares converted to Class A(a)	(18,868)	(243,133)	(2,186)	(28,021)
Shares redeemed	(67,729)	(871,960)	(60,610)	(780,656)
	(83,772)	(1,078,699)	(51,868)	(669,946)
Class C Shares
Shares sold	229,686	2,915,333	71,705	916,627
Reinvestment of distributions	14,547	183,561	18,636	234,526
Shares redeemed	(95,731)	(1,221,241)	(157,602)	(2,021,855)
	148,502	1,877,653	(67,261)	(870,702)
Institutional Shares
Shares sold	16,097,969	205,279,334	20,189,024	260,329,764
Reinvestment of distributions	1,539,528	19,582,924	2,281,831	28,936,451
Shares redeemed	(16,999,841)	(217,509,193)	(18,240,934)	(234,141,552)
	637,656	7,353,065	4,229,921	55,124,663
Service Shares
Shares sold	31,658	405,008	9,195	117,986
Reinvestment of distributions	417	5,289	409	5,160
Shares redeemed	(22,770)	(292,806)	(1,736)	(22,371)
	9,305	117,491	7,868	100,775
Class IR Shares
Shares sold	742,176	9,540,676	38,499	495,858
Reinvestment of distributions	23,848	301,801	3,033	38,442
Shares redeemed	(18,837)	(239,734)	(23,131)	(297,347)
	747,187	9,602,743	18,401	236,953
NET INCREASE	1,727,818	$21,254,838	2,909,009	$37,731,040

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Income Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	139,942,256	$1,468,550,175	322,194,347	$3,403,126,196
Reinvestment of distributions	8,316,052	86,539,197	4,652,222	49,226,533
Shares redeemed	(232,189,012)	(2,424,542,617)	(47,483,395)	(501,731,244)
	(83,930,704)	(869,453,245)	279,363,174	2,950,621,485
Class C Shares
Shares sold	41,310,685	434,597,330	78,761,666	832,427,995
Reinvestment of distributions	1,770,115	18,371,732	718,692	7,608,168
Shares redeemed	(29,695,594)	(307,734,078)	(6,797,147)	(71,866,744)
	13,385,206	145,234,984	72,683,211	768,169,419
Institutional Shares
Shares sold	1,075,029,579	11,278,202,983	1,354,175,002	14,312,386,204
Reinvestment of distributions	46,283,903	480,503,449	15,331,342	162,263,498
Shares redeemed	(718,001,633)	(7,425,931,157)	(147,768,195)	(1,562,144,611)
	403,311,849	4,332,775,275	1,221,738,149	12,912,505,091
Class IR Shares
Shares sold	40,287,154	423,066,106	63,725,398	672,837,499
Reinvestment of distributions	2,380,769	24,732,972	937,543	9,917,406
Shares redeemed	(41,947,589)	(433,303,517)	(7,630,689)	(80,623,752)
	720,334	14,495,561	57,032,252	602,131,153
Class R Shares
Shares sold	578,286	6,037,223	530,341	5,621,913
Reinvestment of distributions	14,134	146,575	1,688	17,893
Shares redeemed	(168,664)	(1,756,353)	(20,230)	(213,715)
	423,756	4,427,445	511,799	5,426,091
NET INCREASE	333,910,441	$3,627,480,020	1,631,328,585	$17,238,853,239

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Multi Sector Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Bond Fund (formerly the Goldman Sachs Core Plus Fixed Income Fund), Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Strategic Income Fund (collectively the “Funds”), portfolios of the Goldman Sachs Trust, at March 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, brokers, and transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2015

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Bond Fund				Core Fixed Income Fund				Global Income Fund				Strategic Income Fund
Share Class	Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*	Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*	Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*	Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*
Class A
Actual	$1,000.00	$1,016.80		$3.92	$1,000.00	$1,025.60		$4.09	$1,000.00	$1,022.50		$5.19	$1,000.00	$966.60		$4.46
Hypothetical 5% return	1,000.00	1,021.04	+	3.93	1,000.00	1,020.89	+	4.08	1,000.00	1,019.80	+	5.19	1,000.00	1,020.39	+	4.58
Class C
Actual	1,000.00	1,014.00		7.73	1,000.00	1,020.80		7.86	1,000.00	1,019.00		8.81	1,000.00	963.00		8.12
Hypothetical 5% return	1,000.00	1,017.25	+	7.75	1,000.00	1,017.15	+	7.85	1,000.00	1,016.21	+	8.80	1,000.00	1,016.65	+	8.35
Institutional
Actual	1,000.00	1,018.50		2.21	1,000.00	1,026.30		2.42	1,000.00	1,024.30		3.48	1,000.00	968.30		2.80
Hypothetical 5% return	1,000.00	1,022.74	+	2.22	1,000.00	1,022.54	+	2.42	1,000.00	1,021.49	+	3.48	1,000.00	1,022.09	+	2.87
Service
Actual	1,000.00	1,016.10		4.72	1,000.00	1,024.70		4.90	1,000.00	1,016.60		6.03	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,020.24	+	4.73	1,000.00	1,020.10	+	4.89	1,000.00	1,018.95	+	6.04	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,018.10		2.62	1,000.00	1,026.90		2.78	1,000.00	1,023.00		3.88	1,000.00	968.80		3.24
Hypothetical 5% return	1,000.00	1,022.34	+	2.62	1,000.00	1,022.19	+	2.77	1,000.00	1,021.09	+	3.88	1,000.00	1,021.64	+	3.33
Class R
Actual	1,000.00	1,015.60		5.18	1,000.00	1,023.30		5.30	N/A	N/A		N/A	1,000.00	965.40		5.73
Hypothetical 5% return	1,000.00	1,019.80	+	5.19	1,000.00	1,019.70	+	5.29	N/A	N/A		N/A	1,000.00	1,019.10	+	5.89

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Service	Class IR	Class R
Bond	0.78%	1.54%	0.44%	0.94%	0.52%	1.03%
Core Fixed Income	0.81	1.56	0.48	0.97	0.55	1.05
Global Income	1.03	1.75	0.69	1.20	0.77	N/A
Strategic Income	0.91	1.66	0.57	N/A	0.66	1.17

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	108	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc. (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	None
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 63	Trustee	Since 2015	Mr. Weaver is retired. Formerly, he was Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of March 31, 2015, the Trust consisted of 94 portfolios (88 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of six portfolios (two of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present);
Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and
Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005); and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of March 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Multi Sector Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Bond and Global Income Funds designate $3,956,888 and $1,198,798, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2015.

Pursuant to Section 871(k) of the Internal Revenue Code, the Global Income Fund designates $8,912,245 as short-term capital gain dividends paid during the year ended March 31, 2015.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of March 31, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund[4]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[5]
■	International Tax-Managed Equity Fund[5]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, (India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund
■	Global Managed Beta Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective April 30, 2015, the Goldman Sachs U.S. Equity Fund will be renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[5]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES	OFFICERS

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO.	GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Distributor and Transfer Agent	Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Funds management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman, Sachs & Co. is the distributor of the Goldman Sachs Funds.

© 2015 Goldman Sachs. All rights reserved. 162195.MF.MED.TMPL/5/2015 MSFIAR-15 / 181k

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,570,472	$2,208,710	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$0	Other attest services.

Tax Fees:

• PwC	$659,410	$723,485	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,568,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2015 and March 31, 2014 were approximately $659,410 and $723,485 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	June 4, 2015